                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

                              INVESTMENT COMPANIES

Investment Company Act file number  811-05083

                                VANECK VIP TRUST
               (Exact name of registrant as specified in charter)

                      666 Third Avenue, New York, NY 10017
               (Address of principal executive offices) (Zip code)

                         VanEck Associates Corporation
                      666 Third Avenue, New York, NY 10017
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (212) 293-2000

Date of fiscal year end:  DECEMBER 31

Date of reporting period: JUNE 30, 2016

Item 1. Report to Shareholders.

SEMI-ANNUAL REPORT
June 30, 2016
(unaudited)

VanEck VIP Trust

VanEck VIP Emerging Markets Fund

800.826.2333	vaneck.com

The information contained in this shareholder letter represents the personal opinions of the investment team members and may differ from those of other portfolio managers or of the firm as a whole. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Also, unless otherwise specifically noted, any discussion of the Fund’s holdings, the Fund’s performance, and the views of the investment team members are as of June 30, 2016.

VANECK VIP EMERGING MARKETS FUND

(unaudited)

Dear Shareholder:

The Initial Class shares of the VanEck VIP Emerging Markets Fund (the “Fund”) returned 1.35% during the six-month period ending June 30, 2016, and underperformed the MSCI Emerging Markets (MSCI EM) Index,1 its benchmark index, which gained 6.60% over the same period.

In the past six months, dynamics in emerging markets have not been helpful to the Fund’s growth at a reasonable price philosophy. Size and growth risk factors contributed to most of its underperformance versus the MSCI EM benchmark; in addition to a few disappointing stocks in the industrial sector in China. Our philosophy and approach tend to lead us away from energy (up about 15%, for example), materials, and utilities sectors, all of which rallied substantially in the first half of 2016, while structural growth sectors such as consumer, healthcare, and financials, trailed. China and India, two of the Fund’s largest country overweights relative to the MSCI EM Index, had a disappointing 2016 compared to their Latin America counterparts. In the past six months, large caps outperformed small caps and value outperformed growth. For us, those factors coming together in 2016 constitute the exact opposite of “all stars aligned”.

We continue to be fundamentally driven and employ a bottom-up investment strategy that has the ability to invest wherever opportunities exist, regardless of market capitalization and geography. Both our philosophy and process differentiate the Fund’s strategy, allowing us to capitalize on opportunities that are not well captured by the standard benchmark indices.

Fund Review

On a country level, Peru, South Korea, and the Philippines aided the Fund’s performance the most, while China, Russia, and Saudi Arabia detracted from relative performance in the first six months of the year.

On a sector level, financials and consumer sectors did well for the Fund’s relative performance, while stock selection in industrials and information technology disappointed.

Our top five performing stocks were companies from across the globe. As a Brazilian real holding, BB Seguridade Participações (2.2% of Fund net assets†), the insurance arm of Banco do Brasil, the largest Latin America-based bank, was helped significantly by the rebound in the Brazilian market during the first half of 2016. The story is a structural one,

1

VANECK VIP EMERGING MARKETS FUND

(unaudited) (continued)

with the company continuing to display strong execution, in line with our growth thesis.

In Peru, in addition to its improving asset quality, consistent performance, and asset growth, financial holding company Credicorp (2.8% of Fund net assets†) benefited from an uptick in the commodities markets, together with the turnaround in the Peruvian market during the six-month period. This followed a second half in 2015 when uncertainty as to whether the country would be reclassified by MSCI indexers weighed heavily on its stocks and the recent resolution of political uncertainty with the election of Pedro Pablo Kuczynski as the country’s president.

In India, Yes Bank Limited (3.3% of Fund net assets†), a high-quality, private sector bank, benefited from both improving loan growth and widening lending spreads. This led to significant results, as has the bank’s focus on retail, as opposed to commercial, business opportunities. In addition, as it becomes clear that the current government is unlikely to recapitalize the overly indebted state-owned banking sector, the well-managed private banks are positioned to take considerable market share.

Smiles (1.6% of Fund net assets†), another Brazilian company, performed commendably over the first six months of the year. The company provides value-added operations to “air mile” programs in Latin America. The company has benefited both from being a Brazilian real-based stock, and from the country’s recent recovery.

Stock in Robinsons Retail Holdings (2.5% of Fund net assets†), the Philippines’ second largest multi-format retailer, benefited during the first six months of 2016 from the improving macroeconomic environment in the country, together with the absence of the uncertainties that had preceded the presidential elections. The company demonstrated strong same-store growth across all formats with both strength in the growth of its core business and new store openings.

Four of the five biggest detractors from performance during the six-month period were Chinese. One of the Fund’s internet holdings, JD.com (2.4% of Fund net assets†) suffered from the widespread exit from the Chinese market during the first quarter of the year, giving back some of its outperformance of the previous year. The second quarter brought some negative points regarding top-line sales which caused some further multiple contraction. However, the company, as market leader, continues to reflect, in our opinion, the considerable strength of the growth

2

opportunities in the e-commerce sector in China and we are inclined to remain patient.

Having been forced to change its business model, Hong Kong, China based-Boer Power Holdings (0.3% of Fund net assets†), which provides electrical distribution solutions, faced, in our opinion, increased business risk. The company’s leverage increased as it took on higher levels of accounts receivable. Although we have reduced our exposure to the company until the outlook becomes more predictable, we still believe that the company will continue to be a beneficiary of the development of a smarter grid in China.

CAR (1.1% of Fund net assets†), also based in Hong Kong, is the largest auto rental company in China and provides vehicles to U-Car, a partner providing “Uber-like” chauffeured car services in China. The issues around this company and its recent poor performance center on uncertainty surrounding the regulatory environment that has led U-Car to scale back its investment and use fewer CAR vehicles. The management remains focused, however, on the very valuable core rental business.

Luxoft Holdings (1.6% of Fund net assets†) is a high-end information technology services provider, in particular to the financial services industry, with its programmers largely situated in the ex-Soviet Union countries, referred to as Commonwealth of Independent States (CIS). During the period under review, the company reported lower than expected numbers, largely related to the pulling of a key contract by a client.

Wasion Group Holdings (sold by Fund by period end), like Boer Power Holdings, is in the business of improving the efficiency of power use in China. Early in the period under review, it suffered from the fallout created by the adjustment and lengthening of payment timelines on certain government contracts and we exited our position in the company.

Overview

Emerging markets equities in 2015 witnessed a year of more twists and turns in macro factors that we can remember. Emerging markets greeted 2016 with a sharp decline during the first 20 days of the year on negative headlines regarding a possible currency depreciation in China and fears of an imminent debt crisis. However, markets reversed, following the bottom towards the end of January, as evidence emerged that China’s flows were stabilizing. The U.S. Federal Reserve’s signal that it will keep rates low encouraged more investors to return to emerging markets. The asset class received record flows during March.

3

VANECK VIP EMERGING MARKETS FUND

(unaudited) (continued)

During the second quarter, macro-driven turbulence continued. Markets were challenged by the British withdrawal from the European Union (Brexit), negative bond yields, a sharp appreciation in the Japanese yen, and concerns about the rise of “populist politics”—to name but a few issues. In emerging markets equities, the second quarter of 2016 witnessed some of the same dynamics and factors that dominated the first quarter of the year. In particular, return dispersions between sectors and countries remained substantial, and large caps continued to outperform small caps. Commodities-related sectors and countries continued to rally (although less so than in the first quarter). China’s and India’s markets improved in the second quarter, but certainly did not match the performance of their Latin American (LATAM) counterparts. It is worth noting that, so far this year, despite all the negative events and headlines, the MSCI EM is ahead of most major global indices, in marked contrast to the last five years. Gratifyingly, despite all this turmoil and confusion, and the outperformance of commodities-related sectors, the Fund was able to outperform its index in the second quarter, clawing back some of the first quarter underperformance, and continuing its long run outperformance of the asset class.

Concern surrounding China’s capital outflows has lessened, but there is still net depreciation pressure on the renminbi. In some ways, mild, engineered depreciation versus a basket of currencies, while keeping a lid on capital outflow pressures, represents a positive outcome for China. Market concern has tended to focus more on the rapid increase in leverage that we have seen in China since the global financial crisis. Although we do agree that there is a significant issue that will necessitate some hard decisions, we think that there are very significant differences in the nature of that debt and the management of the economy that will prevent a systemic crisis in the foreseeable future. As a reminder, our investments in China are firmly focused on the better, more sustainable parts of the Chinese equity story. We find areas such as tourism, education, healthcare, and e-commerce to be the best, most predictable places to make investments in China. This contrasts with the more cyclical parts of China, involving commodities, heavy industry and property, which may nevertheless have their “moment in the sun” from time to time.

A major, unexpected event in the second quarter for world markets and currencies was, of course, the Brexit vote in the U.K. The direct, first order implications for emerging markets are relatively small. But the ramifications may be very significant.

4

Strategy and Outlook

We are constructive on the continuing outperformance of emerging markets in a global context. We continue to implement our philosophy of structural growth at a reasonable price. We find that there are many areas of superior, sustained growth that are essentially non-cyclical in nature and will provide very reliable opportunities for well-managed companies to exploit. In some places, demographics are very positive, and consumer preferences and labor skills continue to evolve swiftly. Other countries are taking seriously the structural reforms and skills investment necessary to advance their economies from the middle income level.

We continue to be very excited by the services and financial sectors. Within these, we are interested in participating in companies where strong, innovative management teams are able to capitalize on dynamic change and extract real value, including e-commerce, Internet services, healthcare, travel, and education, and very specific, consumer-focused, financial services business models.

Taking pockets of reliable structural growth in the emerging markets as a starting point, and then adding to these the expectation of a continued benign U.S. dollar environment, we believe should lead to reasonable relative returns from our fund in this growth-challenged world. Volatility in commodities may help or hurt our relative performance at the margin, quarter by quarter. Over the medium- to longer-term horizon, we continue to believe we are able to access superior non-cyclical, repeatable, risk-adjusted returns for our investors. We continue to discover—and invest in—great companies with strong competitive advantages. As we often mention, countries and sectors may drift in and out of favor with investors and cause bouts of underperformance for periods of time. However, great companies—regardless of their domicile—usually have strong cash flows to invest consistently in their businesses, and compound long-term structural trends despite short-term periods of underperformance against either a benchmark or cyclical sectors. We remain disciplined during these periods and add to positions where valuations guide us. We do not seek to chase short-term trends or short-term shifts in investor preference.

Since idiosyncrasy remains a critical aspect of investing in the emerging markets, we appreciate the flexibility inherent in our process that allows us to invest in well-priced structural growth opportunities across the market capitalizations. In addition, we also have the advantage of being able to avoid certain larger capitalization names which are often exposed to cyclical industries and/or may be subject to unwelcome government

5

VANECK VIP EMERGING MARKETS FUND

(unaudited) (continued)

involvement. As we go forward, we will continue to pursue attractive investments that we believe can deliver the anticipated growth that characterizes emerging market countries.

The Fund continues to employ an active, non-index driven approach. Among other things, this provides it with the flexibility to address not only interesting emerging opportunities, but also concerns in both companies and countries, should any arise. It is essentially the flexibility to invest in the best structural growth stories that we can find, many of which are found in mid- and small-cap stocks.

The Fund is subject to the risks associated with its investments in emerging markets securities, which tend to be more volatile and less liquid than securities traded in developed countries. The Fund’s investments in foreign securities involve risks related to adverse political and economic developments unique to a country or a region, currency fluctuations or controls, and the possibility of arbitrary action by foreign governments, including the takeover of property without adequate compensation or imposition of prohibitive taxation. The Fund is subject to risks associated with investments in derivatives, illiquid securities, and small- or mid-cap companies. The Fund is also subject to inflation risk, market risk, non-diversification risk, and leverage risk. Please see the prospectus for information on these and other risk considerations.

We appreciate your participation in the VanEck VIP Emerging Markets Fund, and we look forward to helping you meet your investment goals in the future.

David A. Semple Portfolio Manager July 19, 2016	Angus Shillington Deputy Portfolio Manager

Represents the opinions of the investment adviser. Past performance is no guarantee of future results. Not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue.

6

†	All Fund assets referenced are Total Net Assets as of June 30, 2016.

The performance quoted represents past performance. Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted. Performance information reflects temporary waivers of expenses and/or fees and does not include insurance/annuity fees and expenses. Investment returns would have been reduced had these fees/expenses been included. Investment return and the value of the shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. Index returns assume that dividends of the Index constituents in the Index have been reinvested. Performance information current to the most recent month end is available by calling 800.826.2333.

The Fund is only available to life insurance and annuity companies to fund their variable annuity and variable life insurance products. These contracts offer life insurance and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company charges, fees and expenses for these benefits are not reflected in this report or in the Fund’s performance, since they are not direct expenses of the Fund. Had these fees been included, returns would have been lower. For insurance products, performance figures do not reflect the cost for insurance and if they did, the performance shown would be significantly lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits.

All indices listed are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made. Results reflect past performance and do not guarantee future results.

[1]	MSCI Emerging Markets Index (MSCI EM) is a free float-adjusted market capitalization index that is designed to measure equity market performance of 23 emerging markets countries.
7

VANECK VIP EMERGING MARKETS FUND

TOP TEN EQUITY HOLDINGS*

June 30, 2016 (unaudited)

Naspers Ltd.	4.9%
Yes Bank Ltd.	3.3%
Tencent Holdings Ltd.	3.3%
Taiwan Semiconductor Manufacturing Co. Ltd.	2.8%
Credicorp Ltd.	2.8%
Robinsons Retail Holdings, Inc.	2.5%
Axis Bank Ltd.	2.5%
JD.com, Inc.	2.4%
BB Seguridade Participacoes S.A.	2.2%
Sinopharm Group Co. Ltd.	2.0%
*Percentage of net assets. Portfolio is subject to change.

8

VANECK VIP EMERGING MARKETS FUND

EXPLANATION OF EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including program fees on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2016 to June 30, 2016.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as fees on purchase payments. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9

VANECK VIP EMERGING MARKETS FUND

EXPLANATION OF EXPENSES

(unaudited) (continued)

			Expenses Paid
	Beginning	Ending	During the Period*
	Account Value	Account Value	January 1,
	January 1,	June 30,	2016 - June 30,
	2016	2016	2016
VanEck VIP Emerging Markets Fund
Initial Class
Actual	$1,000.00	$1,013.50	$6.06
Hypothetical**	$1,000.00	$1,018.85	$6.07
Class S
Actual	$1,000.00	$1,016.40	$2.86
Hypothetical**	$1,000.00	$1,005.50	$2.84

*	Expenses are equal to the Fund’s annualized expense ratio (for the six months ended June 30, 2016), of 1.21% on Initial Class Shares and 1.70% on Class S Shares, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year divided by the number of the days in the fiscal year (to reflect the one-half year period).

**	Assumes annual return of 5% before expenses
10

VANECK VIP EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS

June 30, 2016 (unaudited)

Number of Shares		Value

COMMON STOCKS: 94.7%

Brazil: 5.9%
310,000	BB Seguridade Participacoes SA	$2,712,729
90,000	Estacio Participacoes SA	475,174
34,000	Ouro Fino Saude Animal Participacoes SA	451,633
133,000	Smiles SA	1,986,947
212,000	Valid Solucoes SA	1,814,899
		7,441,382
China / Hong Kong: 28.3%
265,000	AIA Group Ltd. #	1,590,199
12,335	Baidu, Inc. (ADR) *	2,037,125
3,642,000	Beijing Enterprises Water Group Ltd. #	2,210,293
939,000	Boer Power Holdings Ltd. #	412,327
1,396,100	CAR, Inc. * #	1,364,973
3,588,969	China Animal Healthcare Ltd. * # §	240,557
25,000	China Lodging Group Ltd. (ADR)	910,750
800,000	China Maple Leaf Educational Systems Ltd. #	721,858
878,000	China Medical System Holdings Ltd. #	1,347,927
1,818,000	EVA Precision Industrial Holdings Ltd. #	175,259
702,000	Fu Shou Yuan International Group Ltd. #	497,193
486,000	Galaxy Entertainment Group Ltd. #	1,457,282
142,900	JD.com, Inc. (ADR) *	3,033,767
27,000	Kweichow Moutai Co. Ltd. #	1,188,288
488,000	Man Wah Holdings Ltd. #	702,806
1,129,000	Phoenix Healthcare Group Co. Ltd. #	1,570,427
Number of Shares		Value

China / Hong Kong: (continued)
213,000	Ping An Insurance Group Co. of China Ltd. #	$943,734
351,991	Shanghai International Airport Co. Ltd. #	1,388,431
184,000	Shenzhou International Group Holdings Ltd. #	889,762
528,000	Sinopharm Group Co. Ltd. #	2,536,346
535,000	Techtronic Industries Co. #	2,234,158
179,000	Tencent Holdings Ltd. #	4,110,864
6,360,000	Xinyi Solar Holdings Ltd. #	2,526,508
487,987	Zhengzhou Yutong Bus Co. Ltd. #	1,464,575
		35,555,409
Egypt: 1.1%
305,750	Commercial International Bank Egypt SAE #	1,365,056
Hungary: 1.4%
87,000	Richter Gedeon Nyrt #	1,730,438
India: 17.3%
309,000	Adani Ports & Special Economic Zone Ltd. #	951,733
390,000	Axis Bank Ltd. #	3,099,014
244,000	Cadila Healthcare Ltd. #	1,192,287
1,225,000	Dish TV India Ltd. * #	1,786,434
467,000	Fortis Healthcare Ltd. * #	1,096,507
68,700	Glenmark Pharmaceuticals Ltd. #	817,181
59,000	HCL Technologies Ltd. #	639,762

See Notes to Financial Statements

11

VANECK VIP EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS

(unaudited) (continued)

Number
of Shares		Value

India: (continued)
79,000	HDFC Bank Ltd.	$1,599,430
222,000	LIC Housing Finance Ltd. #	1,634,778
205,800	Phoenix Mills Ltd.	1,057,281
137,000	Strides Shasun Ltd. #	2,306,946
150,408	VA Tech Wabag Ltd. #	1,321,457
256,000	Yes Bank Ltd. #	4,198,522
		21,701,332
Indonesia: 2.2%
3,191,000	Link Net Tbk PT #	983,406
1,147,200	Matahari Department Store Tbk PT #	1,748,457
		2,731,863
Jordan: 1.3%
51,000	Hikma Pharmaceuticals Plc (GBP) #	1,679,480
Kenya: 1.2%
8,816,000	Safaricom Ltd. #	1,532,292
Mexico: 1.4%
476,000	Qualitas Controladora SAB de CV	675,628
432,000	Unifin Financiera SAPI de CV SOFOM ENR	1,082,449
		1,758,077
Peru: 2.8%
22,560	Credicorp Ltd. (USD)	3,481,685
Philippines: 2.5%
1,703,000	Robinsons Retail Holdings, Inc. #	3,129,920
Russia: 1.1%
10,090	Magnit PJSC #	1,422,232
South Africa: 7.3%
585,000	Life Healthcare Group Holdings Ltd. #	1,439,293
Number
of Shares		Value

South Africa: (continued)
40,300	Naspers Ltd. #	$6,153,608
112,000	Spar Group Ltd.	1,536,122
		9,129,023
South Korea: 2.3%
1,650	LG Household & Health Care Ltd. #	1,611,315
14,380	Woongjin Coway Co. Ltd. #	1,309,336
		2,920,651
Spain: 1.6%
116,000	CIE Automotive SA #	1,953,357
Switzerland: 1.8%
38,300	Luxoft Holding, Inc. (USD) *	1,992,366
11,000	Wizz Air Holdings Plc (GBP) * # Reg S 144A	235,867
		2,228,233
Taiwan: 7.8%
1,696,000	Advanced Semiconductor Engineering, Inc. #	1,929,531
297,800	Aerospace Industrial Development Corp. #	408,484
149,000	Basso Industry Corp. #	424,382
205,000	Catcher Technology Co. Ltd. #	1,528,516
7,000	Largan Precision Co. Ltd. #	647,382
123,420	Poya Co. Ltd. #	1,376,320
698,000	Taiwan Semiconductor Manufacturing Co. Ltd. #	3,517,708
		9,832,323
Thailand: 2.0%
1,758,000	CP ALL PCL #	2,521,745

See Notes to Financial Statements

12

Number of Shares		Value

Turkey: 2.8%
106,283	AvivaSA Emeklilik ve Hayat AS	$704,982
77,000	Tofas Turk Otomobil Fabrikasi AS #	633,124
4,769,079	Turkiye Sinai Kalkinma Bankasi AS #	2,205,903
		3,544,009
United Kingdom: 2.3%
48,000	BGEO Group Plc #	1,681,057
1,235,312	Hirco Plc * # §	0
240,000	International Personal Finance Plc #	914,020
645,349	Raven Russia Ltd. *	320,022
		2,915,099
United States: 0.3%
7,400	First Cash Financial Services, Inc.	379,842
Total Common Stocks (Cost: $115,320,391)		118,953,448

PREFERRED STOCKS: 3.3%

Brazil: 1.0%
141,600	Itau Unibanco Holding SA	1,335,641
Colombia: 1.1%
148,000	Banco Davivienda SA	1,362,003
South Korea: 1.2%
1,453	Samsung Electronics Co. Ltd. #	1,498,896
Total Preferred Stocks (Cost: $4,613,423)		4,196,540
Number of Shares		Value

REAL ESTATE INVESTMENT TRUST: 1.2% (Cost: $1,765,351)
Mexico: 1.2%
860,800	TF Administradora Industrial, S de RL de CV	$1,464,757

WARRANTS: 1.0%

Luxembourg: 1.0%
2,250	Deutsche Bank, London Branch, aXess Warrants (USD 0.00, expiring 09/27/16) * # (a)	32,806
222,333	Deutsche Bank, London Branch, aXess Warrants (USD 0.00, expiring 09/27/16) * # (b)	1,188,454
Total Warrants (Cost: $1,617,792)		1,221,260
Total Investments: 100.2% (Cost: $123,316,957)		125,836,005
Liabilities in excess of other assets: (0.2)%		(264,129)
NET ASSETS: 100.0%		$125,571,876

ADR	American Depositary Receipt
GBP	British Pound
USD	United States Dollar

See Notes to Financial Statements

13

VANECK VIP EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS

(unaudited) (continued)

(a)	Issue price $18.40. The security is linked to the performance of Almarai Co.
(b)	Issue price $12.75. The security is linked to the performance of Samba Financial Group.
*	Non-income producing
#	Indicates a fair valued security which has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $95,420,773 which represents 76.0% of net assets.
§	Illiquid Security — the aggregate value of illiquid securities is $240,557 which represents 0.2% of net assets.
Reg S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.
144A	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the value amounted to $235,867, or 0.2% of net assets.

Summary of Investments by Sector (unaudited)	% of Investments	Value
Consumer Discretionary	22.5%	$28,294,715
Consumer Staples	9.1	11,442,428
Financials	27.8	34,997,186
Health Care	13.1	16,409,022
Industrials	6.5	8,216,548
Information Technology	16.2	20,428,658
Telecommunication Services	2.0	2,515,698
Utilities	2.8	3,531,750
	100.0%	$125,836,005

The summary of inputs used to value the Fund’s investments as of June 30, 2016 is as follows:

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Value
Common Stocks
Brazil	$7,441,382	$—	$—	$7,441,382
China / Hong Kong	5,981,642	29,333,210	240,557	35,555,409
Egypt	—	1,365,056	—	1,365,056
Hungary	—	1,730,438	—	1,730,438
India	2,656,711	19,044,621	—	21,701,332
Indonesia	—	2,731,863	—	2,731,863
Jordan	—	1,679,480	—	1,679,480
Kenya	—	1,532,292	—	1,532,292

See Notes to Financial Statements

14

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Value
Common Stocks (continued)
Mexico	$1,758,077	$—	$—	$1,758,077
Peru	3,481,685	—	—	3,481,685
Philippines	—	3,129,920	—	3,129,920
Russia	—	1,422,232	—	1,422,232
South Africa	1,536,122	7,592,901	—	9,129,023
South Korea	—	2,920,651	—	2,920,651
Spain	—	1,953,357	—	1,953,357
Switzerland	1,992,366	235,867	—	2,228,233
Taiwan	—	9,832,323	—	9,832,323
Thailand	—	2,521,745	—	2,521,745
Turkey	704,982	2,839,027	—	3,544,009
United Kingdom	320,022	2,595,077	0	2,915,099
United States	379,842	—	—	379,842
Preferred Stocks
Brazil	1,335,641	—	—	1,335,641
Colombia	1,362,003	—	—	1,362,003
South Korea	—	1,498,896	—	1,498,896
Real Estate Investment Trust*	1,464,757	—	—	1,464,757
Warrants*	—	1,221,260	—	1,221,260
Total	$30,415,232	$95,180,216	$240,557	$125,836,005

* See Schedule of Investments for security type and geographic sector breakouts.

During the period ended June 30, 2016, transfers of securities from Level 1 to Level 2 were $2,512,257 and transfers from Level 2 to Level 1 were $12,179,604. These transfers resulted primarily from changes in certain foreign securities valuation methodologies between the last close of the securities’ primary market (Level 1) and valuation by the pricing service (Level 2), which takes into account market direction or events occurring before the Fund’s pricing time but after the last local close, as described in the Notes to Financial Statements.

The following table reconciles the valuation of the Fund’s Level 3 investment securities and related transactions during the period ended June 30, 2016:

	Common Stocks
	China / Hong Kong	United Kingdom
Balance as of December 31, 2015	$602,017	$0
Realized gain (loss)	—	—
Net change in unrealized appreciation (depreciation)	(361,460)	0
Purchases	—	—
Sales	—	—
Transfers in and/or out of level 3	—	—
Balance as of June 30, 2016	$240,557	$0

See Notes to Financial Statements

15

VANECK VIP EMERGING MARKETS FUND

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2016 (unaudited)

Assets:
Investments, at value (Cost $123,316,957)	$125,836,005
Cash denominated in foreign currency, at value (Cost $1,893,779)	1,774,860
Receivables:
Shares of beneficial interest sold	49,367
Dividends	228,474
Prepaid expenses	398
Total assets	127,889,104
Liabilities:
Payables:
Shares of beneficial interest redeemed	20,381
Due to Adviser	100,219
Due to Distributor	2
Deferred Trustee fees	55,904
Accrued expenses	2,140,722
Total liabilities	2,317,228
NET ASSETS	$125,571,876
Initial Class Shares:
Net Assets	$125,561,703
Shares of beneficial interest outstanding	11,923,147
Net asset value, redemption and offering price per share	$10.53
Class S Shares:
Net Assets	$10,173
Shares of beneficial interest outstanding	967
Net asset value, redemption and offering price per share	$10.52
Net Assets consist of:
Aggregate paid in capital	$132,724,306
Net unrealized appreciation	2,296,414
Undistributed net investment income	602,759
Accumulated net realized loss	(10,051,603)
$125,571,876

See Notes to Financial Statements

16

VANECK VIP EMERGING MARKETS FUND

STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2016 (unaudited)

Income:
Dividends (net of foreign taxes withheld of $106,000)		$1,373,323
Expenses:
Management fees	$596,489
Distribution fees — Class S Shares	4
Transfer agent fees — Initial Class Shares	13,195
Transfer agent fees — Class S Shares	4
Custodian fees	34,507
Professional fees	34,262
Reports to shareholders	22,407
Insurance	5,092
Trustees’ fees and expenses	7,439
Interest	1,226
Other	8,782
Total expenses	723,407
Net investment income		649,916
Net realized loss on:
Investments (net of foreign taxes of $11,385)		(9,434,381)
Foreign currency transactions and foreign denominated assets and liabilities		(21,217)
Net realized loss		(9,455,598)
Net change in unrealized appreciation (depreciation) on:
Investments (net of foreign taxes of $97,363)		10,354,605
Foreign currency transactions and foreign denominated assets and liabilities		(126,729)
Net change in unrealized appreciation (depreciation)		10,227,876
Net Increase in Net Assets Resulting from Operations		$1,422,194

See Notes to Financial Statements

17

VANECK VIP EMERGING MARKETS FUND

STATEMENT OF CHANGES IN NET ASSETS

	Six Months	Year Ended
	Ended June 30,	December 31,
	2016	2015
	(unaudited)
Operations:
Net investment income	$649,916	$1,067,753
Net realized gain (loss)	(9,455,598)	169,335
Net change in unrealized appreciation (depreciation)	10,227,876	(23,176,667)
Net increase (decrease) in net assets resulting from operations	1,422,194	(21,939,579)
Dividends and Distributions to shareholders from:
Net investment income
Initial Class Shares	(572,076)	(799,151)
Net realized capital gains
Initial Class Shares	(619,749)	(7,885,742)
Total dividends and distributions	(1,191,825)	(8,684,893)
Share transactions*:
Proceeds from sale of shares
Initial Class Shares	9,575,291	35,539,992
Class S Shares†	10,010	—
	9,585,301	—
Reinvestment of dividends and distributions
Initial Class Shares	1,191,825	8,684,893
Cost of shares redeemed
Initial Class Shares	(13,460,715)	(39,011,493)
Net increase (decrease) in net assets resulting from share transactions	(2,683,589)	5,213,392
Total decrease in net assets	(2,453,220)	(25,411,080)
Net Assets:
Beginning of period	128,025,096	153,436,176
End of period (including undistributed net investment income of $602,759 and $524,919, respectively)	$125,571,876	$128,025,096
* Shares of beneficial interest issued, reinvested and redeemed (unlimited number of $.001 par value shares authorized):
Initial Class Shares:
Shares sold	977,126	2,848,951
Shares reinvested	126,925	714,218
Shares redeemed	(1,368,743)	(3,222,848)
Net increase (decrease)	(264,692)	340,321
Class S Shares†:
Shares sold	967
Shares reinvested	—
Shares redeemed	—
Net increase	967

† Inception date of Class S Shares was May 1, 2016.

See Notes to Financial Statements

18

VANECK VIP EMERGING MARKETS FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	For the Six
	Months
	Ended		Initial Class Shares
	June 30,		Year Ended December 31,
	2016		2015	2014	2013	2012	2011
	(unaudited)
Net asset value, beginning of period	$10.50		$12.95	$14.90	$13.50	$10.40	$14.14
Income from investment operations:
Net investment income	0.06		0.09	0.10	0.07	0.07	0.05 (b)
Net realized and unrealized gain (loss) on investments	0.07		(1.80)	(0.23)	1.54	3.03	(3.66)
Total from investment operations	0.13		(1.71)	(0.13)	1.61	3.10	(3.61)
Less dividends and distributions from:
Net investment Income		(0.05)	(0.07)	(0.08)	(0.21)	—	(0.13)
Net realized capital gains		(0.05)	(0.67)	(1.74)	—	—	—
Total dividends and distributions		(0.10)	(0.74)	(1.82)	(0.21)	—	(0.13)
Redemption fees	—		—	—	—	— (c)	— (c)
Net asset value, end of period	$10.53		$10.50	$12.95	$14.90	$13.50	$10.40
Total return (a)	1.35	%(d)	(13.99)%	(0.41)%	12.02%	29.81%	(25.74)%
Ratios/Supplemental Data
Net assets, end of period (000’s)	$125,562		$128,025	$153,436	$167,932	$171,456	$108,286
Ratio of gross expenses to average net assets	1.21	%(e)	1.14%	1.17%	1.23%	1.23%	1.26%
Ratio of net expenses to average net assets	1.21	%(e)	1.14%	1.17%	1.23%	1.23%	1.26%
Ratio of net expenses, excluding interest expense, to average net assets	1.21	%(e)	1.13%	1.17%	1.22%	1.23%	1.26%
Ratio of net investment income to average net assets	1.09	%(e)	0.71%	0.69%	0.56%	0.55%	0.36%
Portfolio turnover rate	24	%(d)(f)	65%	85%	83%	93%	95%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distribution payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(b)	Calculated based upon average shares outstanding
(c)	Amount represents less than $0.005 per share
(d)	Not annualized
(e)	Annualized
(f)	Portfolio turnover is calculated at the fund level and represents a six month period

See Notes to Financial Statements

19

VANECK VIP EMERGING MARKETS FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Class S Shares
	May 1, 2016 (a)
	through
	June 30,
	2016
	(unaudited)
Net asset value, beginning of period	$10.35
Income from investment operations:
Net investment income	0.02
Net realized and unrealized gain (loss) on investments	0.15
Total from investment operations	0.17
Net asset value, end of period	$10.52
Total return (b)	1.64	%(c)
Ratios/Supplemental Data
Net assets, end of period (000’s)	$10
Ratio of gross expenses to average net assets	1.70	%(d)
Ratio of net expenses to average net assets	1.70	%(d)
Ratio of net expenses, excluding interest expense, to average net assets	1.70	%(d)
Ratio of net investment income to average net assets	1.34	%(d)
Portfolio turnover rate	24	%(c)(e)

(a)	Commencement of operations
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distribution payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Not annualized
(d)	Annualized
(e)	Portfolio turnover is calculated at the fund level and represents a six month period

See Notes to Financial Statements

20

VANECK VIP EMERGING MARKETS FUND

NOTES TO FINANCIAL STATEMENTS

June 30, 2016 (unaudited)

Note 1—Fund Organization—VanEck VIP Trust (formerly Van Eck VIP Trust) (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was organized as a Massachusetts business trust on January 7, 1987. The VanEck VIP Emerging Markets Fund (the “Fund”) is a diversified series of the Trust and seeks long-term capital appreciation by investing primarily in equity securities in emerging markets around the world. The Fund currently offers two classes of shares. The two classes are identical except Class S Shares are subject to a distribution fee. Class S Shares commenced operations on May 1, 2016.

Note 2—Significant Accounting Policies—The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The Fund is an investment company and is following accounting and reporting requirements of Accounting Standards Codification (“ASC”) 946 Financial Services - Investment Companies.

The following is a summary of significant accounting policies followed by the Fund.

A.	Security Valuation—The Fund values its investments in securities and other assets and liabilities carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Securities traded on national exchanges or traded on the NASDAQ National Market System are valued at the last sales price as reported at the close of each business day. Securities traded on the NASDAQ Stock Market are valued at the NASDAQ official closing price. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. To the extent these securities are actively traded they are categorized as Level 1 in the fair value hierarchy (as described below). Certain foreign securities, whose values may be affected by market direction or events occurring before the Fund’s pricing time (4:00 p.m. Eastern Time) but after the last close of the securities’ primary market, are fair valued using a pricing service and are categorized as Level 2 in the fair value hierarchy. The pricing service considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other appropriate indicators such as prices of relevant ADR’s and futures contracts. The Fund may also fair value
21

VANECK VIP EMERGING MARKETS FUND

NOTES TO FINANCIAL STATEMENTS

(unaudited) (continued)

securities in other situations, such as, when a particular foreign market is closed but the Fund is open. Short-term obligations with more than sixty days remaining to maturity are valued at market value. Short-term obligations with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates fair value. Money market fund investments are valued at net asset value and are categorized as Level 1 in the fair value hierarchy. Securities for which quotations are not available are stated at fair value as determined by the Pricing Committee of Van Eck Associates Corporation (the “Adviser”). The Pricing Committee provides oversight of the Fund’s valuation policies and procedures, which are approved by the Fund’s Board of Trustees. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and other market sources to determine fair value. The Pricing Committee convenes regularly to review the fair value of financial instruments for which market prices are not readily available. The Pricing Committee employs various methods for calibrating the valuation approaches utilized to determine fair value, including a regular review of key inputs and assumptions, transactional back-testing and disposition analysis.

Certain factors such as economic conditions, political events, market trends, the nature of and duration of any restrictions on disposition, trading in similar securities of the issuer or comparable issuers and other security specific information are used to determine the fair value for these securities. Depending on the relative significance of valuation inputs, these securities may be classified either as Level 2 or Level 3 in the fair value hierarchy. The price which the Fund may realize upon sale of an investment may differ materially from the value presented in the Schedule of Investments.

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis which includes a hierarchy that prioritizes inputs to valuation methods used to measure fair value. The fair value hierarchy gives highest priority to unadjusted quoted prices in active markets for identical assets and liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The transfers between levels of the fair value hierarchy assume the financial instruments were transferred at the beginning of the reporting period. The three levels of the fair value hierarchy are described below:

Level 1 – Quoted prices in active markets for identical securities.
22

Level 2 – Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of the inputs, the levels used to value the Fund’s investments, and transfers between levels are located in the Schedule of Investments. Additionally, tables that reconcile the valuation of the Fund’s Level 3 investments and that present additional information about valuation methodologies and unobservable inputs, if applicable, are located in the Schedule of Investments.

B.	Federal Income Taxes—It is the Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C.	Currency Translation—Assets and liabilities denominated in foreign currencies and commitments under foreign currency contracts are translated into U.S. dollars at the closing prices of such currencies each business day. Purchases and sales of investments are translated at the exchange rates prevailing when such investments are acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and liabilities are recorded as net realized gain (loss) on foreign currency transactions and foreign denominated assets and liabilities in the Statement of Operations.

D.	Dividends and Distributions to Shareholders—Dividends to shareholders from net investment income and distributions from net realized capital gains, if any, are declared and paid annually. Income dividends and capital gain distributions are determined in accordance with U.S. income tax regulations, which may differ from such amounts determined in accordance with GAAP.

E.	Restricted Securities—The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable
23

VANECK VIP EMERGING MARKETS FUND

NOTES TO FINANCIAL STATEMENTS

(unaudited) (continued)

price may be difficult. Information regarding restricted securities, if any, is included at the end of the Fund’s Schedule of Investments.

F.	Warrants—The Fund may invest in warrants whose values are linked to indices or underlying instruments. The Fund may use these warrants to gain exposure to markets that might be difficult to invest in through conventional securities. Warrants may be more volatile than their linked indices or underlying instruments. Potential losses are limited to the amount of the original investment. The Fund has invested in aXess warrants that are linked to the shares of an underlying security and are issued by Deutsche Bank AG London. The warrants are obligations of the issuer and are not secured by any collateral. The warrants may be exercised by the Fund during the exercise period. If the warrants have not been exercised on the last day of the exercise period, the warrants will be automatically exercised on that day. Warrants held at June 30, 2016 are reflected in the Schedule of Investments.

G.	Use of Derivative Instruments—The Fund may make investments in derivative instruments, including, but not limited to, options, futures, swaps and other derivatives relating to foreign currency transactions. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over-the-counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments or commodities at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivative instruments also involves the risk of loss if the investment adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument. The Fund held no derivative instruments during the period ended June 30, 2016.

H.	Other—Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized upon notification of the ex-dividend date. Realized gains and losses are calculated on the specific identified cost basis. Interest income, including amortization of premiums and discounts,
24

is accrued as earned. The Fund received redemption fees from Class R1 Shares prior to its closing on April 30, 2012 which are reflected in the Financial Highlights.

In the normal course of business, the Fund enters into contracts that contain a variety of general indemnifications. The Fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Adviser believes the risk of loss under these arrangements to be remote.

Note 3—Investment Management and Other Agreements—The Adviser is the investment adviser to the Fund. The Adviser receives a management fee, calculated daily and payable monthly based on an annual rate of 1.00% of the Fund’s average daily net assets. The Adviser has agreed, at least until May 1, 2017, to waive management fees and/or assume expenses (excluding acquired fund fees and expenses, interest expense, trading expenses, dividends and interest payments on securities sold short, taxes, and extraordinary expenses) from exceeding 1.50% of average daily net assets for Initial Class Shares and 1.75% of average daily net assets for Class S Shares. For the period ended June 30, 2016, no management fees were waived nor were any expenses assumed by the Adviser. Certain of the officers and trustees of the Trust are officers, directors or stockholders of the Adviser and Van Eck Securities Corporation (the “Distributor”).

Note 4—12b-1 Plan of Distribution—The Trust and the Distributor are parties to a distribution agreement dated May 1, 2006. The Fund has adopted a Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the 1940 Act. Pursuant to the Plan, the Fund is authorized to incur distribution expenses which will principally be payments to securities dealers who have sold shares and serviced shareholder accounts and payments to the Distributor for reimbursement of other actual promotion and distribution expenses incurred by the Distributor on behalf of the Fund. The amount paid in any one year is 0.25% of average daily net assets.

Note 5—Investments—For the period ended June 30, 2016, the cost of purchases and proceeds from sales of investments, excluding U.S. government securities and short-term obligations, aggregated $28,946,779 and $30,447,888, respectively.

Note 6—Income Taxes—For Federal income tax purposes, the identified cost of investments owned at June 30, 2016 was $123,913,634 and net unrealized appreciation aggregated to $1,922,371 of which $16,942,010 related to appreciated securities and $15,019,639 related to depreciated securities.

25

VANECK VIP EMERGING MARKETS FUND

NOTES TO FINANCIAL STATEMENTS

(unaudited) (continued)

The tax character of dividends and distributions paid to shareholders for the year ended December 31, 2015 was as follows:

Ordinary income	$799,151
Long-term capital gains	7,885,742
$8,684,893

The tax character of current year distributions will be determined at the end of the current fiscal year.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by applicable tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on return filings for all open tax years. The Fund does not have exposure for additional years that might still be open in certain foreign jurisdictions. Therefore, no provision for income tax is required in the Fund’s financial statements. However, the Fund is subject to foreign taxes on the appreciation in value of certain investments. The Fund provides for such taxes on both realized and unrealized appreciation.

The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended June 30, 2016, the Fund did not incur any interest or penalties.

Note 7—Concentration of Risk—The Fund may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, less reliable information about issuers, different securities transaction clearance and settlement practices, and future adverse political and economic developments. These risks are heightened for investments in emerging market countries. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of comparable U.S. issuers.

As a result of recent events involving Ukraine and the Russian Federation, the United States and the European Union have imposed sanctions on certain Russian individuals and companies. These sanctions do not currently impact the Fund. Additional economic sanctions may be imposed or other actions may be taken that may adversely affect the value and liquidity of the Russian-related issuers’ held by the Fund.

Further, the United Kingdom recently decided to leave the European Union (“EU”), creating economic and political uncertainty in its wake. Significant uncertainty exists regarding the timing of the United Kingdom’s withdrawal

26

from the EU and the effects such withdrawal will have on the Euro, European economies and the global markets. This may further impact the value of the Euro and the British pound sterling, and has caused volatility and uncertainty in European and global markets.

At June 30, 2016, the Adviser owns 100% of the Fund’s Class S Shares. The aggregate shareholder accounts of three insurance companies own approximately 68%, 13% and 5% of the Initial Class Shares.

Note 8—Trustee Deferred Compensation Plan—The Trust has a Deferred Compensation Plan (the “Deferred Plan”) for Trustees under which the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The fees otherwise payable to the participating Trustees are deemed invested in shares of eligible Funds of the Trust and the VanEck Funds (another registered investment company managed by the Adviser) as directed by the Trustees.

The expense for the Deferred Plan is included in “Trustees’ fees and expenses” in the Statement of Operations. The liability for the Deferred Plan is shown as “Deferred Trustee fees” in the Statement of Assets and Liabilities.

Note 9—Bank Line of Credit—The Trust participates with VanEck Funds (collectively the “VE/VIP Funds”) in a $30 million committed credit facility (the “Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Fund and other temporary or emergency purposes. The participating VE/VIP Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the VE/VIP Funds at rates based on prevailing market rates in effect at the time of borrowings. During the period ended June 30, 2016, the average daily loan balance during the 57 day period for which a loan was outstanding amounted to $860,030 and the average interest rate was 1.69%. At June 30, 2016, the Fund had an outstanding loan balance of $1,941,407.

Note 10—Subsequent Event Review—The Fund has evaluated subsequent events and transactions for potential recognition or disclosure through the date the financial statements were issued.

27

VANECK VIP TRUST

APPROVAL OF ADVISORY AGREEMENT

June 30, 2016 (unaudited)

VANECK VIP EMERGING MARKETS FUND
(the “Fund”)

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that an investment advisory agreement between a fund and its investment adviser may be entered into only if it is approved, and may continue in effect from year to year after an initial two-year period only if its continuance is approved, at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval. On June 23, 2016, the Board of Trustees (the “Board”) of VanEck VIP Trust (the “Trust”), which is comprised exclusively of Independent Trustees, voted to approve the continuation of the existing advisory agreement (the “Advisory Agreement”) between the Fund and its investment adviser, Van Eck Associates Corporation (together with its affiliated companies, the “Adviser”). Information regarding the material factors considered and related conclusions reached by the Board in approving the continuation of the Advisory Agreement is set forth below.

In considering the continuation of the Advisory Agreement, the Board reviewed and considered information that had been provided by the Adviser throughout the year at meetings of the Board and its committees, including information requested by the Board and furnished by the Adviser for meetings of the Board held on June 2, 2016 and June 22 and 23, 2016 specifically for the purpose of considering the continuation of the Advisory Agreement. The written and oral reports provided to the Board included, among other things, the following:

■	Information about the overall organization of the Adviser and the Adviser’s short-term and long-term business plans with respect to its mutual fund operations and other lines of business;

■	The consolidated financial statements of the Adviser for the past two fiscal years;

■	A copy of the Advisory Agreement and descriptions of the services provided by the Adviser thereunder;

■	Information regarding the qualifications, education and experience of the investment professionals responsible for portfolio management, investment research and trading activities for the
28

Fund, the structure of their compensation and the resources available to support these activities;

■	A report prepared by an independent consultant comparing the Fund’s investment performance (including, where relevant, total returns, standard deviations, Sharpe ratios, information ratios, beta and alpha) with respect to a representative class of shares of the Fund for the one-, three-, five- and ten-year periods ended March 31, 2016 with those of (i) a universe of mutual funds selected by the independent consultant with similar portfolio holding characteristics, share class attributes and other operational characteristics as the Fund (the “Category”), (ii) a subgroup of funds selected from the Category by the independent consultant further limited to approximate more closely the Fund’s investment style, expense structure and asset size (the “Peer Group”) and (iii) an appropriate benchmark index;

■	A report prepared by an independent consultant comparing the advisory fees and other expenses of a representative class of shares of the Fund during its fiscal year ended December 31, 2015 with a similar share class of each fund in the (i) Category and (ii) Peer Group;

■	An analysis of the profitability of the Adviser with respect to its services for the Fund and the VanEck complex of mutual funds as a whole (the “VanEck Complex”);

■	Information regarding other investment products and services offered by the Adviser involving investment objectives and strategies similar to the Fund (“Comparable Products”), including the fees charged by the Adviser for managing the Comparable Products, a description of material differences and similarities in the services provided by the Adviser for the Fund and the Comparable Products, the sizes of the Comparable Products and the identity of the individuals responsible for managing the Comparable Products;

■	Information concerning the Adviser’s compliance program, the resources devoted to compliance efforts undertaken by the Adviser on behalf of the Fund, and reports regarding a variety of compliance-related issues;

■	Information with respect to the Adviser’s brokerage practices, including the Adviser’s processes for monitoring best execution of
29

VANECK VIP TRUST

APPROVAL OF ADVISORY AGREEMENT

(unaudited) (continued)

portfolio transactions and the benefits received by the Adviser from research acquired with soft dollars;

■	Information regarding the procedures used by the Adviser in monitoring the valuation of portfolio securities, including the methodologies used in making fair value determinations, and the Adviser’s due diligence process for recommending the selection of pricing vendors and monitoring the quality of the inputs provided by such vendors;

■	Information regarding how the Adviser safeguards the confidentiality and integrity of its data and files (both physical and electronic), as well as of any communications with third parties containing Fund and shareholder information, including reports regarding the Adviser’s cybersecurity framework and its implementation, the identification and monitoring of cybersecurity risks (including the risks that arise out of arrangements with third party service providers), the Adviser’s cybersecurity response policy which is being finalized and will document the Adviser’s processes for the suitable escalation, remediation and communication of a cybersecurity event and other initiatives of the Adviser to mitigate cybersecurity risks;

■	Information regarding the Adviser’s policies and practices with respect to personal investing by the Adviser and its employees, including reports regarding the administration of the Adviser’s code of ethics and the Adviser’s policy with respect to investments in the Fund by the Adviser’s investment personnel;

■	Descriptions of the processes that the Adviser uses to evaluate and monitor the liquidity of fixed-income instruments and information regarding the actions the Adviser has taken with respect to risk management and disclosure matters relating to changing fixed income market conditions;

■	Descriptions of sub-transfer agency, omnibus account and other shareholder servicing arrangements for the Fund with intermediaries (collectively, “Servicing Arrangements”), including a description of the services provided by the intermediaries pursuant to such Servicing Arrangements and the payment terms of the Servicing Arrangements, as well as reports regarding the amounts paid pursuant to the Servicing Arrangements and the amounts paid to intermediaries with respect to the Fund by the
30

Adviser pursuant to any revenue sharing arrangements and Servicing Arrangements (to the extent not paid by the Fund);

■	Descriptions of other administrative and other non-investment management services provided by the Adviser for the Fund, including the Adviser’s activities in managing relationships with the Fund’s custodian, transfer agent and other service providers; and

■	Other information provided by the Adviser in its response to a comprehensive questionnaire prepared by independent legal counsel on behalf of the Independent Trustees.

In determining whether to approve the continuation of the Advisory Agreement, the Board considered, among other things, the following: (1) the nature, quality, extent and cost of the investment management, administrative and other non-investment management services provided by the Adviser; (2) the nature, quality and extent of the services performed by the Adviser in interfacing with, and monitoring the services performed by, third parties, such as the Fund’s custodian, transfer agent, sub-transfer agents and independent auditor, and the Adviser’s commitment and efforts to review the quality and pricing of third party service providers to the Fund with a view to reducing non-management expenses of the Fund; (3) the terms of the Advisory Agreement and the services performed thereunder; (4) the willingness of the Adviser to reduce the overall expenses of the Fund from time to time, if necessary or appropriate, by means of waiving a portion of its fees or paying expenses of the Fund; (5) the quality of the services, procedures and processes used to determine the value of the Fund’s assets and the actions taken to monitor and test the effectiveness of such services, procedures and processes; (6) the ongoing efforts of, and resources devoted by, the Adviser with respect to the development and implementation of a comprehensive compliance program; (7) the responsiveness of the Adviser to inquiries from, and examinations by, regulatory authorities, including the Securities and Exchange Commission; (8) the resources committed by the Adviser in recent periods to information technology and cybersecurity; and (9) the ability of the Adviser to attract and retain quality professional personnel to perform investment advisory and administrative services for the Fund.

The Board considered the fact that the Adviser is managing other investment products, including exchange-traded funds, hedge funds, separate accounts and UCITs, one or more of which may invest in the

31

VANECK VIP TRUST

APPROVAL OF ADVISORY AGREEMENT

(unaudited) (continued)

same financial markets and may be managed by the same investment professionals according to a similar investment objective and/or strategy as the Fund. The Board concluded that the management of these products contributes to the Adviser’s financial stability and is helpful to the Adviser in attracting and retaining quality portfolio management personnel for the Fund. In addition, the Board concluded that the Adviser has established appropriate procedures to monitor conflicts of interest involving the management of the Fund and the other products and for resolving any such conflicts of interest in a fair and equitable manner.

The performance data and the advisory fee and expense ratio data described below for the Fund is based on data for a representative class of shares of the Fund. The performance data is net of expenses for periods on an annualized basis ended March 31, 2016, and the advisory fee and expense ratio data is as of the Fund’s fiscal year end of December 31, 2015.

Performance. The Board noted, based on a review of comparative annualized total returns, that the Fund had outperformed its Category and Peer Group medians, as well as its benchmark index, over the three-, five- and ten-year periods, but had underperformed its Category and Peer Group medians and its benchmark index for the one-year period. The Board concluded that the performance of the Fund was satisfactory.

Fees and Expenses. The Board noted that the advisory fee rate and the total expense ratio, net of waivers or reimbursements, for the Fund were lower than the median advisory fee rates and the median expense ratios for its Category and Peer Group. The Board also noted that the Adviser has agreed to waive fees or pay expenses of the Fund through April 2017 to the extent necessary to prevent the expense ratio of the Fund from exceeding a specified maximum amount (subject to certain exclusions). On the basis of the foregoing, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the advisory fee rate charged to the Fund is reasonable.

Profitability and Economies of Scale. The Board considered the profits, if any, realized by the Adviser from managing the Fund and other mutual funds in the VanEck Complex and the methodology used to determine such profits. The Board noted that the levels of profitability reported on a fund-by-fund basis varied widely depending

32

on such factors as the size, type of fund and operating history. The Board further noted that, in evaluating the reasonableness of the Adviser’s profits from managing any particular Fund, it would be appropriate to consider the size of the Adviser relative to other firms in the investment management industry and the impact on the Adviser’s profits of the volatility of the markets in which the Funds invest and the volatility of cash flows into and out of the Funds through various market cycles. Based on its review of the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the profits realized by the Adviser, if any, are deemed not to be excessive. In this regard, the Board also considered the extent to which the Adviser may realize economies of scale, if any, as the Fund grows and whether the Fund’s fee schedule reflects any economies of scale for the benefit of shareholders. The Board concluded that, with respect to the Fund, any economies of scale being realized are currently being shared by the Adviser and the Fund, and that adding breakpoints would not be warranted at this time for the Fund.

Conclusion. In determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to such factors, the members of the Board relied upon the advice of independent legal counsel and their own business judgment. The Board did not consider any single factor as controlling in determining whether to approve the continuation of the Advisory Agreement and each member of the Board may have placed varying emphasis on particular factors considered in reaching a conclusion. Moreover, this summary description does not necessarily identify all of the factors considered or conclusions reached by the Board. Based on its consideration of the foregoing factors and conclusions, and such other factors and conclusions as it deemed relevant, the Board (comprised exclusively of Independent Trustees) concluded that the continuation of the Advisory Agreement is in the interests of shareholders and, accordingly, the Board approved the continuation of the Advisory Agreement for an additional one-year period.

33

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the Fund’s prospectus, which includes more complete information. An investor should consider the investment objective, risks, and charges and expenses of the Fund carefully before investing. The prospectus contains this and other information about the investment company. Please read the prospectus carefully before investing.

Additional information about the VanEck VIP Trust’s (the “Trust”) Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Additional Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 800.826.2333, or by visiting vaneck.com, or on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Qs are available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 202.942.8090. The Fund’s complete schedule of portfolio holdings is also available by calling 800.826.2333 or by visiting vaneck.com.

Investment Adviser:	Van Eck Associates Corporation
Distributor:	Van Eck Securities Corporation
	666 Third Avenue, New York, NY 10017
	vaneck.com
Account Assistance:	800.544.4653	VIPEMSAR

SEMI-ANNUAL REPORT
June 30, 2016
(unaudited)

VanEck VIP Trust

VanEck VIP Global Gold Fund

800.826.2333	vaneck.com

The information contained in this shareholder letter represents the personal opinions of the investment team members and may differ from those of other portfolio managers or of the firm as a whole. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Also, unless otherwise specifically noted, any discussion of the Fund’s holdings, the Fund’s performance, and the views of the investment team members are as of June 30, 2016.

VANECK VIP GLOBAL GOLD FUND

(unaudited)

Dear Shareholder:

The Class S shares of the VanEck VIP Global Gold Fund (the “Fund’) rose 94.12% during the six months ended June 30, 2016, in line with the performance of its benchmark, the NYSE Arca Gold Miners Index1 (GDMNTR). Gold closed at $1,322.20 per ounce on June 30, 2016, up $260.78 or 24.6% during the first half of 2016.

The Fund continues to be fully invested in equities, positioned to benefit from what we expect will be an outperformance of gold stocks relative to the metal in a rising gold price environment. As of June 30, 2016, the Fund held no gold bullion.

Gold stocks outperformed the metal during the period. GDMNTR was up 102.49%, while small-cap gold mining stocks, as represented by the MVIS Global Junior Gold Miners Index2 (MVGDXJTR), were up 121.97%. After the successful turnaround of the sector during the past few years, gold mining companies were well positioned to take advantage of this year’s higher gold prices. Lower costs, healthier balance sheets, an improved record of delivering against expectations, and a sharp focus not just on growth, but rather on maximizing profits and return on investments, have made it possible for gold stocks to reclaim their position in the market as effective investments for leveraged exposure to gold.

Gold Sector Overview

■	It was an eventful start to the year. On January 4, the first trading day of 2016, the Chinese equity market fell drastically, with the Shanghai Composite Stock Index[3] down 6.9% during the session. The Chinese selloff spread to global equity markets, and the S&P 500® Index[4] had one of the worse starts to the year historically. Commodities also took a hit, with oil and copper down 9% and 3%, respectively during January. On January 29, the Bank of Japan surprised the markets with the adoption of negative interest rates. In addition, most major U.S. economic data releases in January were disappointing.

■	All of these factors contributed to an environment which is very positive for gold as a portfolio diversifier and hedge against tail risk,[5] enabling gold to post strong gains early in the year.

■	The gold rally continued through the month of April, supported by a weaker dollar, volatility, and weakness in global equity markets, the adoption of negative interest rates by the European Central Bank
1

VANECK VIP GLOBAL GOLD FUND

(unaudited) (continued)

(ECB), and waning conviction in the market regarding further rate hikes by the U.S. Federal Reserve (the “Fed”).

■	In early May, gold traded above $1,300 per ounce for the first time since January 2015.

■	On May 18, the market interpreted the minutes from the Federal Open Market Committee (FOMC) April meeting as being more hawkish than anticipated and market expectations of a rate increase in June and July jumped. Gold traded down for nine consecutive sessions following the release of the minutes, to an intra-day low of $1,199.75 per ounce on May 30.

■	On June 3, the U.S. Department of Labor’s May jobs report fell far short of expectations, continuing a pattern of declining job growth that began in March. The odds of a Fed rate rise decreased along with the U.S. dollar and gold advanced $34 on that day to reach $1,244 per ounce.

■	This prevailing market sentiment allowed the metal to continue to establish a firm base above the technically important $1,200 per ounce level.

■	On June 23, the U.K. defied market expectations by passing a referendum to leave the European Union (EU). Once Brexit[6] results were known on June 24, gold soared to new two year highs, reaching an intra-day peak of $1,359 per ounce.

■	Investment demand was very strong in the period, as demonstrated by flows of 15.8 million ounces into gold bullion exchange traded products (ETPs). Inflows have not been this strong since 2009, when investors sought bullion after the subprime credit crisis.[7] These inflows increased the holdings of global gold ETPs by 33.6% during the first half of the year, to an estimated 62.8 million ounces of gold as of June 30, but still well below the 2012 peak of more than 84 million ounces.

Fund Review

The overall top-down allocation of the portfolio did not change materially during the first half of the year. However, the number of positions held overall by the Fund did increase. There are fewer overweight positions and the Fund’s top 10 holdings include a few new names. The Fund has reduced exposure to royalty companies to rotate into producing companies and has increased exposure to large caps, as well as to Australian mid-tiers and juniors.

2

Among the Fund’s top holdings, B2Gold (5.7% of Fund net assets†) outperformed significantly during the first six months of 2016, up 146.08%. The market is finally rewarding the company for its excellent growth profile, following this year’s higher gold prices and additional project funding secured by the company, which eliminated concerns over the company’s ability to finance its growth projects.

Goldcorp (4.0% of Fund net assets†) underperformed (+66.40%), following management team changes earlier this year. Those changes came well after the sector-wide management rotations over the last few years, which positioned the company to some extent behind the rest of the industry in its transformation initiatives.

Outlook

Given the events of the first half, it is not hard to imagine a robust market for the remainder of the year. We believe gold will test the $1,400 per ounce level in the second half of the year and we do not believe it will end there. In addition to EU uncertainties, there are many other factors we feel support our view that gold is (re)entering a secular bull market, including:

1) Monetary policies—unconventional monetary policies are not working as planned, causing central banks to resort to even more radical and unproven tactics with unknown consequences. According to a Fitch Ratings report, there is now over $11 trillion worth of sovereign debt with negative yields.

2) Fiscal policies—global non-financial debt-to-GDP ratios have risen to new highs. In the U.S., total non-financial debt/GDP has reached 250%. China has total debt of around 225% of GDP.

3) Economic malaise—Global growth has been unable to muster strength, even with massive central bank stimulus and cheap energy provided by a historic crash in oil prices.

4) Currency turbulence—no government wants a strong currency and Brexit has caused unwanted volatility that may bring destabilizing intervention.*

5) U.S. elections—At this time, there seems, in our view, as if there are no good outcomes in the upcoming election. A Clinton victory is likely to bring a continuation of Obama policies that have resulted in a weak economy, rising debt, weak productivity, lack of business formation, and divisive politics. A Trump victory likely brings uncertainty and the potential

3

VANECK VIP GLOBAL GOLD FUND

(unaudited) (continued)

for destabilizing policies if his rhetoric on trade, immigration, and debt service are pursued.

6) Low returns—The six-year bull market in U.S. stocks appears to be over. The S&P 500® has struggled since reaching an all-time high in June 2015. Bonds no longer provide safe and steady returns.

All of these developments create risks for mainstream investments that potentially drive investors to gold as a currency hedge, store of wealth, or for insurance against financial and geopolitical turmoil.

The Fund is subject to the risks associated with concentrating its assets in the gold industry, which can be significantly affected by international economic, monetary and political developments. The Fund’s overall portfolio may decline in value due to developments specific to the gold industry. The Fund’s investments in foreign securities involve risks related to adverse political and economic developments unique to a country or a region, currency fluctuations or controls, and the possibility of arbitrary action by foreign governments, including the takeover of property without adequate compensation or imposition of prohibitive taxation. The Fund is subject to risks associated with investments in derivatives, commodity-linked instruments, illiquid securities, and small- or mid-cap companies. The Fund is also subject to inflation risk, market risk, non-diversification risk, leverage risk, and risks of investments in a wholly owned subsidiary. Please see the prospectus for information on these and other risk considerations.

We appreciate your continued investment in the VanEck VIP Global Gold Fund, and we look forward to helping you meet your investment goals in the future.

Joseph M. Foster Portfolio Manager July 21, 2016	Imaru Casanova Deputy Portfolio Manager
4

Represents the opinions of the investment adviser. Past performance is no guarantee of future results. Not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue.

†	All Fund assets referenced are Total Net Assets as of June 30, 2016.

*	A weaker currency can help an economy by potentially boosting exports, jobs, and inflation, as well as increasing corporate earnings.

The performance quoted represents past performance. Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted. Performance information reflects temporary waivers of expenses and/or fees and does not include insurance/annuity fees and expenses. Investment returns would have been reduced had these fees/expenses been included. Investment return and the value of the shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. Index returns assume that dividends of the Index constituents in the Index have been reinvested. Performance information current to the most recent month end is available by calling 800.826.2333.

The Fund is only available to life insurance and annuity companies to fund their variable annuity and variable life insurance products. These contracts offer life insurance and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company charges, fees and expenses for these benefits are not reflected in this report or in the Fund’s performance, since they are not direct expenses of the Fund. Had these fees been included, returns would have been lower. For insurance products, performance figures do not reflect the cost for insurance and if they did, the performance shown would be significantly lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits.

All indices listed are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made. Results reflect past performance and do not guarantee future results.

[1]	NYSE Arca Gold Miners (GDMNTR) Index is a market capitalization-weighted index comprised of publicly traded companies involved primarily in the mining for gold.

[2]	MVIS Global Junior Gold Miners Index (MVGDXJTR) is a rules-based, modified market capitalization-weighted, flat-adjusted index comprised of a focused group of small-and mid-cap companies in the gold or silver mining industry.

[3]	The Shanghai Stock Exchange Composite Index, a capitalization-weighted index, tracks the daily price performance of all A-shares and B-shares listed on the Shanghai Stock Exchange.

[4]	S&P 500® Index (S&P 500) consists of 500 widely held common stocks covering industrial, utility, financial, and transportation sectors.

[5]	Tail risk is a form of portfolio risk that arises when the possibility that an investment will move more than three standard deviations from the mean is greater than what is shown by a normal distribution.
5

VANECK VIP GLOBAL GOLD FUND

(unaudited) (continued)

[6]	British withdrawal from the European Union

[7]	Subprime mortgage crisis was a nationwide banking emergency that coincided with the U.S. recession of December 2007 – June 2009. It was triggered by a large decline in home prices after the collapse of a housing bubble, leading to mortgage delinquencies and foreclosures and the devaluation of housing-related securities.

TOP TEN EQUITY HOLDINGS*

June 30, 2016 (unaudited)

B2Gold Corp.	5.7%
Agnico-Eagle Mines Ltd.	5.2%
Newmont Mining Corp.	4.0%
Fresnillo PLC	3.9%
Goldcorp, Inc.	3.9%
Royal Gold, Inc.	3.6%
Tahoe Resources, Inc.	3.5%
Randgold Resources Ltd.	3.5%
Alamos Gold, Inc.	3.0%
Evolution Mining Ltd.	3.0%
*Percentage of net assets. Portfolio is subject to change.
6

VANECK VIP GLOBAL GOLD FUND

EXPLANATION OF EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including program fees on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2016 to June 30, 2016.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as fees on purchase payments. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

7

VANECK VIP GLOBAL GOLD FUND

EXPLANATION OF EXPENSES

(unaudited) (continued)

			Expenses Paid
	Beginning	Ending	During the Period*
	Account Value	Account Value	January 1, 2016 -
	January 1, 2016	June 30, 2016	June 30, 2016
VanEck VIP Global Gold Fund
Actual	$1,000.00	$1,941.20	$10.60
Hypothetical**	$1,000.00	$1,017.65	$ 7.27

*	Expenses are equal to the Fund’s annualized expense ratio (for the six months ended June 30, 2016), of 1.45% multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year divided by the number of the days in the fiscal year (to reflect the one-half year period).

**	Assumes annual return of 5% before expenses
8

VANECK VIP GLOBAL GOLD FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS

June 30, 2016 (unaudited)

Number of Shares		Value

COMMON STOCKS: 97.6%

Australia: 11.9%
23,718	Cardinal Resources Ltd. * #	$5,287
388,592	Evolution Mining Ltd. #	679,099
971,465	Gold Road Resources Ltd. * #	475,199
34,800	Newcrest Mining Ltd. * #	603,148
110,600	Northern Star Resources Ltd. #	409,450
96,539	OceanaGold Corp. (CAD)	368,387
174,100	Saracen Mineral Holdings Ltd. * #	187,185
		2,727,755
Canada: 65.2%
6,537	Agnico-Eagle Mines Ltd.	349,834
15,800	Agnico-Eagle Mines Ltd. (USD)	845,300
1,100	Alamos Gold, Inc.	9,459
78,854	Alamos Gold, Inc. (USD)	678,144
171,900	Argonaut Gold, Inc. *	505,608
3,700	Asanko Gold, Inc. *	14,148
48,900	Asanko Gold, Inc. (USD) *	186,309
137,775	AuRico Metals, Inc. *	108,774
25,880	AuRico Metals, Inc. (USD) *	20,186
37,100	Auryn Resources, Inc. *	89,020
107,917	B2Gold Corp. *	270,638
412,000	B2Gold Corp. (USD) *	1,034,120
20,500	Barrick Gold Corp. (USD)	437,675
58,700	Bear Creek Mining Corp. *	132,216
195,000	Belo Sun Mining Corp. *	131,313
78,800	Columbus Gold Corp. *	38,426
Number of Shares		Value

Canada: (continued)
159,700	Continental Gold, Inc. *	$448,710
46,150	Corvus Gold, Inc. *	38,936
21,000	Corvus Gold, Inc. (USD) *	17,564
24,800	Detour Gold Corp. *	620,408
57,600	Eastmain Resources, Inc. *	27,196
133,600	Eldorado Gold Corp. (USD)	601,200
49,000	First Mining Finance Corp. *	28,825
19,400	Fortuna Silver Mines, Inc. (USD) *	135,412
46,500	Goldcorp, Inc. (USD)	889,545
66,400	Guyana Goldfields, Inc. *	475,919
617,670	Integra Gold Corp. *	382,473
91,400	Kinross Gold Corp. (USD) *	446,946
26,900	Kirkland Lake Gold, Inc. *	221,538
99,200	Klondex Mines Ltd. *	360,113
16,200	Lundin Gold, Inc. *	69,342
22,100	MAG Silver Corp. (USD) *	278,681
2,500	New Gold, Inc. *	10,933
79,100	New Gold, Inc. (USD) *	346,458
51,500	Newcastle Gold Ltd. *	29,897
52,900	Newmarket Gold, Inc. *	155,594
29,900	NovaGold Resources, Inc. (USD) *	182,988
290,688	Orezone Gold Corp. *	256,499
12,100	Osisko Gold Royalties Ltd.	158,186
94,800	Premier Gold Mines Ltd. *	281,036
8,100	Pretium Resources, Inc. *	90,658
17,000	Pretium Resources, Inc. (USD) *	190,400
12,000	Richmont Mines, Inc. * Reg S	111,367

See Notes to Consolidated Financial Statements

9

VANECK VIP GLOBAL GOLD FUND

SCHEDULE OF INVESTMENTS

(unaudited) (continued)

Number of Shares		Value

Canada: (continued)
4,500	Richmont Mines, Inc. (USD) *	$41,445
200,000	Roxgold, Inc. *	236,851
340,000	Rye Patch Gold Corp. * # § 144A ø (a)	57,897
263,000	Sabina Gold and Silver Corp. *	225,961
138,700	Semafo, Inc. *	665,614
24,900	Silver Wheaton Corp. (USD)	585,897
4,500	Sulliden Mining Capital, Inc. *	1,306
28,200	TMAC Resources, Inc. * Reg S	326,321
275,700	Torex Gold Resources, Inc. *	492,950
9,323	Yamana Gold, Inc.	48,493
107,900	Yamana Gold, Inc. (USD)	561,080
		14,951,809
Mexico: 4.0%
41,100	Fresnillo Plc (GBP) #	905,083
United Kingdom: 5.3%
50,800	Acacia Mining Plc #	305,916
323,100	Lydian International Ltd. (CAD) *	95,033
Number of Shares		Value

United Kingdom: (continued)
7,200	Randgold Resources Ltd. (ADR)	$806,688
		1,207,637
United States: 11.2%
23,700	Newmont Mining Corp.	927,144
11,600	Royal Gold, Inc.	835,432
40,154	Tahoe Resources, Inc. (CAD)	601,401
14,000	Tahoe Resources, Inc.	209,580
		2,573,557
Total Common Stocks (Cost: $15,058,411)		22,365,841
MONEY MARKET FUND: 5.6% (Cost: $1,296,195)
1,296,195	AIM Treasury Portfolio—Institutional Class	1,296,195
Total Investments: 103.2% (Cost: $16,354,606)		23,662,036
Liabilities in excess of other assets: (3.2)%		(736,219)
NET ASSETS: 100.0%		$22,925,817

ADR	American Depositary Receipt
CAD	Canadian Dollar
GBP	British Pound
USD	United States Dollar

(a)	Subscription Receipts – each subscription receipt will entitle the Fund to receive one common share of Rye Patch Gold Corp.
*	Non-income producing
#	Indicates a fair valued security which has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $3,628,264 which represents 15.8% of net assets.
§	Illiquid Security - the aggregate value of illiquid securities is $57,897 which represents 0.3% of net assets.
ø	Restricted Security – the aggregate value of restricted securities is $57,897, or 0.3% of net assets
Reg S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

See Notes to Consolidated Financial Statements

10

144A	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the value amounted to $57,897, or 0.3% of net assets.

Restricted securities held by the Fund as of June 30, 2016 are as follows:

	Acquisition	Number of	Acquisition		% of
Security	Date	Shares	Cost	Value	Net Assets
Rye Patch Gold Corp. – Subscription Receipts	06/08/16	340,000	$58,898	$57,897	0.3%

Summary of Investments	% of
by Sector (unaudited)	Investments	Value
Diversified Metals & Mining	1.4%	$342,177
Gold	84.5	19,985,069
Precious Metals & Minerals	4.4	1,038,605
Silver	4.2	999,990
Money Market Fund	5.5	1,296,195
	100.0%	$23,662,036

The summary of inputs used to value the Fund’s investments as of June 30, 2016 is as follows:

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Value
Common Stocks
Australia	$368,387	$2,359,368	$—	$2,727,755
Canada	14,893,912	57,897	—	14,951,809
Mexico	—	905,083	—	905,083
United Kingdom	901,721	305,916	—	1,207,637
United States	2,573,557	—	—	2,573,557
Money Market Fund	1,296,195	—	—	1,296,195
Total	$20,033,772	$3,628,264	$—	$23,662,036

There were no transfers between levels during the period ended June 30, 2016.

See Notes to Consolidated Financial Statements

11

VANECK VIP GLOBAL GOLD FUND

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

June 30, 2016 (unaudited)

Assets:
Investments, at value (Cost $16,354,606)	$23,662,036
Cash	529
Cash denominated in foreign currency, at value (Cost $519,507)	522,270
Receivables:
Investments sold	686,631
Shares of beneficial interest sold	500,339
Dividends and interest	3,708
Prepaid expenses	21
Total assets	25,375,534
Liabilities:
Payables:
Investments purchased	2,414,295
Shares of beneficial interest redeemed	13
Due to Adviser	7,064
Due to Distributor	3,993
Deferred Trustee fees	3,287
Accrued expenses	21,065
Total liabilities	2,449,717
NET ASSETS	$22,925,817
Shares of beneficial interest outstanding	2,463,483
Net asset value, redemption and offering price per share	$9.31
Net Assets consist of:
Aggregate paid in capital	$18,627,800
Net unrealized appreciation	7,303,850
Accumulated net investment loss	(160,105)
Accumulated net realized loss	(2,845,728)
$22,925,817

See Notes to Consolidated Financial Statements

12

VANECK VIP GLOBAL GOLD FUND

CONSOLIDATED STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2016 (unaudited)

Income:
Dividends (net of foreign taxes withheld of $3,530)		$35,974
Interest		801
Total income		36,775
Expenses:
Management fees	$49,793
Distribution fees	16,598
Transfer agent fees	11,758
Administration fees	16,598
Custodian fees	6,346
Professional fees	15,759
Reports to shareholders	7,671
Insurance	265
Trustees’ fees and expenses	1,263
Interest	650
Other	460
Total expenses	127,161
Waiver of management fees	(30,490)
Net expenses		96,671
Net investment loss		(59,896)
Net realized loss on:
Investments		(1,364,943)
Foreign currency transactions and foreign denominated assets and liabilities		(388)
Net realized loss		(1,365,331)
Net change in unrealized appreciation (depreciation) on:
Investments		10,032,634
Foreign currency transactions and foreign denominated assets and liabilities		(3,589)
Net change in unrealized appreciation (depreciation)		10,029,045
Net Increase in Net Assets Resulting from Operations		$8,603,818

See Notes to Consolidated Financial Statements

13

VANECK VIP GLOBAL GOLD FUND

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

	Six Months
	Ended	Year Ended
	June 30,	December 31,
	2016	2015
	(unaudited)
Operations:
Net investment loss	$(59,896)	$(47,855)
Net realized loss	(1,365,331)	(1,340,629)
Net change in unrealized appreciation (depreciation)	10,029,045	(908,545)
Net increase (decrease) in net assets resulting from operations	8,603,818	(2,297,029)
Dividends and Distributions to shareholders from:
Net investment income	(53,580)	—
Net realized capital gains	—	(40,209)
Total dividends and distributions	(53,580)	(40,209)
Share transactions*:
Proceeds from sale of shares	13,475,624	6,706,073
Reinvestment of dividends and distributions	53,580	40,209
Cost of shares redeemed	(6,903,368)	(4,257,919)
Net increase in net assets resulting from share transactions	6,625,836	2,488,363
Total increase in net assets	15,176,074	151,125
Net Assets:
Beginning of period	7,749,743	7,598,618
End of period (including accumulated net investment loss of ($160,105) and ($46,629), respectively)	$22,925,817	$7,749,743
* Shares of beneficial interest issued, reinvested and redeemed (unlimited number of $.001 par value shares authorized):
Shares sold	1,767,972	1,143,463
Shares reinvested	11,473	5,616
Shares redeemed	(920,058)	(728,098)
Net increase	859,387	420,981

See Notes to Consolidated Financial Statements

14

VANECK VIP GLOBAL GOLD FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	For the Six				For the Period
	Months				April 26, 2013 (a)
	Ended		Year Ended		through
	June 30,		December 31,		December 31,
	2016		2015	2014	2013
	(unaudited)
Net asset value, beginning of period	$4.83		$6.42	$6.85	$8.88
Income from investment operations:
Net investment loss	—	(e)	(0.02)	(0.04)	(0.02)
Net realized and unrealized gain (loss) on investments	4.51		(1.54)	(0.36)	(2.01)
Total from investment operations	4.51		(1.56)	(0.40)	(2.03)
Less dividends and distributions from:
Net investment income	(0.03)		—	(0.03)	—
Net realized capital gains	—		(0.03)	—	—
Total dividends and distributions	(0.03)		(0.03)	(0.03)	—
Net asset value, end of period .	$9.31		$4.83	$6.42	$6.85
Total return (b)	94.12	%(c)	(24.43)%	(5.89)%	(22.86	)%(c)
Ratios/Supplemental Data
Net assets, end of period (000’s)	$22,926		$7,750	$7,599	$4,820
Ratio of gross expenses to average net assets	1.90	%(d)	2.46%	2.41%	4.82	%(d)
Ratio of net expenses to average net assets	1.45	%(d)	1.45%	1.45%	1.45	%(d)
Ratio of net expenses, excluding interest expense, to average net assets	1.45	%(d)	1.45%	1.45%	1.45	%(d)
Ratio of net investment loss to average net assets	(0.90	)%(d)	(0.57)%	(0.88)%	(0.55	)%(d)
Portfolio turnover rate	38	%(c)	44%	33%	33	%(c)
(a)	Commencement of operations
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distribution payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Not annualized
(d)	Annualized
(e)	Amount represents less than $0.005 per share.

See Notes to Consolidated Financial Statements

15

VANECK VIP GLOBAL GOLD FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

June 30, 2016 (unaudited)

Note 1—Fund Organization—VanEck VIP Trust (formerly Van Eck VIP Trust) (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was organized as a Massachusetts business trust on January 7, 1987. The VanEck VIP Global Gold Fund (the “Fund”) is a non-diversified series of the Trust and seeks long-term capital appreciation by investing in common stocks of gold-mining companies or directly in gold bullion and other metals. The Fund may effect certain investments through the wholly owned VIP Gold Fund Subsidiary (the “Subsidiary”). The Fund currently offers a single class of shares: Class S shares.

Note 2—Significant Accounting Policies—The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The Fund is an investment company and is following accounting and reporting requirements of Accounting Standards Codification (“ASC”) 946 Financial Services – Investment Companies.

The following is a summary of significant accounting policies followed by the Fund.

A.	Security Valuation—The Fund values its investments in securities and other assets and liabilities carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Securities traded on national exchanges or traded on the NASDAQ National Market System are valued at the last sales price reported at the close of each business day. Securities traded on the NASDAQ Stock Market are valued at the NASDAQ official closing price. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. To the extent these securities are actively traded they are categorized as Level 1 in the fair value hierarchy (as described below). Certain foreign securities, whose values may be affected by market direction or events occurring before the Fund’s pricing time (4:00 p.m. Eastern Standard Time) but after the last close of the securities’ primary market, are fair valued using a pricing service and are categorized as Level 2 in the fair value hierarchy. The pricing service considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. market, based on indices of domestic securities and other appropriate indicators such as prices of

16

relevant ADR’s and futures contracts. The Fund may also fair value securities in other situations, such as, when a particular foreign market is closed but the Fund is open. Short-term obligations purchased with more than sixty days remaining to maturity are valued at market value. Short-term obligations purchased with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates fair value. Money market fund investments are valued at net asset value and are classified as Level 1 in the fair value hierarchy. Securities for which quotations are not available are stated at fair value as determined by the Pricing Committee of Van Eck Associates Corporation (the “Adviser”). The Pricing Committee provides oversight of the Fund’s valuation policies and procedures, which are approved by the Fund’s Board of Trustees. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and other market sources to determine fair value. The Pricing Committee convenes regularly to review the fair value of financial instruments for which market prices are not readily available. The Pricing Committee employs various methods for calibrating the valuation approaches utilized to determine fair value, including a regular review of key inputs and assumptions, transactional back-testing and disposition analysis.

Certain factors such as economic conditions, political events, market trends, the nature of and duration of any restrictions on disposition, trading in similar securities of the issuer or comparable issuers and other security specific information are used to determine the fair value for these securities. Depending on the relative significance of valuation inputs, these securities may be classified either as Level 2 or Level 3 in the fair value hierarchy. The price which the Fund may realize upon sale of an investment may differ materially from the value presented in the Consolidated Schedule of Investments.

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis which includes a hierarchy that prioritizes inputs to valuation methods used to measure fair value. The fair value hierarchy gives highest priority to unadjusted quoted prices in active markets for identical assets and liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The transfers between levels of the fair value hierarchy assume the financial instruments were transferred at the beginning of the reporting period. The three levels of the fair value hierarchy are described below:

17

VANECK VIP GLOBAL GOLD FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(unaudited) (continued)

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of the inputs, the levels used to value the Fund’s investments, and transfers between levels are located in the Consolidated Schedule of Investments. Additionally, tables that reconcile the valuation of the Fund’s Level 3 investments and that present additional information about valuation methodologies and unobservable inputs, if applicable, are located in the Consolidated Schedule of Investments.

B.	Basis for Consolidation—The Subsidiary, a Cayman Islands exempted company, was incorporated on January 25, 2013. The Subsidiary acts as an investment vehicle in order to effect certain investments on behalf of the Fund. All interfund account balances and transactions between the Fund and Subsidiary have been eliminated in consolidation. As of June 30, 2016, the Fund held $13,432 in its Subsidiary, representing 0.06% of the Fund’s net assets.

C.	Federal Income Taxes—It is the Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

D.	Currency Translation—Assets and liabilities denominated in foreign currencies and commitments under foreign currency contracts are translated into U.S. dollars at the closing prices of such currencies each business day. Purchases and sales of investments are translated at the exchange rates prevailing when such investments are acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and liabilities are recorded as net realized gain (loss) on foreign currency transactions and foreign denominated assets and liabilities in the Consolidated Statement of Operations.

E.	Dividends and Distributions to Shareholders—Dividends to shareholders from net investment income and distributions from net realized capital gains, if any, are declared and paid annually. Income dividends and capital gain distributions are determined in accordance with U.S. income

18

tax regulations, which may differ from such amounts determined in accordance with GAAP.

F.	Use of Derivative Instruments—The Fund may make investments in derivative instruments, including, but not limited to, options, futures, swaps and other derivatives relating to foreign currency transactions. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over-the-counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivative instruments also involves the risk of loss if the investment adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument. The Fund held no derivative instruments during the period ended June 30, 2016.

G.	Other—Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized upon notification of the ex-dividend date. Realized gains and losses are calculated on the identified cost basis. Interest income, including amortization of premiums and discounts, is accrued as earned. Estimated foreign taxes that are expected to be withheld from proceeds at the sale of certain foreign investments are accrued by the Fund and decrease the unrealized gain on investments.

In the normal course of business, the Fund enters into contracts that contain a variety of general indemnifications. The Fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Adviser believes the risk of loss under these arrangements to be remote.

Note 3—Investment Management and Other Agreements—The Adviser is the investment adviser to the Fund. The Adviser receives a management fee, calculated daily and payable monthly based on an annual rate of 0.75% of the first $500 million of the Fund’s average daily net assets, 0.65% of the next

19

VANECK VIP GLOBAL GOLD FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(unaudited) (continued)

$250 million of average daily net assets and 0.50% of the average daily net assets in excess of $750 million. The Adviser has agreed, at least until May 1, 2017, to waive management fees and/or assume expenses (excluding acquired fund fees and expenses, interest expense, trading expenses, dividends and interest payments on securities sold short, taxes, and extraordinary expenses) from exceeding 1.45% of the Fund’s average daily net assets. For the period ended June 30, 2016, the Adviser waived management fees in the amount of $30,490. Certain officers and trustees of the Trust are officers, directors or stockholders of the Adviser and Van Eck Securities Corporation (the “Distributor”).

The Adviser also performs accounting and administrative services for the Fund. The Adviser is paid a monthly fee at a rate of 0.25% of the average daily net assets for the Fund per year on the first $750 million of the average daily net assets and 0.20% per year of the average daily net assets in excess of $750 million. During the period ended June 30, 2016, the Adviser received $16,598 from the Fund pursuant to this contract.

Note 4—12b-1 Plan of Distribution—The Trust and the Distributor are parties to a distribution agreement dated April 26, 2013. The Fund has adopted a Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the 1940 Act. Pursuant to the Plan, the Fund is authorized to incur distribution expenses which will principally be payments to securities dealers who have sold shares and serviced shareholder accounts and payments to the Distributor, for reimbursement of other actual promotion and distribution expenses incurred by the Distributor on behalf of the Fund. The amount paid in any one year is 0.25% of the Fund’s average daily net assets.

Note 5—Investments—For the period ended June 30, 2016, the cost of purchases and proceeds from sales of investments, excluding U.S. government securities and short-term obligations, aggregated to $11,128,788 and $4,966,026, respectively.

During the period ended June 30, 2016, the Fund engaged in purchases and sales of investments with funds or other accounts that are managed by the Adviser (or an affiliate of the Adviser). These purchase and sale transactions complied with Rule 17a-7 under the Act and aggregated to $208,800 and $0, respectively.

Note 6—Income Taxes—For Federal income tax purposes, the identified cost of investments owned at June 30, 2016 was $17,018,226 and net unrealized appreciation aggregated to $6,643,810 of which $7,350,966 related to appreciated securities and $707,156 related to depreciated securities.

20

The tax character of dividends and distributions paid to shareholders for the year ended December 31, 2015 was as follows:

Ordinary income	$1,288
Long-term capital gains	38,921
$40,209

The tax character of current year distributions will be determined at the end of the current fiscal year.

At December 31, 2015, the Fund had capital loss carryforwards available to offset future capital gains as follows:

Post-Effective No Expiration	Post-Effective No Expiration
Long-Term Capital Losses	Short-Term Capital Losses
$634,353	$287,834

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by applicable tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken on return filings for all open tax years. Therefore, no provision for income tax is required in the Fund’s consolidated financial statements.

The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Consolidated Statement of Operations. During the period ended June 30, 2016, the Fund did not incur any interest or penalties.

Note 7—Concentration of Risk—The Fund may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, less reliable information about issuers, different securities transaction clearance and settlement practices, and future adverse political and economic developments. These risks are heightened for investments in emerging market countries. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of comparable U.S. issuers.

The United Kingdom recently decided to leave the European Union (“EU”), creating economic and political uncertainty in its wake. Significant uncertainty exists regarding the timing of the United Kingdom’s withdrawal from the EU and the effects such withdrawal will have on the Euro, European economies and the global markets. This may further impact the value of the Euro and the British pound sterling, and has caused volatility and uncertainty in European and global markets.

21

VANECK VIP GLOBAL GOLD FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(unaudited) (continued)

The Fund may concentrate its investments in companies which are significantly engaged in the exploration, development, production and distribution of gold and other natural resources such as strategic and other metals, minerals, forest products, oil, natural gas and coal and by investing in gold bullion and coins. In addition, the Fund may invest up to 25% of its net assets in gold and silver coins, gold, silver, platinum and palladium bullion and exchange traded funds that invest in such coins and bullion and derivatives on the foregoing. Since the Fund may so concentrate, it may be subject to greater risks and market fluctuations than other more diversified portfolios. The production and marketing of gold and other natural resources may be affected by actions and changes in governments. In addition, gold and natural resources may be cyclical in nature.

At June 30, 2016, the Adviser owns approximately 2% of the Fund’s outstanding shares of beneficial interest. Additionally, the aggregate shareholder accounts of two insurance companies own approximately 72% and 22% of the Fund’s outstanding shares of beneficial interest.

Note 8—Trustee Deferred Compensation Plan—The Trust has a Deferred Compensation Plan (the “Deferred Plan”) for Trustees under which the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The fees otherwise payable to the participating Trustees are deemed invested in shares of eligible Funds of the Trust and the VanEck Funds (another registered investment company managed by the Adviser) as directed by the Trustees.

The expense for the Deferred Plan is included in “Trustees’ fees and expenses” in the Consolidated Statement of Operations. The liability for the Deferred Plan is shown as “Deferred Trustee fees” in the Consolidated Statement of Assets and Liabilities.

Note 9—Bank Line of Credit—The Trust participates with VanEck Funds (collectively the “VE/VIP Funds”) in a $30 million committed credit facility (the “Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Fund and other temporary or emergency purposes. The participating VE/VIP Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the VE/VIP Funds at rates based on prevailing market rates in effect at the time of borrowings. During the period ended June 30, 2016, the average daily loan balance during the seven day period for which a loan was outstanding amounted to $2,107,944 and the average interest rate was 1.71%. At June 30, 2016, the Fund had no outstanding borrowings under the Facility.

22

Note 10—Subsequent Event Review—The Fund has evaluated subsequent events and transactions for potential recognition or disclosure through the date the consolidated financial statements were issued.

23

VANECK VIP TRUST

APPROVAL OF ADVISORY AGREEMENT

June 30, 2016 (unaudited)

VANECK VIP GLOBAL GOLD FUND
(the “Fund”)

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that an investment advisory agreement between a fund and its investment adviser may be entered into only if it is approved, and may continue in effect from year to year after an initial two-year period only if its continuance is approved, at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval. On June 23, 2016, the Board of Trustees (the “Board”) of VanEck VIP Trust (the “Trust”), which is comprised exclusively of Independent Trustees, voted to approve the continuation of the existing advisory agreement (the “Advisory Agreement”) between the Fund and its investment adviser, Van Eck Associates Corporation (together with its affiliated companies, the “Adviser”). Information regarding the material factors considered and related conclusions reached by the Board in approving the continuation of the Advisory Agreement is set forth below.

In considering the continuation of the Advisory Agreement, the Board reviewed and considered information that had been provided by the Adviser throughout the year at meetings of the Board and its committees, including information requested by the Board and furnished by the Adviser for meetings of the Board held on June 2, 2016 and June 22 and 23, 2016 specifically for the purpose of considering the continuation of the Advisory Agreement. The written and oral reports provided to the Board included, among other things, the following:

■	Information about the overall organization of the Adviser and the Adviser’s short-term and long-term business plans with respect to its mutual fund operations and other lines of business;

■	The consolidated financial statements of the Adviser for the past two fiscal years;

■	A copy of the Advisory Agreement and descriptions of the services provided by the Adviser thereunder;

■	Information regarding the qualifications, education and experience of the investment professionals responsible for portfolio management, investment research and trading activities for the

24

Fund, the structure of their compensation and the resources available to support these activities;

■	A report prepared by an independent consultant comparing the Fund’s investment performance (including, where relevant, total returns, standard deviations, Sharpe ratios, information ratios, beta and alpha) with respect to a representative class of shares of the Fund for the one-, three-, five- and ten-year periods ended March 31, 2016 with those of (i) a universe of mutual funds selected by the independent consultant with similar portfolio holding characteristics, share class attributes and other operational characteristics as the Fund (the “Category”), (ii) a subgroup of funds selected from the Category by the independent consultant further limited to approximate more closely the Fund’s investment style, expense structure and asset size (the “Peer Group”) and (iii) an appropriate benchmark index;

■	A report prepared by an independent consultant comparing the advisory fees and other expenses of a representative class of shares of the Fund during its fiscal year ended December 31, 2015 with a similar share class of each fund in the (i) Category and (ii) Peer Group;

■	A supplemental report prepared by an independent consultant comparing total management fee rates, which include both advisory and administrative fee rates on a combined basis (the “Management Fee Rates”), and, separately, the administrative fee rates and advisory fee rates with respect to a representative class of shares of each of the Fund during its fiscal year ended December 31, 2015 with those of each Fund’s (i) Category and (ii) Peer Group;

■	An analysis of the profitability of the Adviser with respect to its services for the Fund and the VanEck complex of mutual funds as a whole (the “VanEck Complex”);

■	Information regarding other investment products and services offered by the Adviser involving investment objectives and strategies similar to the Fund (“Comparable Products”), including the fees charged by the Adviser for managing the Comparable Products, a description of material differences and similarities in the services provided by the Adviser for the Fund and the Comparable Products, the sizes of the Comparable Products and the identity of the individuals responsible for managing the Comparable Products;

25

VANECK VIP TRUST

APPROVAL OF ADVISORY AGREEMENT

(unaudited) (continued)

■	Information concerning the Adviser’s compliance program, the resources devoted to compliance efforts undertaken by the Adviser on behalf of the Fund, and reports regarding a variety of compliance-related issues;

■	Information with respect to the Adviser’s brokerage practices, including the Adviser’s processes for monitoring best execution of portfolio transactions and the benefits received by the Adviser from research acquired with soft dollars;

■	Information regarding the procedures used by the Adviser in monitoring the valuation of portfolio securities, including the methodologies used in making fair value determinations, and the Adviser’s due diligence process for recommending the selection of pricing vendors and monitoring the quality of the inputs provided by such vendors;

■	Information regarding how the Adviser safeguards the confidentiality and integrity of its data and files (both physical and electronic), as well as of any communications with third parties containing Fund and shareholder information, including reports regarding the Adviser’s cybersecurity framework and its implementation, the identification and monitoring of cybersecurity risks (including the risks that arise out of arrangements with third party service providers), the Adviser’s cybersecurity response policy which is being finalized and will document the Adviser’s processes for the suitable escalation, remediation and communication of a cybersecurity event and other initiatives of the Adviser to mitigate cybersecurity risks;

■	Information regarding the Adviser’s policies and practices with respect to personal investing by the Adviser and its employees, including reports regarding the administration of the Adviser’s code of ethics and the Adviser’s policy with respect to investments in the Fund by the Adviser’s investment personnel;

■	Descriptions of the processes that the Adviser uses to evaluate and monitor the liquidity of fixed-income instruments and information regarding the actions the Adviser has taken with respect to risk management and disclosure matters relating to changing fixed income market conditions;

■	Descriptions of sub-transfer agency, omnibus account and other shareholder servicing arrangements for the Fund with intermediaries (collectively, “Servicing Arrangements”), including a

26

description of the services provided by the intermediaries pursuant to such Servicing Arrangements and the payment terms of the Servicing Arrangements, as well as reports regarding the amounts paid pursuant to the Servicing Arrangements and the amounts paid to intermediaries with respect to the Fund by the Adviser pursuant to any revenue sharing arrangements and Servicing Arrangements (to the extent not paid by the Fund);

■	Descriptions of other administrative and other non-investment management services provided by the Adviser for the Fund, including the Adviser’s activities in managing relationships with the Fund’s custodian, transfer agent and other service providers; and

■	Other information provided by the Adviser in its response to a comprehensive questionnaire prepared by independent legal counsel on behalf of the Independent Trustees.

In determining whether to approve the continuation of the Advisory Agreement, the Board considered, among other things, the following: (1) the nature, quality, extent and cost of the investment management, administrative and other non-investment management services provided by the Adviser; (2) the nature, quality and extent of the services performed by the Adviser in interfacing with, and monitoring the services performed by, third parties, such as the Fund’s custodian, transfer agent, sub-transfer agents and independent auditor, and the Adviser’s commitment and efforts to review the quality and pricing of third party service providers to the Fund with a view to reducing non-management expenses of the Fund; (3) the terms of the Advisory Agreement and the services performed thereunder; (4) the willingness of the Adviser to reduce the overall expenses of the Fund from time to time, if necessary or appropriate, by means of waiving a portion of its fees or paying expenses of the Fund; (5) the quality of the services, procedures and processes used to determine the value of the Fund’s assets and the actions taken to monitor and test the effectiveness of such services, procedures and processes; (6) the ongoing efforts of, and resources devoted by, the Adviser with respect to the development and implementation of a comprehensive compliance program; (7) the responsiveness of the Adviser to inquiries from, and examinations by, regulatory authorities, including the Securities and Exchange Commission; (8) the resources committed by the Adviser in recent periods to information technology and cybersecurity; and (9) the ability of the Adviser to attract and

27

VANECK VIP TRUST

APPROVAL OF ADVISORY AGREEMENT

(unaudited) (continued)

retain quality professional personnel to perform investment advisory and administrative services for the Fund.

The Board considered the fact that the Adviser is managing other investment products, including exchange-traded funds, hedge funds, separate accounts and UCITs, one or more of which may invest in the same financial markets and may be managed by the same investment professionals according to a similar investment objective and/or strategy as the Fund. The Board concluded that the management of these products contributes to the Adviser’s financial stability and is helpful to the Adviser in attracting and retaining quality portfolio management personnel for the Fund. In addition, the Board concluded that the Adviser has established appropriate procedures to monitor conflicts of interest involving the management of the Fund and the other products and for resolving any such conflicts of interest in a fair and equitable manner.

The performance data and the advisory fee and expense ratio data described below for the Fund is based on data for a representative class of shares of the Fund. The performance data is net of expenses for periods on an annualized basis ended March 31, 2016, and the advisory fee and expense ratio data is as of the Fund’s fiscal year end of December 31, 2015.

Performance. The Board noted, based on a review of comparative annualized total returns, that the Fund had underperformed its Category and Peer median, as well as its benchmark index, for the one-year period. In light of the Fund’s brief operating history, the Board concluded that additional time is needed to evaluate the performance of the Fund.

Fees and Expenses. The Board noted that the Fund pays an advisory fee, as well as a separate administrative fee. The Board further noted that the fee rate payable for advisory services was lower than the median advisory fee rates of its Peer Group and Category. The Board also noted that the Fund’s total expense ratio, net of waivers or reimbursements, was lower than the median expense ratios of its Peer Group and Category. The Board also noted that the Management Fee Rate (which includes both advisory and administrative fee rates) was lower than the median Management Fee Rate of its Category and equal to the median Management Fee Rate of its Peer Group. The Board further noted that the Adviser has agreed to waive fees or pay expenses of the Fund through April 2017

28

to the extent necessary to prevent the expense ratio of the Fund from exceeding a specified maximum amount (subject to certain exclusions). On the basis of the foregoing, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the advisory fee charged to the Fund is reasonable.

Profitability and Economies of Scale. The Board considered the profits, if any, realized by the Adviser from managing the Fund and other mutual funds in the VanEck Complex and the methodology used to determine such profits. The Board noted that the levels of profitability reported on a fund-by-fund basis varied widely depending on such factors as the size, type of fund and operating history. The Board further noted that, in evaluating the reasonableness of the Adviser’s profits from managing any particular Fund, it would be appropriate to consider the size of the Adviser relative to other firms in the investment management industry and the impact on the Adviser’s profits of the volatility of the markets in which the Funds invest and the volatility of cash flows into and out of the Funds through various market cycles. Based on its review of the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the profits realized by the Adviser, if any, are deemed not to be excessive. In this regard, the Board also considered the extent to which the Adviser may realize economies of scale, if any, as the Fund grows and whether the Fund’s fee schedule, which includes breakpoints, reflects any economies of scale for the benefit of shareholders. The Board concluded that, with respect to the Fund, any economies of scale being realized are currently being shared by the Adviser and the Fund, and that adding or modifying existing breakpoints would not be warranted at this time for the Fund.

Conclusion. In determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to such factors, the members of the Board relied upon the advice of independent legal counsel and their own business judgment. The Board did not consider any single factor as controlling in determining whether to approve the continuation of the Advisory Agreement and each member of the Board may have placed varying emphasis on particular factors considered in reaching a conclusion. Moreover, this summary description does not necessarily identify all of the factors considered or conclusions reached by the Board. Based on its consideration of the foregoing factors and conclusions, and such

29

VANECK VIP TRUST

APPROVAL OF ADVISORY AGREEMENT

(unaudited) (continued)

other factors and conclusions as it deemed relevant, the Board (comprised exclusively of Independent Trustees) concluded that the continuation of the Advisory Agreement is in the interests of shareholders and, accordingly, the Board approved the continuation of the Advisory Agreement for an additional one-year period.

30

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the Fund’s prospectus, which includes more complete information. An investor should consider the investment objective, risks, and charges and expenses of the Fund carefully before investing. The prospectus contains this and other information about the investment company. Please read the prospectus carefully before investing.

Additional information about the VanEck VIP Trust’s (the “Trust”) Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Additional Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 800.826.2333, or by visiting vaneck.com, or on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Qs are available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 202.942.8090. The Fund’s complete schedule of portfolio holdings is also available by calling 800.826.2333 or by visiting vaneck.com.

Investment Adviser:	Van Eck Associates Corporation
Distributor:	Van Eck Securities Corporation
	666 Third Avenue, New York, NY 10017
	vaneck.com
Account Assistance:	800.544.4653	VIPGGSAR

SEMI-ANNUAL REPORT
June 30, 2016
(unaudited)

VanEck VIP Trust

VanEck VIP Global Hard Assets Fund

800.826.2333	vaneck.com

The information contained in this shareholder letter represents the personal opinions of the investment team members and may differ from those of other portfolio managers or of the firm as a whole. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Also, unless otherwise specifically noted, any discussion of the Fund’s holdings, the Fund’s performance, and the views of the investment team members are as of June 30, 2016.

VANECK VIP GLOBAL HARD ASSETS FUND

(unaudited)

Dear Shareholder:

The Initial Class shares of the VanEck VIP Global Hard Assets Fund (the “Fund”) gained 28.35% for the six months ended June 30, 2016, outperforming the S&P® North American Natural Resources Sector Index1 (SPGINRTR) which gained 19.56% for the same period.

Several key aspects that contributed to outperformance of the Fund relative to its primary benchmark were overweight positions and outperformances in the gold and diversified metals and mining sub-sector. An overweight position and stock selection in the oil and gas production and exploration sub-sector also contributed significantly to outperformance.

At the end of the six-month period, energy was the Fund’s largest sector weighting, although this exposure remained underweight compared to its benchmark. The Fund ended the period with its overall energy exposure having decreased during the first six months of 2016 to approximately 56% from approximately 63% at the end of 2015. During the same six-month period, the Fund’s exposure to gold equities increased from just over 12% to approximately 21%.

Over the first six months of 2016, the Fund’s exposure to gold equities increased significantly as confidence in the effectiveness of gold mining companies’ management teams in addressing the twin issues of high capex2 and high debt levels continued to increase. The Fund’s exposure to the diversified metals and mining sub-sector also increased. Within the energy sector, the Fund’s exposures to the oil and gas storage and transportation, refining and marketing, and equipment and services sub-sectors all decreased.

At the end of the period, within energy, the Fund was significantly overweight the oil and gas exploration and production sub-sector, but underweight each of the oil and gas storage and transportation, refining and marketing, and equipment and services sub-sectors. It also was significantly underweight integrated oil and gas companies, with no allocation to the sub-sector at period end (as during the whole of the six-month period under review). At period end, the Fund was also significantly overweight the gold and the diversified metals and mining, fertilizers and agricultural chemicals, steel, and forest products sub-sectors.

It should be noted that the Fund continues to employ a diversified natural resource (as opposed to an energy-oriented) strategy, and has been historically underweight energy relative to the SPGINRTR, the Fund’s

1

VANECK VIP GLOBAL HARD ASSETS FUND

(unaudited) (continued)

benchmark index. For example, the benchmark, which excludes both the chemicals industry and steel sub-industry, was approximately 81% energy as of June 30, 2016, whereas the Fund was approximately 56% energy. In comparison, the S&P® Global Natural Resources Index3 (SPGNRUT), which was approximately one third energy as of June 30, 2016, returned 16.49% for the six-month period.

Overview

The market spent the first six months of the year (and especially the second quarter) under the twin shadows and uncertainties of Brexit4 and the U.S. presidential elections.

The most significant macroeconomic factor influencing the market in which the Fund invested was the continued extraordinary accommodation extended by central banks around the world. In addition, supply and demand, particularly for oil and gas, continued to rebalance. Both these proved positive for commodities. In addition, a weaker U.S. dollar (against emerging markets currencies) during the first half was generally beneficial for the hard assets space.

For many, the Brexit referendum on June 23 (the result of which was U.K. voters rejecting continuing membership of the European Union) was seen as a defining moment. Perhaps surprisingly, its immediate effect was less than cataclysmic and commodities have remained resilient. It remains to be seen, however, just what the long-term effects of the vote will be.

During the period under review, all of these factors were hugely beneficial for gold. When these factors are taken together with the continuing restructuring and strategic improvements they have been undertaking, gold mining companies also benefited. Over the six-month period, gold mining companies performed better than the metal itself.

The U.S. rig count continued to drop in the early part of the year before appearing to bottom at the end of May only to rebound thereafter. Almost 1,600 rigs throughout the U.S. have been taken out of commission and we remain at very near historically low levels. Any rebound will necessarily be incremental.

Despite lackluster prospects for economic growth in both Europe and the U.S.—although economic growth in the U.S. was somewhat stronger in the second quarter than it was in the first—the demand for crude oil and gasoline has been remarkably strong.

2

Concerns that a flood of Iranian crude oil could swamp the market proved unfounded. While supply from the country did come on reasonably strongly, it was not enough to offset supply disruptions in the market during the period. These included pipeline outages in Nigeria, wild fires in Canada that hit oil sands production particularly hard, reduced supply from Libya on the back of persistent political uncertainty, and supply from Venezuela reduced further still because of both the country’s dire economic circumstances and continued drilling challenges.

Base metal companies continued to restructure, cleaning up balance sheets, streamlining operations, and focusing more on profitability. In addition, they continued to sell off assets and reduce their debt levels. Among the base metals, zinc’s supply and demand came into better alignment, because Glencore (3.2% of Fund net assets†) stopped producing the metal at one of its major mines.

On the back of the finding by the U.S. Department of Commerce that government subsidies and dumping were occurring, tariffs were imposed on imports of steel into the U.S., particularly those from China. U.S. steel stocks have benefited accordingly.

While grain prices (soy, corn, and wheat) were strong in the first half of the year, this did not necessarily translate into strong equity prices, as uncertainty persisted in the market. Soy beans were strong on the back of both very good demand (especially from China) and a less abundant than expected South American crop. Corn, too, experienced a weaker than expected crop in South America. Large U.S. planting intentions and beneficial early weather put the risks to the downside for both corn and soy beans.

Fund Review

The three strongest positive contributing sub-sectors to the Fund’s performance were gold, oil and gas exploration and production, and diversified metals and mining.

The three weakest contributing sub-sectors to the Fund’s performance were fertilizers and agricultural chemicals, oil and gas refining and marketing, and semiconductor (solar) equipment.

The Fund’s three strongest contributing individual positions were all gold mining companies. In order, these were: Agnico Eagle Mines (4.9% of Fund net assets†), which benefited from strong operational performance, its continued focus on cost reduction, and its engineering-related restructuring; Barrick Gold (3.2% of Fund net assets†), which benefited

3

VANECK VIP GLOBAL HARD ASSETS FUND

(unaudited) (continued)

from the restructuring it has been undertaking and its leverage to gold prices; and Randgold Resources (3.3% of Fund net assets†), which also benefited from strong operational performance and from the continuing strength of its balance sheet.

The Fund’s three weakest contributors were CF Industries Holdings (1.6% of Fund net assets†), a fertilizer and agricultural chemicals company which was hit by concerns about both Chinese production (which continued unabated) and the value of the Renminbi, in addition to concerns around nitrogen prices; Valero Energy (sold by the Fund during the period), an oil and gas refining and marketing company which suffered from the rebound in crude oil prices; and SunEdison, a solar company, also sold by the Fund during the period.

Significant purchases by the Fund were made in the oil and gas exploration and production and gold sub-sectors. These saw new positions taken in PDC Energy (2.3% of Fund net assets†) and Hess (2.4% of Fund net assets†). A new position was taken in gold mining company Newmont Mining (2.3% of Fund net assets†).

The Fund’s largest sales during the period were the oil and gas refining and marketing company Valero Energy, the oil and gas equipment and services company Baker Hughes, and the oil and gas storage and transportation company Kinder Morgan (all eliminated by the Fund by period end).

During the six-month period under review, the Fund’s positions in the gold, diversified metals and mining, and oil and gas exploration and production sub-sectors displayed the most significant increases. Within the energy sector, the oil and gas equipment and services, storage and transportation, and refining and marketing sub-sectors all saw notable decreases in allocation. The fertilizers and agricultural chemicals sub-sector also saw a notable decrease in allocation. The Fund had exited entirely from the semiconductor equipment (solar) sub-sector by June 30, 2016.

Outlook

The U.K.’s historic Brexit decision on June 23 was clearly one of the most important events during the quarter. Currently our London-listed and GBP-denominated exposure represents approximately 4.8% of Fund net assets. While this exposure is comprised of securities traded in British sterling, none of these companies is physically domiciled in the U.K. or has material revenue or costs denominated in British pounds. We believe that we were prudently positioned going into this vote given a gold

4

equities exposure of approximately 19.5%, one of the highest allocations since the inception of our hard assets strategy. Furthermore, the high-quality, companies (i.e., strong balance sheets and long-term structural growth stories) in our other sectors are likely to prove relatively resilient during the period of uncertainty that will follow the vote.

While global economic growth trends are put at risk by the result of the vote, we continue to believe that, as we have seen over the last few years, demand for commodities will remain solid in the face of moderate GDP progression. Further output constraint in crude, base metals and some bulk materials could possibly be exacerbated by this murky outlook that may tighten commodity markets and support prices. In addition, the U.S. Federal Reserve will maintain and perhaps increase its extraordinary accommodative policies that may continue to put pressure on the U.S. dollar which may be stimulating to emerging markets and commodity demand.

It is important to note that while base metal mining companies have continued to put their houses in order, doing so has not been only theme. In February, at one mining conference we attended, while the companies continued to talk about restructuring, there was less talk about capex and working capital reductions, and more talk about asset closures and sales. By May, at another conference, the rhetoric had changed quite significantly. Approximately 60% of the companies talked just about restructuring, while 40% spoke about it being “business as usual” (driving operations, efficiencies, etc.) and just delivering on guided numbers.

Toward the end of the first quarter, and during the second, we visited a number of prospective and existing clients. One of the most common reasons given for not investing in gold is that it does not yield anything. It was therefore interesting to hear a number of investors say that they were now seriously considering an investment in gold because, with negative interest rates, it does not cost anything to hold.

As an indication of just how sentiment appears to have changed, among the most common questions asked was: “Did I miss it?” The question was not whether the Fund had missed the rebound, but whether they, the prospective clients, had.

While we still believe there is room for optimism, we also believe that this should still remain tempered when it comes to supply and demand rebalancing in the oil and gas sector. It remains too easy to fall into the trap of thinking that a 10%, or even a 50%, increase in a U.S. onshore oil rig count of fewer than 350 can restore the balance, and to forget that, to

5

VANECK VIP GLOBAL HARD ASSETS FUND

(unaudited) (continued)

plumb its current depths, the rig count has actually dropped from its highs by a total of some 1,600 rigs. It is going to take an increase of considerably more than 150-200 rigs to bring back any growth in production. Maybe not all 1,600 rigs, but perhaps at least half of them; crude will also need to be between anywhere from $50 to $60 a barrel.

Finally, we held our inaugural and very successful investor conference (focusing on energy) in Houston at the end of May to which we invited a number of leading CEOs from the space. One of the main themes we explored during the day was “Surviving and Thriving through the Current Downturn,” with special reference to the oil and gas industry here in the U.S. The very fact that we could both hold the conference and discuss this theme provides proof that there are such companies that can survive and thrive through the current downturn.

One of the main pillars of our investment philosophy continues to be to look for long-term growth and the structural enhancement in intrinsic value in the companies in which we invest. Even in today’s market conditions this continues to be one of our guiding tenets. Since we remain convinced that positioning our portfolio for the future, and not just reacting to current circumstances, is of paramount importance, our focus across the sectors in which we invest remains on companies that can navigate commodity price volatility and help grow sustainable net asset value.

The Fund is subject to risks associated with concentrating its investments in hard assets and the hard assets sector, including real estate, precious metals, and natural resources, and can be significantly affected by events relating to these industries, including international political and economic developments, inflation, and other factors. The Fund’s portfolio securities may experience substantial price fluctuations as a result of these factors, and may move independently of the trends of industrialized companies.

The Fund’s investments in foreign securities involve risks related to adverse political and economic developments unique to a country or a region, currency fluctuations or controls, and the possibility of arbitrary action by foreign governments, including the takeover of property without adequate compensation or imposition of prohibitive taxation. The Fund is subject to risks associated with investments in derivative, commodity-linked instruments, and illiquid securities. The Fund is also subject to inflation risk, market risk, non-diversification risk, and leverage risk. Please see the prospectus for information on these and other risk considerations.

6

We very much appreciate your continued investment in the VanEck VIP Global Hard Assets Fund, and we look forward to helping you meet your investment goals in the future.

Shawn Reynolds Portfolio Manager July 19, 2016	Charles T. Cameron Deputy Portfolio Manager

Represents the opinions of the investment adviser. Past performance is no guarantee of future results. Not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue.

†	All Fund assets referenced are Total Net Assets as of June 30, 2016.

The performance quoted represents past performance. Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted. Performance information reflects temporary waivers of expenses and/or fees and does not include insurance/annuity fees and expenses. Investment returns would have been reduced had these fees/expenses been included. Investment return and the value of the shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. Index returns assume that dividends of the Index constituents in the Index have been reinvested. Performance information current to the most recent month end is available by calling 800.826.2333.

The Fund is only available to life insurance and annuity companies to fund their variable annuity and variable life insurance products. These contracts offer life insurance and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company charges, fees and expenses for these benefits are not reflected in this report or in the Fund’s performance, since they are not direct expenses of the Fund. Had these fees been included, returns would have been lower. For insurance products, performance figures do not reflect the cost for insurance and if they did, the performance shown would be significantly lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made. Results reflect past performance and do not guarantee future results.

7

VANECK VIP GLOBAL HARD ASSETS FUND

(unaudited) (continued)

[1]	S&P® North American Natural Resources Sector (SPGINRTR) Index includes mining, energy, paper and forest products, and plantation-owning companies but excludes the chemicals industry and steel sub-industry.

[2]	Capital expenditure, or capex, are funds used by a company to acquire or upgrade physical assets such as property, industrial buildings or equipment. It is often used to undertake new projects or investments by the firm.

[3]	S&P® Global Natural Resources Index (SPGNRUT) includes 90 of the largest publicly traded companies in natural resources and commodities businesses that meet specific investability requirements, offering investors diversified and investable equity exposure across three primary commodity-related sectors: agribusiness, energy and metals and mining.

[4]	British withdrawal from the European Union.

TOP TEN EQUITY HOLDINGS*

June 30, 2016 (unaudited)

Agnico-Eagle Mines Ltd.	4.9%
Pioneer Natural Resources Co.	4.6%
Cimarex Energy Co.	4.1%
Halliburton Co.	4.0%
Newfield Exploration Co.	4.0%
Concho Resources, Inc.	3.9%
Diamondback Energy, Inc.	3.9%
EOG Resources, Inc.	3.8%
Schlumberger NV	3.6%
Parsley Energy, Inc.	3.5%
* Percentage of net assets. Portfolio is subject to change.
8

VANECK VIP GLOBAL HARD ASSETS FUND

EXPLANATION OF EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including program fees on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2016 to June 30, 2016.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as fees on purchase payments. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9

VANECK VIP GLOBAL HARD ASSETS FUND

EXPLANATION OF EXPENSES

(unaudited) (continued)

				Expenses Paid
			Ending	During the Period*
		Beginning	Account Value	January 1, 2016 -
		Account Value	June 30,	June 30,
		January 1, 2016	2016	2016
VanEck VIP Global Hard Assets Fund
Initial Class	Actual	$1,000.00	$1,283.50	$6.25
	Hypothetical**	$1,000.00	$1,019.39	$5.52
Class S	Actual	$1,000.00	$1,282.30	$7.60
	Hypothetical**	$1,000.00	$1,018.20	$6.72

*	Expenses are equal to the Fund’s annualized expense ratio (for the six months ended June 30, 2016), of 1.10% on Initial Class Shares, and 1.34% on Class S Shares, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year divided by the number of the days in the fiscal year (to reflect the one-half year period).

**	Assumes annual return of 5% before expenses

10

VANECK VIP GLOBAL HARD ASSETS FUND

SCHEDULE OF INVESTMENTS

June 30, 2016 (unaudited)

Number
of Shares		Value

COMMON STOCKS: 95.1%

Bermuda: 0.5%
118,700	Golar LNG Ltd. (USD)	$1,839,850
Canada: 20.4%
27,822	Agnico-Eagle Mines Ltd.	1,488,922
308,100	Agnico-Eagle Mines Ltd. (USD)	16,483,350
78,100	Agrium, Inc. (USD)	7,061,802
546,100	Barrick Gold Corp. (USD)	11,659,235
868,400	Eldorado Gold Corp. (USD)	3,907,800
1,377,200	First Quantum Minerals Ltd.	9,668,489
620,700	Goldcorp, Inc. (USD)	11,873,991
915,900	Kinross Gold Corp. (USD) *	4,478,751
885,300	New Gold, Inc. (USD) *	3,877,614
37,150	Osisko Gold Royalties Ltd.	485,672
332,800	Teck Resources Ltd. (USD)	4,382,976
		75,368,602
Kuwait: 1.1%
3,890,609	Kuwait Energy Plc (GBP) * # § ø	3,940,362
Monaco: 0.2%
193,300	Scorpio Tankers, Inc. (USD)	811,860
South Africa: 0.6%
1,373,700	Petra Diamonds Ltd. (GBP) #	2,120,074
Switzerland: 3.2%
5,715,665	Glencore Xstrata Plc (GBP) * #	11,780,658
Number
of Shares		Value

United Kingdom: 3.3%
108,500	Randgold Resources Ltd. (ADR)	$12,156,340
United States: 65.8%
189,900	Anadarko Petroleum Corp.	10,112,175
251,000	CF Industries Holdings, Inc.	6,049,100
125,500	Cimarex Energy Co.	14,974,660
203,700	Commercial Metals Co.	3,442,530
121,950	Concho Resources, Inc. *	14,544,976
485,100	Consol Energy, Inc.	7,805,259
156,100	Diamondback Energy, Inc. *	14,237,881
169,600	EOG Resources, Inc.	14,148,032
332,400	Freeport-McMoRan Copper & Gold, Inc.	3,702,936
115,300	Green Plains Renewable Energy, Inc.	2,273,716
278,100	Gulfport Energy Corp. *	8,693,406
325,600	Halliburton Co.	14,746,424
145,800	Hess Corp.	8,762,580
576,600	Laredo Petroleum, Inc. *	6,042,768
468,200	Louisiana-Pacific Corp. *	8,123,270
685,200	Nabors Industries Ltd.	6,886,260
332,350	Newfield Exploration Co. *	14,683,223
216,500	Newmont Mining Corp.	8,469,480
471,400	Parsley Energy, Inc. *	12,756,084
132,300	Patterson-UTI Energy, Inc.	2,820,636

See Notes to Financial Statements

11

VANECK VIP GLOBAL HARD ASSETS FUND

SCHEDULE OF INVESTMENTS

(unaudited) (continued)

Number
of Shares		Value

United States: (continued)
149,300	PDC Energy, Inc. *	$8,601,173
112,000	Pioneer Natural Resources Co.	16,935,520
30,500	RSP Permian, Inc. *	1,064,145
166,200	Schlumberger Ltd.	13,143,096
139,100	SM Energy Co.	3,755,700
223,900	Steel Dynamics, Inc.	5,485,550
227,000	Sunrun, Inc. *	1,346,110
291,700	Superior Energy Services, Inc.	5,370,197
40,500	Union Pacific Corp.	3,533,625
		242,510,512
Total Common Stocks (Cost: $348,363,614)		350,528,258
Number
of Shares		Value

MONEY MARKET FUND: 5.8% (Cost: $21,302,320)
21,302,320	AIM Treasury Portfolio — Institutional Class	$21,302,320
Total Investments: 100.9% (Cost: $369,665,934)		371,830,578
Liabilities in excess of other assets: (0.9)%		(3,492,895)
NET ASSETS: 100.0%		$368,337,683

ADR	American Depositary Receipt
GBP	British Pound
USD	United States Dollar

*	Non-income producing
#	Indicates a fair valued security which has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $17,841,094 which represents 4.8% of net assets.
§	Illiquid Security — the aggregate value of illiquid securities is $3,940,362 which represents 1.1% of net assets.
ø	Restricted Security — the aggregate value of restricted securities is $3,940,362, or 1.1% of net assets.

See Notes to Financial Statements

12

Restricted securities held by the Fund as of June 30, 2016 are as follows:

	Acquisition	Number of	Acquisition		% of
Security	Date	Shares	Cost	Value	Net Assets
Kuwait Energy Plc	08/06/2008	3,890,609	$11,764,893	$3,940,362	1.1%

Summary of Investments	% of
by Sector (unaudited)	Investments	Value
Energy	56.2%	$208,949,983
Industrials	1.3	4,879,735
Materials	36.8	136,698,540
Money Market Fund	5.7	21,302,320
	100.0%	$371,830,578

The summary of inputs used to value the Fund’s investments as of June 30, 2016 is as follows:

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Value
Common Stocks
Bermuda	$1,839,850	$—	$—	$1,839,850
Canada	75,368,602	—	—	75,368,602
Kuwait	—	—	3,940,362	3,940,362
Monaco	811,860	—	—	811,860
South Africa	—	2,120,074	—	2,120,074
Switzerland	—	11,780,658	—	11,780,658
United Kingdom	12,156,340	—	—	12,156,340
United States	242,510,512	—	—	242,510,512
Money Market Fund	21,302,320	—	—	21,302,320
Total	$353,989,484	$13,900,732	$3,940,362	$371,830,578

There were no transfers between levels during the period ended June 30, 2016.

The following table reconciles the valuation of the Fund’s Level 3 investment securities and related transactions during the period ended June 30, 2016:

	Common Stocks
	Brazil	Kuwait
Balance as of December 31, 2015	$0	$3,457,955
Realized gain (loss)	—	—
Net change in unrealized appreciation (depreciation)	—	482,407
Purchases	—	—
Sales	0	—
Transfers in and/or out of level 3	—	—
Balance as of June 30, 2016	$—	$3,940,362

See Notes to Financial Statements

13

VANECK VIP GLOBAL HARD ASSETS FUND

SCHEDULE OF INVESTMENTS

(unaudited) (continued)

The following table presents additional information about valuation methodologies and inputs used for investments that are measured at fair value and categorized within Level 3 as of June 30, 2016:

Impact to
Valuation
	Value as of		Unobservable		from an
	June 30,	Valuation	Input	Unobservable	Increase in
	2016	Technique	Description(1)	Input	Input(2)
Common Stocks Kuwait	$ 3,940,362	Market Comparable Transactions	Entitlement Multiple	9.00x	Increase
			Interest Multiple	1.45x	Increase
			Control Discount	20%	Decrease
			Marketability Discount	10%	Decrease
		Guideline Public Companies	Entitlement Multiple	7.00x - 12.00x	Increase
			Interest Multiple	0.55x - 3.40x	Increase
			Marketability Discount	10%	Decrease

(1)	In determining certain of these inputs, management evaluates a variety of factors including economic condition, industry and market developments, market valuations of comparable companies and company specific developments.
(2)	This column represents the directional change in the fair value of the Level 3 investments that would result from an increase to the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect. Significant increases or decreases in these inputs in isolation could result in significantly higher or lower fair value measurements.

See Notes to Financial Statements

14

VANECK VIP GLOBAL HARD ASSETS FUND

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2016 (unaudited)

Assets:
Investments, at value (Cost $369,665,934)	$371,830,578
Cash	10,342
Cash denominated in foreign currency, at value (Cost $21)	21
Receivables:
Shares of beneficial interest sold	530,893
Dividends	227,673
Prepaid expenses	74
Total assets	372,599,581
Liabilities:
Payables:
Shares of beneficial interest redeemed	3,477,824
Due to Adviser	294,493
Due to Distributor	29,368
Deferred Trustee fees	123,956
Accrued expenses	336,257
Total liabilities	4,261,898
NET ASSETS	$368,337,683
Initial Class Shares:
Net Assets	$214,771,821
Shares of beneficial interest outstanding	9,962,069
Net asset value, redemption and offering price per share	$21.56
Class S Shares:
Net Assets	$153,565,862
Shares of beneficial interest outstanding	7,361,855
Net asset value, redemption and offering price per share	$20.86
Net Assets consist of:
Aggregate paid in capital	$461,099,496
Net unrealized appreciation	2,164,656
Accumulated net investment loss	(366,305)
Accumulated net realized loss	(94,560,164)
$368,337,683

See Notes to Financial Statements

15

VANECK VIP GLOBAL HARD ASSETS FUND

STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2016 (unaudited)

Income:
Dividends (net of foreign taxes withheld of $44,211)		$1,553,465
Expenses:
Management fees	$1,511,510
Distribution fees — Class S Shares	142,318
Transfer agent fees — Initial Class Shares	14,263
Transfer agent fees — Class S Shares	7,243
Custodian fees	6,313
Professional fees	47,198
Reports to shareholders	44,827
Insurance	12,362
Trustees’ fees and expenses	9,062
Other	3,701
Total expenses	1,798,797
Net investment loss		(245,332)
Net realized loss on:
Investments		(41,084,847)
Foreign currency transactions and foreign denominated assets and liabilities		(1,840)
Net realized loss		(41,086,687)
Net change in unrealized appreciation (depreciation) on
Investments		118,834,139
Foreign currency transactions and foreign denominated assets and liabilities		101
Net change in unrealized appreciation (depreciation)		118,834,240
Net Increase in Net Assets Resulting from Operations		$77,502,221

See Notes to Financial Statements

16

VANECK VIP GLOBAL HARD ASSETS FUND

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2016	Year Ended December 31, 2015
	(unaudited)
Operations:
Net investment income (loss)	$(245,332)	$1,263,161
Net realized loss	(41,086,687)	(43,267,357)
Net change in unrealized appreciation (depreciation)	118,834,240	(93,377,920)
Net increase (decrease) in net assets resulting from operations	77,502,221	(135,382,116)
Dividends to shareholders from:
Net investment income
Initial Class Shares	(800,315)	(76,223)
Class S Shares	(456,585)	(33,963)
Total dividends	(1,256,900)	(110,186)
Share transactions*:
Proceeds from sale of shares
Initial Class Shares	24,039,849	76,350,511
Class S Shares	55,111,440	45,544,897
	79,151,289	121,895,408
Reinvestment of dividends
Initial Class Shares	800,315	76,223
Class S Shares	456,585	33,963
	1,256,900	110,186
Cost of shares redeemed
Initial Class Shares	(33,486,596)	(85,135,234)
Class S Shares	(22,551,958)	(26,916,943)
	(56,038,554)	(112,052,177)
Net increase in net assets resulting from share transactions	24,369,635	9,953,417
Total increase (decrease) in net assets	100,614,956	(125,538,885)
Net Assets:
Beginning of period	267,722,727	393,261,612
End of period (including undistributed (accumulated) net investment income (loss) of $(366,305) and $1,135,927, respectively)	$368,337,683	$267,722,727
* Shares of beneficial interest issued, reinvested and redeemed (unlimited number of $.001 par value shares authorized):
Initial Class Shares:
Shares sold	1,311,339	3,387,554
Shares reinvested	49,586	3,123
Shares redeemed	(1,832,599)	(3,801,553)
Net decrease	(471,674)	(410,876)
Class S Shares:
Shares sold	2,923,684	2,106,383
Shares reinvested	29,212	1,433
Shares redeemed	(1,194,827)	(1,298,862)
Net increase	1,758,069	808,954

See Notes to Financial Statements

17

VANECK VIP GLOBAL HARD ASSETS FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	For the Six
	Months
	Ended		Initial Class Shares
	June 30,		Year Ended December 31,
	2016		2015	2014	2013	2012	2011
	(unaudited)
Net asset value, beginning of period	$16.88		$25.37	$31.39	$29.13	$30.75	$37.67
Income from investment operations:
Net investment income (loss)	(0.01	)(b)	0.10	0.06	0.08 (b)	0.15 (b)	0.04 (b)
Net realized and unrealized gain (loss) on investments	4.77		(8.58)	(6.05)	2.95	1.00	(6.09)
Total from investment operations	4.76		(8.48)	(5.99)	3.03	1.15	(6.05)
Less dividends and distributions from:
Net investment income	(0.08)		(0.01)	(0.03)	(0.20)	(0.18)	(0.42)
Net realized capital gains	—		—	—	(0.57)	(2.59)	(0.45)
Total dividends and distributions	(0.08)		(0.01)	(0.03)	(0.77)	(2.77)	(0.87)
Redemption fees	—		—	—	—	— (c)	— (c)
Net asset value, end of period	$21.56		$16.88	$25.37	$31.39	$29.13	$30.75
Total return (a)	28.35	%(d)	(33.45)%	(19.10)%	10.53%	3.39%	(16.45)%
Ratios/Supplemental Data
Net assets, end of period (000’s)	$214,772		$176,087	$275,099	$336,763	$354,487	$926,630
Ratio of gross expenses to average net assets	1.10	%(e)	1.05%	1.06%	1.09%	1.03%	0.92%
Ratio of net expenses to average net assets	1.10	%(e)	1.05%	1.06%	1.09%	1.03%	0.92%
Ratio of net expenses, excluding interest expense, to average net assets	1.10	%(e)	1.05%	1.06%	1.09%	1.03%	0.92%
Ratio of net investment income (loss) to average net assets	(0.07	)%(e)	0.43%	0.19%	0.27%	0.50%	0.11%
Portfolio turnover rate	21	%(d)	21%	31%	31%	29%	38%
(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distribution payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(b)	Calculated based upon average shares outstanding
(c)	Amount represents less than $0.005 per share
(d)	Not annualized
(e)	Annualized

See Notes to Financial Statements

18

VANECK VIP GLOBAL HARD ASSETS FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	For the Six
	Months
	Ended		Class S Shares
	June 30,		Year Ended December 31,
	2016		2015	2014	2013	2012	2011
	(unaudited)
Net asset value, beginning of period	$16.35		$24.64	$30.55	$28.38	$30.10	$36.95
Income from investment operations:
Net investment income (loss)	(0.03	)(b)	0.04	(0.02)	0.01 (b)	0.13 (b)	(0.06	)(b)
Net realized and unrealized gain (loss) on investments	4.62		(8.32)	(5.89)	2.88	0.92	(5.96)
Total from investment operations	4.59		(8.28)	(5.91)	2.89	1.05	(6.02)
Less dividends and distributions from:
Net investment income	(0.08)		(0.01)	—	(0.15)	(0.18)	(0.38)
Net realized capital gains	—		—	—	(0.57)	(2.59)	(0.45)
Total dividends and distributions	(0.08)		(0.01)	—	(0.72)	(2.77)	(0.83)
Redemption fees	—		—	—	—	— (c)	—	(c)
Net asset value, end of period	$20.86		$16.35	$24.64	$30.55	$28.38	$30.10
Total return (a)	28.23	%(d)	(33.62)%	(19.35)%	10.30%	3.11%	(16.69)%
Ratios/Supplemental Data
Net assets, end of period (000’s)	$153,566		$91,635	$118,163	$122,407	$86,241	$47,818
Ratio of gross expenses to average net assets	1.34	%(e)	1.31%	1.32%	1.34%	1.34%	1.26%
Ratio of net expenses to average net assets	1.34	%(e)	1.31%	1.32%	1.34%	1.34%	1.26%
Ratio of net expenses, excluding interest expense, to average net assets	1.34	%(e)	1.31%	1.32%	1.34%	1.34%	1.26%
Ratio of net investment income (loss) to average net assets	(0.32	)%(e)	0.17%	(0.06)%	0.03%	0.47%	(0.18)%
Portfolio turnover rate	21	%(d)	21%	31%	31%	29%	38%
(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distribution payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(b)	Calculated based upon average shares outstanding
(c)	Amount represents less than $0.005 per share
(d)	Not annualized
(e)	Annualized

See Notes to Financial Statements

19

VANECK VIP GLOBAL HARD ASSETS FUND

NOTES TO FINANCIAL STATEMENTS

June 30, 2016 (unaudited)

Note 1—Fund Organization—VanEck VIP Trust (formerly Van Eck VIP Trust) (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was organized as a Massachusetts business trust on January 7, 1987. The VanEck VIP Global Hard Assets Fund (the “Fund”) is a diversified series of the Trust and seeks long-term capital appreciation by investing primarily in hard asset securities. The Fund offers two classes of shares: Initial Class Shares and Class S Shares. The two classes are identical except Class S Shares are subject to a distribution fee.

Note 2—Significant Accounting Policies—The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The Fund is an investment company and is following accounting and reporting requirements of Accounting Standards Codification (“ASC”) 946 Financial Services – Investment Companies.

The following is a summary of significant accounting policies followed by the Fund.

A.	Security Valuation—The Fund values its investments in securities and other assets and liabilities carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Securities traded on national exchanges or traded on the NASDAQ National Market System are valued at the last sales price reported at the close of each business day. Securities traded on the NASDAQ Stock Market are valued at the NASDAQ official closing price. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. To the extent these securities are actively traded they are categorized as Level 1 in the fair value hierarchy (as described below). Certain foreign securities, whose values may be affected by market direction or events occurring before the Fund’s pricing time (4:00 p.m. Eastern Standard Time) but after the last close of the securities’ primary market, are fair valued using a pricing service and are categorized as Level 2 in the fair value hierarchy. The pricing service considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. market, based on indices of domestic securities and other appropriate indicators such as prices of relevant ADR’s and futures contracts. The Fund may also fair value

20

securities in other situations, such as, when a particular foreign market is closed but the Fund is open. Short-term obligations with more than sixty days remaining to maturity are valued at market value. Short-term obligations with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates fair value. Money market fund investments are valued at net asset value and are classified as Level 1 in the fair value hierarchy. Securities for which quotations are not available are stated at fair value as determined by the Pricing Committee of Van Eck Associates Corporation (the “Adviser”). The Pricing Committee provides oversight of the Fund’s valuation policies and procedures, which are approved by the Fund’s Board of Trustees. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and other market sources to determine fair value. The Pricing Committee convenes regularly to review the fair value of financial instruments for which market prices are not readily available. The Pricing Committee employs various methods for calibrating the valuation approaches utilized to determine fair value, including a regular review of key inputs and assumptions, transactional back-testing and disposition analysis.

Certain factors such as economic conditions, political events, market trends, the nature of and duration of any restrictions on disposition, trading in similar securities of the issuer or comparable issuers and other security specific information are used to determine the fair value for these securities. Depending on the relative significance of valuation inputs, these securities may be classified either as Level 2 or Level 3 in the fair value hierarchy. The price which the Fund may realize upon sale of an investment may differ materially from the value presented in the Schedule of Investments.

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis which includes a hierarchy that prioritizes inputs to valuation methods used to measure fair value. The fair value hierarchy gives highest priority to unadjusted quoted prices in active markets for identical assets and liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The transfers between levels of the fair value hierarchy assume the financial instruments were transferred at the beginning of the reporting period. The three levels of the fair value hierarchy are described below:

Level 1 – Quoted prices in active markets for identical securities.

21

VANECK VIP GLOBAL HARD ASSETS FUND

NOTES TO FINANCIAL STATEMENTS

(unaudited) (continued)

Level 2 – Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of the inputs, the levels used to value the Fund’s investments, and transfers between levels are located in the Schedule of Investments. Additionally, tables that reconcile the valuation of the Fund’s Level 3 investments and that present additional information about valuation methodologies and unobservable inputs, if applicable, are located in the Schedule of Investments.

B.	Federal Income Taxes—It is the Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C.	Currency Translation—Assets and liabilities denominated in foreign currencies and commitments under foreign currency contracts are translated into U.S. dollars at the closing prices of such currencies each business day. Purchases and sales of investments are translated at the exchange rates prevailing when such investments are acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and liabilities are recorded as net realized gain (loss) on foreign currency transactions and foreign denominated assets and liabilities in the Statement of Operations.

D.	Dividends and Distributions to Shareholders—Dividends to shareholders from net investment income and distributions from net realized capital gains, if any, are declared and paid annually. Income dividends and capital gain distributions are determined in accordance with U.S. income tax regulations, which may differ from such amounts determined in accordance with GAAP.

E.	Restricted Securities—The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable

22

price may be difficult. Information regarding restricted securities, if any, is included at the end of the Fund’s Schedule of Investments.

F.	Use of Derivative Instruments—The Fund may make investments in derivative instruments, including, but not limited to, options, futures, swaps and other derivatives relating to foreign currency transactions. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over-the-counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments or commodities at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivative instruments also involves the risk of loss if the investment adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument. The Fund held no derivative instruments during the period ended June 30, 2016.

G.	Other—Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized upon notification of the ex-dividend date. Realized gains and losses are calculated on the specific identified cost basis. Interest income, including amortization of premiums and discounts, is accrued as earned. The Fund received redemption fees from Class R1 Shares prior to its closing on April 30, 2012 which are reflected in the Financial Highlights.

Income, expenses (excluding class-specific expenses), realized, and unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class-specific expenses are charged directly to the applicable class of shares.

In the normal course of business, the Fund enters into contracts that contain a variety of general indemnifications. The Fund’s maximum exposure under these agreements is unknown as this would involve future claims that may

23

VANECK VIP GLOBAL HARD ASSETS FUND

NOTES TO FINANCIAL STATEMENTS

(unaudited) (continued)

be made against the Fund that have not yet occurred. However, the Adviser believes the risk of loss under these arrangements to be remote.

Note 3—Investment Management and Other Agreements—The Adviser is the investment adviser to the Fund. The Adviser receives a management fee, calculated daily and payable monthly based on an annual rate of 1.00% of the first $500 million of average daily net assets, 0.90% of the next $250 million of average daily net assets and 0.70% of the average daily net assets in excess of $750 million. The Adviser has agreed to, at least until May 1, 2017, waive management fees and/or assume expenses (excluding acquired fund fees and expenses, interest expense, trading expenses, dividends and interest payments on securities sold short, taxes, and extraordinary expenses) from exceeding 1.20% for the Initial Class Shares and 1.45% for the Class S Shares. For the period ended June 30, 2016, no management fees were waived nor were any expenses assumed by the Adviser. Certain of the officers and trustees of the Trust are officers, directors or stockholders of the Adviser and Van Eck Securities Corporation (the “Distributor”).

Note 4—12b-1 Plan of Distribution—The Trust and the Distributor are parties to a distribution agreement dated May 1, 2006. The Fund has adopted a Distribution Plan (the “Plan”) for Class S Shares in accordance with Rule 12b-1 under the 1940 Act. Pursuant to the Plan, the Fund is authorized to incur distribution expenses for its Class S Shares which will principally be payments to securities dealers who have sold shares and serviced shareholder accounts and payments to the Distributor, for reimbursement of other actual promotion and distribution expenses incurred by the Distributor on behalf of the Fund. The amount paid in any one year is 0.25% of average daily net assets for Class S Shares.

Note 5—Investments—For the period ended June 30, 2016, the cost of purchases and proceeds from sales of investments, excluding U.S. government securities and short-term obligations, aggregated $77,198,610 and $63,582,978, respectively.

Note 6—Income Taxes—For Federal income tax purposes, the identified cost of investments owned at June 30, 2016 was $376,860,979 and net unrealized depreciation aggregated to $5,030,401 of which $86,705,754 related to appreciated securities and $91,736,155 related to depreciated securities.

The tax character of dividends and distributions paid to shareholders for the year ended December 31, 2015 was as follows:

Ordinary income	$110,186

24

The tax character of current year distributions will be determined at the end of the current fiscal year.

At December 31, 2015, the Fund had capital loss carryforwards available to offset future capital gains as follows:

Post-Effective No Expiration	Post-Effective No Expiration
Long-Term Capital Losses	Short-Term Capital Losses
$36,756,233	$9,523,447

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by applicable tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on return filings for all open tax years. The Fund does not have exposure for additional years that might still be open in certain foreign jurisdictions. Therefore, no provision for income tax is required in the Fund’s financial statements.

The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended June 30, 2016, the Fund did not incur any interest or penalties.

Note 7—Concentration of Risk—The Fund may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, less reliable information about issuers, different securities transaction clearance and settlement practices, and future adverse political and economic developments. These risks are heightened for investments in emerging market countries. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of comparable U.S. issuers.

The United Kingdom recently decided to leave the European Union (“EU”), creating economic and political uncertainty in its wake. Significant uncertainty exists regarding the timing of the United Kingdom’s withdrawal from the EU and the effects such withdrawal will have on the Euro, European economies and the global markets. This may further impact the value of the Euro and the British pound sterling, and has caused volatility and uncertainty in European and global markets.

The Fund may concentrate its investments in companies which are significantly engaged in the exploration, development, production and distribution of gold and other natural resources such as strategic and other metals, minerals, forest products, oil, natural gas and coal and by investing in gold bullion and coins. Since the Fund may so concentrate, it may be subject to greater risks and

25

VANECK VIP GLOBAL HARD ASSETS FUND

NOTES TO FINANCIAL STATEMENTS

(unaudited) (continued)

market fluctuations than other more diversified portfolios. The production and marketing of gold and other natural resources may be affected by actions and changes in governments. In addition, gold and natural resources may be cyclical in nature.

At June 30, 2016, the aggregate shareholder accounts of three insurance companies own approximately 52%, 23% and 5% of the Initial Class Shares and four insurance companies own approximately 40%, 34%, 12% and 5% of the Class S Shares.

Note 8—Trustee Deferred Compensation Plan—The Trust has a Deferred Compensation Plan (the “Deferred Plan”) for Trustees under which the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The fees otherwise payable to the participating Trustees are deemed invested in shares of eligible Funds of the Trust and the VanEck Funds (another registered investment company managed by the Adviser) as directed by the Trustees.

The expense for the Deferred Plan is included in “Trustees’ fees and expenses” in the Statement of Operations. The liability for the Deferred Plan is shown as “Deferred Trustee fees” in the Statement of Assets and Liabilities.

Note 9—Bank Line of Credit—The Trust participates with VanEck Funds (collectively the “VE/VIP Funds”) in a $30 million committed credit facility (the “Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Fund and other temporary or emergency purposes. The participating VE/VIP Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the VE/VIP Funds at rates based on prevailing market rates in effect at the time of borrowings. During the period ended June 30, 2016, the Fund had no borrowings under the Facility.

Note 10—Subsequent Event Review—The Fund has evaluated subsequent events and transactions for potential recognition or disclosure through the date the financial statements were issued.

26

VANECK VIP TRUST

APPROVAL OF ADVISORY AGREEMENT

June 30, 2016 (unaudited)

VANECK VIP GLOBAL HARD ASSETS FUND
(the “Fund”)

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that an investment advisory agreement between a fund and its investment adviser may be entered into only if it is approved, and may continue in effect from year to year after an initial two-year period only if its continuance is approved, at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval. On June 23, 2016, the Board of Trustees (the “Board”) of VanEck VIP Trust (the “Trust”), which is comprised exclusively of Independent Trustees, voted to approve the continuation of the existing advisory agreement (the “Advisory Agreement”) between the Fund and its investment adviser, Van Eck Associates Corporation (together with its affiliated companies, the “Adviser”). Information regarding the material factors considered and related conclusions reached by the Board in approving the continuation of the Advisory Agreement is set forth below.

In considering the continuation of the Advisory Agreement, the Board reviewed and considered information that had been provided by the Adviser throughout the year at meetings of the Board and its committees, including information requested by the Board and furnished by the Adviser for meetings of the Board held on June 2, 2016 and June 22 and 23, 2016 specifically for the purpose of considering the continuation of the Advisory Agreement. The written and oral reports provided to the Board included, among other things, the following:

■	Information about the overall organization of the Adviser and the Adviser’s short-term and long-term business plans with respect to its mutual fund operations and other lines of business;

■	The consolidated financial statements of the Adviser for the past two fiscal years;

■	A copy of the Advisory Agreement and descriptions of the services provided by the Adviser thereunder;

■	Information regarding the qualifications, education and experience of the investment professionals responsible for portfolio management, investment research and trading activities for the

27

VANECK VIP TRUST

APPROVAL OF ADVISORY AGREEMENT

June 30, 2016 (unaudited) (continued)

Fund, the structure of their compensation and the resources available to support these activities;

■	A report prepared by an independent consultant comparing the Fund’s investment performance (including, where relevant, total returns, standard deviations, Sharpe ratios, information ratios, beta and alpha) with respect to a representative class of shares of the Fund for the one-, three-, five- and ten-year periods ended March 31, 2016 with those of (i) a universe of mutual funds selected by the independent consultant with similar portfolio holding characteristics, share class attributes and other operational characteristics as the Fund (the “Category”), (ii) a subgroup of funds selected from the Category by the independent consultant further limited to approximate more closely the Fund’s investment style, expense structure and asset size (the “Peer Group”), (iii) an appropriate benchmark index and (iv) an additional benchmark index that includes relevant exposures not otherwise reflected in the benchmark index (the “Additional Index”);

■	A report prepared by an independent consultant comparing the advisory fees and other expenses of a representative class of shares of the Fund during its fiscal year ended December 31, 2015 with a similar share class of each fund in the (i) Category and (ii) Peer Group;

■	An analysis of the profitability of the Adviser with respect to its services for the Fund and the VanEck complex of mutual funds as a whole (the “VanEck Complex”);

■	Information regarding other investment products and services offered by the Adviser involving investment objectives and strategies similar to the Fund (“Comparable Products”), including the fees charged by the Adviser for managing the Comparable Products, a description of material differences and similarities in the services provided by the Adviser for the Fund and the Comparable Products, the sizes of the Comparable Products and the identity of the individuals responsible for managing the Comparable Products;

■	Information concerning the Adviser’s compliance program, the resources devoted to compliance efforts undertaken by the Adviser on behalf of the Fund, and reports regarding a variety of compliance-related issues;

■	Information with respect to the Adviser’s brokerage practices, including the Adviser’s processes for monitoring best execution of

28

portfolio transactions and the benefits received by the Adviser from research acquired with soft dollars;

■	Information regarding the procedures used by the Adviser in monitoring the valuation of portfolio securities, including the methodologies used in making fair value determinations, and the Adviser’s due diligence process for recommending the selection of pricing vendors and monitoring the quality of the inputs provided by such vendors;

■	Information regarding how the Adviser safeguards the confidentiality and integrity of its data and files (both physical and electronic), as well as of any communications with third parties containing Fund and shareholder information, including reports regarding the Adviser’s cybersecurity framework and its implementation, the identification and monitoring of cybersecurity risks (including the risks that arise out of arrangements with third party service providers), the Adviser’s cybersecurity response policy which is being finalized and will document the Adviser’s processes for the suitable escalation, remediation and communication of a cybersecurity event and other initiatives of the Adviser to mitigate cybersecurity risks;

■	Information regarding the Adviser’s policies and practices with respect to personal investing by the Adviser and its employees, including reports regarding the administration of the Adviser’s code of ethics and the Adviser’s policy with respect to investments in the Fund by the Adviser’s investment personnel;

■	Descriptions of the processes that the Adviser uses to evaluate and monitor the liquidity of fixed-income instruments and information regarding the actions the Adviser has taken with respect to risk management and disclosure matters relating to changing fixed income market conditions;

■	Descriptions of sub-transfer agency, omnibus account and other shareholder servicing arrangements for the Fund with intermediaries (collectively, “Servicing Arrangements”), including a description of the services provided by the intermediaries pursuant to such Servicing Arrangements and the payment terms of the Servicing Arrangements, as well as reports regarding the amounts paid pursuant to the Servicing Arrangements and the amounts paid to intermediaries with respect to the Fund by the Adviser pursuant to any revenue sharing arrangements and Servicing Arrangements (to the extent not paid by the Fund);

29

VANECK VIP TRUST

APPROVAL OF ADVISORY AGREEMENT

June 30, 2016 (unaudited) (continued)

■	Descriptions of other administrative and other non-investment management services provided by the Adviser for the Fund, including the Adviser’s activities in managing relationships with the Fund’s custodian, transfer agent and other service providers; and

■	Other information provided by the Adviser in its response to a comprehensive questionnaire prepared by independent legal counsel on behalf of the Independent Trustees.

In determining whether to approve the continuation of the Advisory Agreement, the Board considered, among other things, the following: (1) the nature, quality, extent and cost of the investment management, administrative and other non-investment management services provided by the Adviser; (2) the nature, quality and extent of the services performed by the Adviser in interfacing with, and monitoring the services performed by, third parties, such as the Fund’s custodian, transfer agent, sub-transfer agents and independent auditor, and the Adviser’s commitment and efforts to review the quality and pricing of third party service providers to the Fund with a view to reducing non-management expenses of the Fund; (3) the terms of the Advisory Agreement and the services performed thereunder; (4) the willingness of the Adviser to reduce the overall expenses of the Fund from time to time, if necessary or appropriate, by means of waiving a portion of its fees or paying expenses of the Fund; (5) the quality of the services, procedures and processes used to determine the value of the Fund’s assets and the actions taken to monitor and test the effectiveness of such services, procedures and processes; (6) the ongoing efforts of, and resources devoted by, the Adviser with respect to the development and implementation of a comprehensive compliance program; (7) the responsiveness of the Adviser to inquiries from, and examinations by, regulatory authorities, including the Securities and Exchange Commission; (8) the resources committed by the Adviser in recent periods to information technology and cybersecurity; and (9) the ability of the Adviser to attract and retain quality professional personnel to perform investment advisory and administrative services for the Fund.

The Board considered the fact that the Adviser is managing other investment products, including exchange-traded funds, hedge funds, separate accounts and UCITs, one or more of which may invest in the same financial markets and may be managed by the same investment professionals according to a similar investment objective and/or strategy as the Fund. The Board concluded that the management of

30

these products contributes to the Adviser’s financial stability and is helpful to the Adviser in attracting and retaining quality portfolio management personnel for the Fund. In addition, the Board concluded that the Adviser has established appropriate procedures to monitor conflicts of interest involving the management of the Fund and the other products and for resolving any such conflicts of interest in a fair and equitable manner.

The performance data and the advisory fee and expense ratio data described below for the Fund is based on data for a representative class of shares of the Fund. The performance data is net of expenses for periods on an annualized basis ended March 31, 2016, and the advisory fee and expense ratio data is as of the Fund’s fiscal year end of December 31, 2015.

Performance. The Board noted, based on a review of comparative annualized total returns, that the Fund had outperformed its Category and Peer Group median over the ten-year period, but had underperformed its Category and Peer median over the one-, three-and five-year periods. The Board also noted that the Fund had underperformed its benchmark index over all periods under review. The Board further noted that the Fund had outperformed its Additional Index over the ten-year period, but had underperformed its Additional Index for the one-, three-, five-year periods. The Board noted that the Fund’s performance in recent years has been adversely affected by a prevailing bear market for commodities and that the Adviser is actively evaluating various investment techniques that may be used to enhance returns in such “risk-off” market environments. The Board concluded that additional time is needed for the Adviser to complete its evaluation of these techniques and to implement appropriate actions in light of such evaluation.

Fees and Expenses. The Board noted that the advisory fee rate and the total expense ratio, net of waivers or reimbursements, for the Fund were higher than the median advisory fee rates and the median expense ratios for its Category and Peer Group. The Board also noted that the Adviser has agreed to waive fees or pay expenses of the Fund through April 2017 to the extent necessary to prevent the expense ratio of the Fund from exceeding a specified maximum amount (subject to certain exclusions). On the basis of the foregoing, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the advisory fee rate charged to the Fund is reasonable.

31

VANECK VIP TRUST

APPROVAL OF ADVISORY AGREEMENT

June 30, 2016 (unaudited) (continued)

Profitability and Economies of Scale. The Board considered the profits, if any, realized by the Adviser from managing the Fund and other mutual funds in the VanEck Complex and the methodology used to determine such profits. The Board noted that the levels of profitability reported on a fund-by-fund basis varied widely depending on such factors as the size, type of fund and operating history. The Board further noted that, in evaluating the reasonableness of the Adviser’s profits from managing any particular Fund, it would be appropriate to consider the size of the Adviser relative to other firms in the investment management industry and the impact on the Adviser’s profits of the volatility of the markets in which the Funds invest and the volatility of cash flows into and out of the Funds through various market cycles. Based on its review of the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the profits realized by the Adviser, if any, are deemed not to be excessive. In this regard, the Board also considered the extent to which the Adviser may realize economies of scale, if any, as the Fund grows and whether the Fund’s fee schedule, which includes breakpoints, reflects any economies of scale for the benefit of shareholders. The Board concluded that, with respect to the Fund, any economies of scale being realized are currently being shared by the Adviser and the Fund, and that adding or modifying existing breakpoints would not be warranted at this time for the Fund.

Conclusion. In determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to such factors, the members of the Board relied upon the advice of independent legal counsel and their own business judgment. The Board did not consider any single factor as controlling in determining whether to approve the continuation of the Advisory Agreement and each member of the Board may have placed varying emphasis on particular factors considered in reaching a conclusion. Moreover, this summary description does not necessarily identify all of the factors considered or conclusions reached by the Board. Based on its consideration of the foregoing factors and conclusions, and such other factors and conclusions as it deemed relevant, the Board (comprised exclusively of Independent Trustees) concluded that the continuation of the Advisory Agreement is in the interests of shareholders and, accordingly, the Board approved the continuation of the Advisory Agreement for an additional one-year period.

32

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the Fund’s prospectus, which includes more complete information. An investor should consider the investment objective, risks, and charges and expenses of the Fund carefully before investing. The prospectus contains this and other information about the investment company. Please read the prospectus carefully before investing.

Additional information about the VanEck VIP Trust’s (the “Trust”) Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Additional Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 800.826.2333, or by visiting vaneck.com, or on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Qs are available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 202.942.8090. The Fund’s complete schedule of portfolio holdings is also available by calling 800.826.2333 or by visiting vaneck.com.

Investment Adviser:	Van Eck Associates Corporation
Distributor:	Van Eck Securities Corporation
	666 Third Avenue, New York, NY 10017
	vaneck.com
Account Assistance:	800.544.4653	VIPGHASAR

SEMI-ANNUAL REPORT
June 30, 2016
(unaudited)

VanEck VIP Trust

VanEck VIP Long/Short Equity Index Fund

800.826.2333	vaneck.com

VANECK VIP LONG/SHORT EQUITY INDEX FUND

The information contained in this shareholder letter represents the personal opinions of the investment team members and may differ from those of other portfolio managers or of the firm as a whole. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Also, unless otherwise specifically noted, any discussion of the Fund’s holdings, the Fund’s performance, and the views of the investment team members are as of June 30, 2016.

VANECK VIP LONG/SHORT EQUITY INDEX FUND

(unaudited)

Dear Shareholder:

The Class S shares of the VanEck VIP Long/Short Equity Index Fund (the “Fund”) declined 0.03% for the six months ended June 30, 2016.

As shown in the table below, in the first half of 2016, our methodology produced returns with a lower volatility than the competing universe of funds. The Fund’s volatility was 5.38% and the competing universe had an average volatility of 9.01%. At the same time, the S&P 500® Total Return Index1 had a 13.08% volatility during the period.

Fund, Universe, or Index	Return	Volatility[2]
VIP Long/Short Equity Index Fund	(0.03)%	5.38%
MVLSNATR Index[3]	0.54%	5.23%
Morningstar Universe Average[4]	0.81%	9.01%
SPXT Index	3.84%	13.08%

The MVIS North America Long/Short Equity Index (the “Index”) uses a rules-based process and seeks to capture the performance of a group of long/short equity hedge funds that focus on North American companies (“Target Universe”). To accomplish this, each month the Index provider (MV Index Solutions5) implements a two-step process to identify the Target Universe. First, MV Index Solutions identifies an initial universe of North American focused long/short equity hedge funds. Second, MV Index Solutions eliminates outlier hedge funds, typically eliminating more of the underperforming outlier hedge funds, from the initial universe with a patented True Alpha® (True a ®) metric that scores and ranks funds based on their risk-adjusted performance over a twelve month period. MV Index Solutions defines outlier hedge funds as those funds with the True Alpha scores for that twelve month period that differ from the average score of the funds that comprise the initial universe to a statistically significant degree. Applying a regression analysis to the returns of the Target Universe, MV Index Solutions determines the long and/or short positions in exchange traded products, including exchange traded funds (ETFs) and exchange traded notes, that, in the aggregate, can best explain the performance of the Target Universe in recent prior periods and, therefore, may track the performance of the Target Universe in future periods. The exclusion of such outliers from the Index computation aims to reduce the volatility of the Index. Finally a regression analysis is used to identify the portfolio of ETFs that comprise the Index and that the Fund holds in the month following the Index computation.

1

VANECK VIP LONG/SHORT EQUITY INDEX FUND

(unaudited) (continued)

The lower volatility reflected the diversified allocation of the Fund’s assets among debt ETFs, equity ETFs, and cash during the period.

VIP LSE Average Asset Allocation Jan-Jun 2016
Equity	Debt	Cash
30%	17%	53%

The equity allocation itself was split primarily between growth and a blend of growth and value, with only a small portion allocated to pure value.

VIP LSE Average Equity Style Allocations Jan-Jun 2016
Growth	Value	Blend
54%	4%	42%

Consumer Discretionary (+29%) and Technology (+39%) were the two largest specific industry allocations with Diversified (+33%) accounting for most of the remainder. Financials (+4%), Healthcare (-4%) and Real Estate (-2%) were also represented during the period.

VIP LSE Average Equity Sector Allocations Jan-Jun 2016
	Consumer				Real
Diversified	Discretionary	Technology	Financials	Healthcare	Estate
33%	29%	39%	4%	-4%	-2%

Market Overview

In a reversal of the market’s behavior for most of 2015, stocks of energy companies and companies in energy-dependent industries produced the best returns for equity indices in the first half of 2016. Sectors that performed best in 2015 including healthcare, technology and consumer discretionary, lagged energy, materials and industrials in the first six months of 2016. Because the model selects ETFs with positive momentum and low volatility, the Index and thus the Fund have had little exposure to the highly volatile energy, materials, and industrial sectors since mid-2015. The Fund’s low allocation to pure value ETFs, to which energy-related sectors belong, shows this. While this limited losses in 2015, it has limited gains in 2016. Overall, however, it has protected capital better than a majority of similar funds throughout a volatile period.

Outlook

As energy prices have recovered in the first half of 2016, the dichotomy of returns between equity sectors sensitive to energy prices and those not especially responsive to them has diminished, reducing the total volatility of U.S. equity markets. If this trend toward lower equity market volatility

2

continues, the model may increase its total equity allocation. If volatility rises, however, the model will probably continue to produce conservative allocations of assets to protect capital as it has done since mid-2015.

The Fund is subject to market risk, including possible loss of principal. Because the Fund is a “fund-of funds,” an investor will indirectly bear the principal risks of the exchange-traded products in which it invests, including but not limited to, risks associated with smaller companies, foreign securities, emerging markets, debt securities, commodities, and derivatives. With respect to derivatives, the use of leverage may magnify losses. The Fund will bear its share of the fees and expenses of the exchange traded products. Consequently, an investment in the Fund entails more direct and indirect expenses than a direct investment in an exchange-traded product. Because the Fund invests in exchange-traded products, it is subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of an exchange-traded product’s shares may be higher or lower than the value of its underlying assets, there may be a lack of liquidity in the shares of the exchange-traded product, or trading may be halted by the exchange on which they trade. Debt securities may be subject to credit risk and interest rate risk. Investments in debt securities typically decrease in value when interest rates rise. The Fund may actively engage in short selling, which entails special risks. If the Fund makes short sales in securities that increase in value, the Fund will lose value. Because the Fund seeks to track an index, it is subject to tracking error risk. In addition, the Fund may experience a high portfolio turnover rate. Please see the prospectus for information on these and other risk considerations.

We look forward to your participation in the VanEck VIP Long/Short Equity Index Fund and to helping you meet your investment needs in the future.

Marc S. Freed Portfolio Manager	David Schassler Deputy Portfolio Manager

July 25, 2016
3

VANECK VIP LONG/SHORT EQUITY INDEX FUND

(unaudited) (continued)

Represents the opinions of the investment adviser. Past performance is no guarantee of future results. Not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue.

The performance quoted represents past performance. Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted. Performance information reflects temporary waivers of expenses and/or fees and does not include insurance/annuity fees and expenses. Investment returns would have been reduced had these fees/expenses been included. Investment return and the value of the shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. Index returns assume that dividends of the Index constituents in the Index have been reinvested. Performance information current to the most recent month end is available by calling 800.826.2333.

The Fund is only available to life insurance and annuity companies to fund their variable annuity and variable life insurance products. These contracts offer life insurance and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company charges, fees and expenses for these benefits are not reflected in this report or in the Fund’s performance, since they are not direct expenses of the Fund. Had these fees been included, returns would have been lower. For insurance products, performance figures do not reflect the cost for insurance and if they did, the performance shown would be significantly lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made. Results reflect past performance and do not guarantee future results.

[1]	The return of the S&P 500 including dividends as recorded under the Bloomberg ticker SPX Index. S&P 500® Total Return Index (SPXT), consisting of 500 widely held common stocks covering industrial, utility, financial, and transportation sectors, is an unmanaged, capitalization-weighted index whose performance figures assume reinvestment of capital gains, dividends, but do not include any fees or expenses. It is not possible to invest directly in an index.

[2]	Annualized standard deviations of daily returns.

[3]	MVISTM North America Long/Short Equity Index (MVLSNATR), the Fund’s benchmark index, is constructed using a rules-based process and seeks to capture the performance of a group of long/short equity hedge funds that focus on North American companies. This is done by identifying an initial universe of North American focused long/short equity hedge funds, and then eliminating outlier hedge funds, typically eliminating more of the underperforming outlier hedge funds, from the initial universe with a patented True Alpha® (True α®) metric that scores and ranks funds based on their risk-adjusted performance over a twelve month period.

[4]	Funds identified in Morningstar’s Long/Short Equity classification as “A” shares.

[5]	MV Index Solutions GmbH (MVIS), a wholly owned subsidiary of Van Eck Associates Corporation (the “Advisor”), develops monitors and markets the MVIS Indices, a focused selection of pure-play and investable indices.
4

VANECK VIP LONG/SHORT EQUITY INDEX FUND

EXPLANATION OF EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including program fees on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2016 to June 30, 2016.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as fees on purchase payments. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

5

VANECK VIP LONG/SHORT EQUITY INDEX FUND

EXPLANATION OF EXPENSES

(unaudited) (continued)

			Expenses Paid
	Beginning	Ending	During the Period*
	Account Value	Account Value	January 1, 2016 -
	January 1, 2016	June 30, 2016	June 30, 2016
VanEck VIP Long/Short Equity Index Fund
Actual	$1,000.00	$ 999.70	$5.42
Hypothetical**	$1,000.00	$1,019.44	$5.47

*	Expenses are equal to the Fund’s annualized expense ratio (for the six months ended June 30, 2016), of 0.95% multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year divided by the number of the days in the fiscal year (to reflect the one-half year period).

**	Assumes annual return of 5% before expenses
6

VANECK VIP LONG/SHORT EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS

June 30, 2016 (unaudited)

Number of Shares		Value

EXCHANGE TRADED FUNDS: 34.9%
1,735	iShares S&P 500 Growth ETF (a)	$202,266
1,748	iShares U.S. Home Construction ETF	48,332
2,253	SPDR S&P Homebuilders ETF	75,566
1,516	Vanguard Information Technology ETF	162,349
Total Exchange Traded Funds (Cost: $486,471)		488,513

Principal Amount
SHORT-TERM INVESTMENTS: 60.3%

Government Obligation: 42.9% (Cost: $599,895)
$600,000	United States Treasury Bill 0.19%, 08/04/16	599,895
Number of Shares		Value

Money Market Fund: 17.4% (Cost: $243,991)
243,991	AIM Treasury Portfolio — Institutional Class	$243,991
Total Short-term Investments (Cost: $843,886)		843,886
Total Investments: 95.2% (Cost: $1,330,357)		1,332,399
Other assets less liabilities: 4.8%		66,548
NET ASSETS: 100.0%		$1,398,947
SECURITIES SOLD SHORT: (12.3)%
EXCHANGE TRADED FUND: (12.3)% (Proceeds: $(171,520))
(1,347)	iShares 3-7 Year Treasury Bond ETF	(171,540)
Total Securities Sold Short (Proceeds: $(171,520))		$(171,540)

(a)	All or a portion of this security is segregated for securities sold short. Total value of the securities segregated, including cash on deposit with broker, is $252,784.

Summary of Investments by Sector (unaudited)	% of Investments	Value
Exchange Traded Funds	36.7%	$488,513
Government	45.0	599,895
Money Market Fund	18.3	243,991
	100.0%	$1,332,399

The summary of inputs used to value the Fund’s investments as of June 30, 2016 is as follows:

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Value
Long positions
Exchange Traded Funds	$488,513	$—	$—	$488,513
Short-term Investments
Government Obligation	—	599,895	—	599,895
Money Market Fund	243,991	—	—	243,991
Total	$732,504	$599,895	$—	$1,332,399
Short positions
Exchange Traded Fund	$(171,540)	$—	$—	$(171,540)

There were no transfers between levels during the period ended June 30, 2016.

See Notes to Financial Statements

7

VANECK VIP LONG/SHORT EQUITY INDEX FUND

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2016 (unaudited)

Assets:
Investments, at value (Cost $1,330,357)	$1,332,399
Deposits with broker for securities sold short	95,401
Receivables:
Investments sold	493,812
Shares of beneficial interest sold	999
Due from Adviser	4,651
Dividends	262
Total assets	1,927,524
Liabilities:
Securities sold short (Proceeds $171,520)	171,540
Payables:
Investments purchased	325,493
Due to Distributor	287
Deferred Trustee fees	525
Accrued expenses	30,732
Total liabilities	528,577
NET ASSETS	$1,398,947
Shares of beneficial interest outstanding	58,078
Net asset value, redemption and offering price per share	$24.09
Net Assets consist of:
Aggregate paid in capital	$1,450,011
Net unrealized appreciation	2,021
Accumulated net investment loss	(549)
Accumulated net realized loss	(52,536)
$1,398,947

See Notes to Financial Statements

8

VANECK VIP LONG/SHORT EQUITY INDEX FUND

STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2016 (unaudited)

Income:
Dividends		$6,976
Expenses:
Management fees	$4,316
Distribution fees	1,660
Transfer agent fees	6,613
Custodian fees	618
Professional fees	13,546
Reports to shareholders	10,736
Insurance	37
Trustees’ fees and expenses	222
Dividends on securities sold short	952
Other	115
Total expenses	38,815
Waiver of management fees	(4,316)
Expenses assumed by the Adviser	(27,234)
Net expenses		7,265
Net investment loss		(289)
Net realized gain (loss) on:
Investments		21,252
Securities sold short		(16,651)
Net realized gain		4,601
Net change in unrealized appreciation (depreciation) on:
Investments		(4,110)
Securities sold short		(13)
Net change in unrealized appreciation (depreciation)		(4,123)
Net Increase in Net Assets Resulting from Operations		$189

See Notes to Financial Statements

9

VANECK VIP LONG/SHORT EQUITY INDEX FUND

STATEMENT OF CHANGES IN NET ASSETS

	Six Months	Year Ended
	Ended	December 31,
	June 30, 2016	2015
	(unaudited)
Operations:
Net investment income (loss)	$(289)	$1,747
Net realized gain (loss)	4,601	(55,317)
Net change in unrealized appreciation (depreciation)	(4,123)	14,593
Net increase (decrease) in net assets resulting from operations	189	(38,977)
Dividends and Distributions to shareholders from:
Net investment income	(2,686)	(2,219)
Net realized capital gains	—	(19,388)
Total dividends and distributions	(2,686)	(21,607)
Share transactions*:
Proceeds from sale of shares	1,138,786	305,328
Reinvestment of dividends and distributions	2,686	21,607
Cost of shares redeemed	(1,011,427)	(23,683)
Net increase in net assets resulting from share transactions	130,045	303,252
Total increase in net assets	127,548	242,668
Net Assets:
Beginning of period	1,271,399	1,028,731
End of period (including undistributed (accumulated) net investment income (loss) of ($549) and $2,426, respectively)	$1,398,947	$1,271,399
* Shares of beneficial interest issued, reinvested and redeemed (unlimited number of $.001 par value shares authorized):
Shares sold	47,640	12,312
Shares reinvested	113	887
Shares redeemed	(42,320)	(975)
Net increase	5,433	12,224

See Notes to Financial Statements

10

VANECK VIP LONG/SHORT EQUITY INDEX FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

				For the Period
				September 17,
	For the Six		Year Ended	2014 (a) through
	Months Ended		December 31,	December 31,
	June 30, 2016		2015	2014
	(unaudited)
Net asset value, beginning of period	$24.15		$25.45	$25.15
Income from investment operations:
Net investment income (loss)	—	(f)	0.03	0.05
Net realized and unrealized gain (loss) on investments	(0.01)		(0.82)	0.25
Total from investment operations	(0.01)		(0.79)	0.30
Less dividends and distributions from:
Net investment income	(0.05)		(0.05)	—
Net realized capital gains	—		(0.46)	—
Total dividends and distributions	(0.05)		(0.51)	—
Net asset value, end of period	$24.09		$24.15	$25.45
Total return (b)	(0.03	)%(c)	(3.10)%	1.19	%(c)
Ratios/Supplemental Data
Net assets, end of period (000’s)	$1,399		$1,271	$1,029
Ratio of gross expenses to average net assets (e)	5.84	%(d)	8.12%	21.70	%(d)
Ratio of net expenses to average net assets (e)	1.09	%(d)	1.06%	1.53	%(d)
Ratio of net expenses, excluding dividends on securities sold short, to average net assets (e)	0.95	%(d)	0.95%	0.95	%(d)
Ratio of net investment income (loss) to average net assets (e)	(0.04	)%(d)	0.15%	0.73	%(d)
Portfolio turnover rate	268	%(c)	454%	276	%(c)
(a)	Commencement of operations
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distribution payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Not annualized
(d)	Annualized
(e)	The ratios presented do not reflect the Fund’s proportionate share of income and expenses from the Fund’s investments in underlying Funds.
(f)	Amount represents less than $0.005 per share

See Notes to Financial Statements

11

VANECK VIP LONG/SHORT EQUITY INDEX FUND

NOTES TO FINANCIAL STATEMENTS

June 30, 2016 (unaudited)

Note 1—Fund Organization—VanEck VIP Trust (formerly Van Eck VIP Trust) (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was organized as a Massachusetts business trust on January 7, 1987. The VanEck VIP Long/Short Equity Index Fund (the “Fund”) is a diversified series of the Trust and was created to provide investors with the opportunity to purchase a security representing a proportionate undivided interest in a portfolio or securities, consisting of substantially all of the same weighting in the MVIS North America Long/Short Equity Index, which is published by MV Index Solutions GmbH, a wholly-owned subsidiary of Van Eck Associates Corporation (the “Adviser”). The Fund currently offers a single class of shares: Class S Shares.

Note 2—Significant Accounting Policies—The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The Fund is an investment company and is following accounting and reporting requirements of Accounting Standards Codification (“ASC”) 946 Financial Services – Investment Companies.

The following is a summary of significant accounting policies followed by the Fund.

A.	Security Valuation—The Fund values its investments in securities and other assets and liabilities carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Exchange traded funds as well as closed-end publicly listed fund investments are valued at their official market closing price and are categorized as Level 1 in the fair value hierarchy (as described below). Money market fund investments are valued at net asset value and are classified as Level 1 in the fair value hierarchy. Securities traded on national exchanges or traded on the NASDAQ National Market System are valued at the last sales price as reported at the close of each business day. Securities traded on the NASDAQ Stock Market are valued at the NASDAQ official closing price. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. To the extent these securities are actively traded they are categorized as Level 1 in the fair value hierarchy. Short-term obligations with more than sixty days remaining to maturity are valued at market value. Short-term obligations
12

with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates market value. Securities for which quotations are not readily available are stated at fair value as determined by the Pricing Committee of the Adviser. The Pricing Committee provides oversight of the Fund’s valuation policies and procedures, which are approved by the Fund’s Board of Trustees. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and other market sources to determine fair value. The Pricing Committee convenes regularly to review the fair value of financial instruments for which market prices are not readily available. The Pricing Committee employs various methods for calibrating the valuation approaches utilized to determine fair value, including a regular review of key inputs and assumptions, transactional back-testing and disposition analysis.

Certain factors such as economic conditions, political events, market trends, the nature of and duration of any restrictions on disposition, trading in similar securities of the issuer or comparable issuers and other security specific information are used to determine the fair value for these securities. Depending on the relative significance of valuation inputs, these securities may be classified either as Level 2 or Level 3 in the fair value hierarchy. The price which the Fund may realize upon sale of an investment may differ materially from the value presented in the Schedule of Investments.

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis which includes a hierarchy that prioritizes inputs to valuation methods used to measure fair value. The fair value hierarchy gives highest priority to unadjusted quoted prices in active markets for identical assets and liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The transfers between levels of the fair value hierarchy assume the financial instruments were transferred at the beginning of the reporting period. The three levels of the fair value hierarchy are described below:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).
13

VANECK VIP LONG/SHORT EQUITY INDEX FUND

NOTES TO FINANCIAL STATEMENTS

(unaudited) (continued)

A summary of the inputs, the levels used to value the Fund’s investments, and transfers between levels are located in the Schedule of Investments. Additionally, tables that reconcile the valuation of the Fund’s Level 3 investments and that present additional information about valuation methodologies and unobservable inputs, if applicable, are located in the Schedule of Investments.

B.	Federal Income Taxes—It is the Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C.	Dividends and Distributions to Shareholders—Dividends to shareholders from net investment income and distributions from net realized capital gains, if any, are declared and paid annually. Income dividends and capital gain distributions are determined in accordance with U.S. income tax regulations, which may differ from such amounts determined in accordance with GAAP.

D.	Securities Sold Short—A short sale occurs when a Fund sells a security, which it does not own, by borrowing it from a broker. Proceeds from securities sold short are reported as liabilities on the Statement of Assets and Liabilities and are marked to market daily in accordance with the fair value methodology described in Note 2A. Gains and losses are classified as realized when short positions are closed. In the event that the value of the security that the Fund sold short declines, the Fund will gain as it repurchases the security in the market at the lower price. If the price of the security increases, the Fund will suffer a loss, as it will have to repurchase the security at the higher price. Short sales may incur higher transaction costs than regular securities transactions. Dividends and interest on short sales are recorded as an expense by the Fund on the ex-dividend date or interest payment date, respectively. Cash as collected is deposited in a segregated account with brokers, maintained by the Fund, for its open short sales. Until the Fund replaces the borrowed security, the Fund maintains securities or permissible liquid assets in a segregated account with a broker or custodian sufficient to cover its short positions. Securities sold short at June 30, 2016 are reflected in the Schedule of Investments.

E.	Restricted Securities—The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable
14

price may be difficult. Information regarding restricted securities, if any, is included at the end of the Fund’s Schedule of Investments.

F.	Use of Derivative Instruments—The Fund may make investments in derivative instruments, including, but not limited to, options, futures, swaps and other derivatives relating to foreign currency transactions. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over the counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments or commodities at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivatives instruments also involves the risk of loss if the investment adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument. The Fund held no derivative instruments during the period ended June 30, 2016.

G.	Other—Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premiums and discounts, is accrued as earned. Realized gains and losses are calculated on the identified cost basis.

In the normal course of business, the Fund enters into contracts that contain a variety of general indemnifications. The Fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Adviser believes the risk of loss under these arrangements to be remote.

Note 3—Investment Management and Other Agreements—The Adviser is the investment adviser to the Fund. The Adviser receives a management fee, calculated daily and payable monthly based on annual rate of 0.65% of the Fund’s average daily net assets. The Adviser has agreed, at least until May 1, 2017, to waive management fees and/or pay Fund expenses (excluding acquired fund fees and expenses, interest expense, trading expenses, dividends and interest payments on securities sold short, taxes and extraordinary expenses) from exceeding 0.95% of the Fund’s average daily net

15

VANECK VIP LONG/SHORT EQUITY INDEX FUND

NOTES TO FINANCIAL STATEMENTS

(unaudited) (continued)

assets. For the period ended June 30, 2016, the Adviser waived management fees in the amount of $4,316 and assumed other expenses of $27,234. Certain officers and trustees of the Trust are officers, directors or stockholders of the Adviser and Van Eck Securities Corporation (the “Distributor”).

Note 4—12b-1 Plan of Distribution—The Trust and the Distributor are parties to a distribution agreement dated May 1, 2006. The Fund has adopted a Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the 1940 Act. Pursuant to the Plan, the Fund is authorized to incur distribution expenses which will principally be payments to securities dealers who have sold shares and serviced shareholder accounts and payments to the Distributor for reimbursement of other actual promotion and distribution expenses incurred by the Distributor on behalf of the Fund. The amount paid in any one year is 0.25% of average daily net assets.

Note 5—Investments—For the period ended June 30, 2016, the cost of purchases and proceeds from sales of investments, excluding U.S. government securities and short-term obligations, aggregated to $1,291,745 and $1,829,140, respectively. Proceeds of short sales and the cost of purchases of short sale covers aggregated to $819,528 and $692,238, respectively.

Note 6—Income Taxes—For Federal income tax purposes, the identified cost of investments owned at June 30, 2016 was $1,332,141 and net unrealized appreciation aggregated to $258 of which $3,552 related to appreciated securities and $3,294 related to depreciated securities.

The tax character of dividends and distributions paid to shareholders for the year ended December 31, 2015 was as follows:

Ordinary income*	$21,607

* Includes short-term capital gains

The tax character of current year distributions will be determined at the end of the current fiscal year.

At December 31, 2015, the Fund had capital loss carryforwards available to offset future capital gains as follows:

Post-Effective No Expiration
Short-Term Capital Losses
$55,353

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by applicable tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on return filings for all open

16

tax years. Therefore, no provision for income tax is required in the Fund’s financial statements.

The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense on the Statement of Operations. During the period ended June 30, 2016, the Fund did not incur any interest or penalties.

Note 7—Concentration of Risk—The Fund may concentrate its investments in exchange traded products that invest directly in, or have exposure to, equity and debt securities, as well as other asset categories such as commodities and derivative instruments. Such investments may subject the exchange traded product to greater volatility than investments in traditional securities. The Fund may indirectly own foreign securities. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, less reliable information about issuers, different securities transaction clearance and settlement practices, and future adverse political and economic developments. These risks are heightened for investments in emerging market countries. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of comparable U.S. issuers.

The United Kingdom recently decided to leave the European Union (“EU”), creating economic and political uncertainty in its wake. Significant uncertainty exists regarding the timing of the United Kingdom’s withdrawal from the EU and the effects such withdrawal will have on the Euro, European economies and the global markets. This may further impact the value of the Euro and the British pound sterling, and has caused volatility and uncertainty in European and global markets.

At June 30, 2016, the Adviser owns approximately 70% of the Fund’s outstanding shares of beneficial interest. The aggregate shareholder accounts owned by one insurance company is approximately 28% of the Fund’s outstanding shares of beneficial interest.

Note 8—Trustee Deferred Compensation Plan—The Trust has a Deferred Compensation Plan (the “Deferred Plan”) for Trustees under which the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The fees otherwise payable to the participating Trustees are deemed invested in shares of eligible Funds of the Trust and the VanEck Funds (another registered investment company managed by the Adviser) as directed by the Trustees.

17

VANECK VIP LONG/SHORT EQUITY INDEX FUND

NOTES TO FINANCIAL STATEMENTS

(unaudited) (continued)

The expense for the Deferred Plan is included in “Trustees’ fees and expenses” in the Statement of Operations. The liability for the Deferred Plan is shown as “Deferred Trustee fees” in the Statement of Assets and Liabilities.

Note 9—Bank Line of Credit—The Trust participates with VanEck Funds (collectively the “VE/VIP Funds”) in a $30 million committed credit facility (the “Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Fund and other temporary or emergency purposes. The participating VE/VIP Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the VE/VIP Funds at rates based on prevailing market rates in effect at the time of borrowings. During the period ended June 30, 2016, the Fund had no borrowings under the Facility.

Note 10—Subsequent Event Review—The Fund has evaluated subsequent events and transactions for potential recognition or disclosure through the date the financial statements were issued.

18

VANECK VIP TRUST

APPROVAL OF ADVISORY AGREEMENT

June 30, 2016 (unaudited)

VANECK VIP LONG/SHORT EQUITY INDEX FUND
(the “Fund”)

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that an investment advisory agreement between a fund and its investment adviser may be entered into only if it is approved, and may continue in effect from year to year after an initial two-year period only if its continuance is approved, at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval. On June 23, 2016, the Board of Trustees (the “Board”) of VanEck VIP Trust (the “Trust”), which is comprised exclusively of Independent Trustees, voted to approve the continuation of the existing advisory agreement (the “Advisory Agreement”) between the Fund and its investment adviser, Van Eck Associates Corporation (together with its affiliated companies, the “Adviser”). Information regarding the material factors considered and related conclusions reached by the Board in approving the continuation of the Advisory Agreement is set forth below.

In considering the continuation of the Advisory Agreement, the Board reviewed and considered information that had been provided by the Adviser throughout the year at meetings of the Board and its committees, including information requested by the Board and furnished by the Adviser for meetings of the Board held on June 2, 2016 and June 22 and 23, 2016 specifically for the purpose of considering the continuation of the Advisory Agreement. The written and oral reports provided to the Board included, among other things, the following:

■	Information about the overall organization of the Adviser and the Adviser’s short-term and long-term business plans with respect to its mutual fund operations and other lines of business;

■	The consolidated financial statements of the Adviser for the past two fiscal years;

■	A copy of the Advisory Agreement and descriptions of the services provided by the Adviser thereunder;

■	Information regarding the qualifications, education and experience of the investment professionals responsible for portfolio management, investment research and trading activities for the
19

VANECK VIP TRUST

APPROVAL OF ADVISORY AGREEMENT

June 30, 2016 (unaudited) (continued)

Fund, the structure of their compensation and the resources available to support these activities;

■	A report prepared by an independent consultant comparing the Fund’s investment performance (including, where relevant, total returns, standard deviations, Sharpe ratios, information ratios, beta and alpha) with respect to a representative class of shares of the Fund for the one-, three-, five- and ten-year periods ended March 31, 2016 with those of (i) a universe of mutual funds selected by the independent consultant with similar portfolio holding characteristics, share class attributes and other operational characteristics as the Fund (the “Category”), (ii) a subgroup of funds selected from the Category by the independent consultant further limited to approximate more closely the Fund’s investment style, expense structure and asset size (the “Peer Group”) and (iii) an appropriate benchmark index;

■	A report prepared by an independent consultant comparing the advisory fees and other expenses of a representative class of shares of the Fund during its fiscal year ended December 31, 2015 with a similar share class of each fund in the (i) Category and (ii) Peer Group;

■	An analysis of the profitability of the Adviser with respect to its services for the Fund and the VanEck complex of mutual funds as a whole (the “VanEck Complex”);

■	Information regarding other investment products and services offered by the Adviser involving investment objectives and strategies similar to the Fund (“Comparable Products”), including the fees charged by the Adviser for managing the Comparable Products, a description of material differences and similarities in the services provided by the Adviser for the Fund and the Comparable Products, the sizes of the Comparable Products and the identity of the individuals responsible for managing the Comparable Products;

■	Information concerning the Adviser’s compliance program, the resources devoted to compliance efforts undertaken by the Adviser on behalf of the Fund, and reports regarding a variety of compliance-related issues;

■	Information with respect to the Adviser’s brokerage practices, including the Adviser’s processes for monitoring best execution of portfolio transactions and the benefits received by the Adviser from research acquired with soft dollars;

20

■	Information regarding the procedures used by the Adviser in monitoring the valuation of portfolio securities, including the methodologies used in making fair value determinations, and the Adviser’s due diligence process for recommending the selection of pricing vendors and monitoring the quality of the inputs provided by such vendors;

■	Information regarding how the Adviser safeguards the confidentiality and integrity of its data and files (both physical and electronic), as well as of any communications with third parties containing Fund and shareholder information, including reports regarding the Adviser’s cybersecurity framework and its implementation, the identification and monitoring of cybersecurity risks (including the risks that arise out of arrangements with third party service providers), the Adviser’s cybersecurity response policy which is being finalized and will document the Adviser’s processes for the suitable escalation, remediation and communication of a cybersecurity event and other initiatives of the Adviser to mitigate cybersecurity risks;

■	Information regarding the Adviser’s policies and practices with respect to personal investing by the Adviser and its employees, including reports regarding the administration of the Adviser’s code of ethics and the Adviser’s policy with respect to investments in the Fund by the Adviser’s investment personnel;

■	Descriptions of the processes that the Adviser uses to evaluate and monitor the liquidity of fixed-income instruments and information regarding the actions the Adviser has taken with respect to risk management and disclosure matters relating to changing fixed income market conditions;

■	Descriptions of sub-transfer agency, omnibus account and other shareholder servicing arrangements for the Fund with intermediaries (collectively, “Servicing Arrangements”), including a description of the services provided by the intermediaries pursuant to such Servicing Arrangements and the payment terms of the Servicing Arrangements, as well as reports regarding the amounts paid pursuant to the Servicing Arrangements and the amounts paid to intermediaries with respect to the Fund by the Adviser pursuant to any revenue sharing arrangements and Servicing Arrangements (to the extent not paid by the Fund);

21

VANECK VIP TRUST

APPROVAL OF ADVISORY AGREEMENT

June 30, 2016 (unaudited) (continued)

■	Descriptions of other administrative and other non-investment management services provided by the Adviser for the Fund, including the Adviser’s activities in managing relationships with the Fund’s custodian, transfer agent and other service providers; and

■	Other information provided by the Adviser in its response to a comprehensive questionnaire prepared by independent legal counsel on behalf of the Independent Trustees.

In determining whether to approve the continuation of the Advisory Agreement, the Board considered, among other things, the following: (1) the nature, quality, extent and cost of the investment management, administrative and other non-investment management services provided by the Adviser; (2) the nature, quality and extent of the services performed by the Adviser in interfacing with, and monitoring the services performed by, third parties, such as the Fund’s custodian, transfer agent, sub-transfer agents and independent auditor, and the Adviser’s commitment and efforts to review the quality and pricing of third party service providers to the Fund with a view to reducing non-management expenses of the Fund; (3) the terms of the Advisory Agreement and the services performed thereunder; (4) the willingness of the Adviser to reduce the overall expenses of the Fund from time to time, if necessary or appropriate, by means of waiving a portion of its fees or paying expenses of the Fund; (5) the quality of the services, procedures and processes used to determine the value of the Fund’s assets and the actions taken to monitor and test the effectiveness of such services, procedures and processes; (6) the ongoing efforts of, and resources devoted by, the Adviser with respect to the development and implementation of a comprehensive compliance program; (7) the responsiveness of the Adviser to inquiries from, and examinations by, regulatory authorities, including the Securities and Exchange Commission; (8) the resources committed by the Adviser in recent periods to information technology and cybersecurity; and (9) the ability of the Adviser to attract and retain quality professional personnel to perform investment advisory and administrative services for the Fund.

The Board considered the fact that the Adviser is managing other investment products, including exchange-traded funds, hedge funds, separate accounts and UCITs, one or more of which may invest in the same financial markets and may be managed by the same investment professionals according to a similar investment objective and/or

22

strategy as the Fund. The Board concluded that the management of these products contributes to the Adviser’s financial stability and is helpful to the Adviser in attracting and retaining quality portfolio management personnel for the Fund. In addition, the Board concluded that the Adviser has established appropriate procedures to monitor conflicts of interest involving the management of the Fund and the other products and for resolving any such conflicts of interest in a fair and equitable manner.

The performance data and the advisory fee and expense ratio data described below for the Fund is based on data for a representative class of shares of the Fund. The performance data is net of expenses for periods on an annualized basis ended March 31, 2016, and the advisory fee and expense ratio data is as of the Fund’s fiscal year end of December 31, 2015.

Performance. The Board noted that the Fund seeks to track, before fees and expenses, the performance of the MVISTM North America Long/Short Equity Index (formerly known as the Market Vectors North America Long/Short Equity Index) (the “L/S Index”) and that the Fund had underperformed the L/S Index over the one-year period. The Board also noted that the difference between the performance of the Fund and the performance of the L/S Index during the one-year period is reasonable in light of the impact of cash flows and expenses on the performance of the Fund. The Board concluded that the performance of the Fund was satisfactory.

Fees and Expenses. The Board noted that the fee rate payable for advisory services and the total expense ratio, net of waivers or reimbursements, for the Fund were lower than the median advisory fee rates and total expense ratios of the Fund’s Category and Peer Group. The Board also noted that the Adviser has agreed to waive fees or pay expenses of the Fund through April 2017 to the extent necessary to prevent the expense ratio of the Fund from exceeding a specified maximum amount (subject to certain exclusions). On the basis of the foregoing, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the advisory fee rate charged to the Fund is reasonable.

Profitability and Economies of Scale. The Board considered the profits, if any, realized by the Adviser from managing the Fund and other mutual funds in the VanEck Complex and the methodology used to determine such profits. The Board noted that the levels of

23

VANECK VIP TRUST

APPROVAL OF ADVISORY AGREEMENT

June 30, 2016 (unaudited) (continued)

profitability reported on a fund-by-fund basis varied widely depending on such factors as the size, type of fund and operating history. The Board further noted that, in evaluating the reasonableness of the Adviser’s profits from managing any particular Fund, it would be appropriate to consider the size of the Adviser relative to other firms in the investment management industry and the impact on the Adviser’s profits of the volatility of the markets in which the Funds invest and the volatility of cash flows into and out of the Funds through various market cycles. Based on its review of the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the profits realized by the Adviser, if any, are deemed not to be excessive. In this regard, the Board also considered the extent to which the Adviser may realize economies of scale, if any, as the Fund grows and whether the Fund’s fee schedule, which includes breakpoints, reflects any economies of scale for the benefit of shareholders. The Board concluded that, with respect to the Fund, any economies of scale being realized are currently being shared by the Adviser and the Fund, and that adding or modifying existing breakpoints would not be warranted at this time for the Fund.

Conclusion. In determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to such factors, the members of the Board relied upon the advice of independent legal counsel and their own business judgment. The Board did not consider any single factor as controlling in determining whether to approve the continuation of the Advisory Agreement and each member of the Board may have placed varying emphasis on particular factors considered in reaching a conclusion. Moreover, this summary description does not necessarily identify all of the factors considered or conclusions reached by the Board. Based on its consideration of the foregoing factors and conclusions, and such other factors and conclusions as it deemed relevant, the Board (comprised exclusively of Independent Trustees) concluded that the continuation of the Advisory Agreement is in the interests of shareholders and, accordingly, the Board approved the continuation of the Advisory Agreement for an additional one-year period.

24

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the Fund’s prospectus, which includes more complete information. An investor should consider the investment objective, risks, and charges and expenses of the Fund carefully before investing. The prospectus contains this and other information about the investment company. Please read the prospectus carefully before investing.

Additional information about the VanEck VIP Trust’s (the “Trust”) Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Additional Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 800.826.2333, or by visiting vaneck.com, or on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Qs are available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 202.942.8090. The Fund’s complete schedule of portfolio holdings is also available by calling 800.826.2333 or by visiting vaneck.com.

Investment Adviser:	Van Eck Associates Corporation
Distributor:	Van Eck Securities Corporation
	666 Third Avenue, New York, NY 10017
	vaneck.com
Account Assistance:	800.544.4653	VIPLSESAR

SEMI-ANNUAL REPORT
June 30, 2016
(unaudited)

VanEck VIP Trust

VanEck VIP Unconstrained Emerging Markets Bond Fund

800.826.2333	vaneck.com

The information contained in this shareholder letter represents the personal opinions of the investment team members and may differ from those of other portfolio managers or of the firm as a whole. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Also, unless otherwise specifically noted, any discussion of the Fund’s holdings, the Fund’s performance, and the views of the investment team members are as of June 30, 2016.

VANECK VIP UNCONSTRAINED

EMERGING MARKETS BOND FUND

(unaudited)

Dear Shareholder:

The Initial Class shares of the VanEck VIP Unconstrained Emerging Markets Bond Fund (the “Fund”) returned 7.08% over the six-month period ending June 30, 2016, while the Fund’s benchmark—a blended index consisting of 50% J.P. Morgan Emerging Markets Bond Index Global Diversified Index1 (EMBI) and 50% J.P. Morgan Government Bond Index-Emerging Markets Global Diversified Index2 (GBI-EM) gained 12.23% over the same period. Market performance in the first half of the year was largely driven by a rally in risky assets in both hard and local currencies.

Emerging markets in 2016 continued to be irregular as tailwinds3 battled with headwinds.4 Despite all challenges, we believe emerging markets debt remain a good source of yield for investors in a world where over $11 trillion in debt is yielding negative returns. Adding to this, emerging markets are less indebted and have higher growth potential than their developed markets counterparts.

As an unconstrained long-only fund, we seek to find the best investment opportunities across the emerging markets debt universe, including sovereigns and corporates, in hard and local currencies. We believe that this flexibility gives us a greater ability to manage risks in the emerging markets space, especially interest rates, currency, and country risks, and allows for a greater ability to find opportunities with higher yields.

Historically, the Fund has generally adhered to an internal guideline that limits maximum allocations to all emerging markets countries to 15%. To address performance issues related to country risk concentration, the portfolio management team now intends to assign a lower internal country exposure limit of 7.5% to certain countries based on investability, liquidity, economic concentration, risk of capital controls, and other variables. For example, Ecuador is second-tier because it is too illiquid and because it is at risk of capital controls, and Belarus is second-tier because it is too illiquid. For example, Ecuador is second-tier because it is too illiquid and because it is at risk of capital controls, and Belarus is second-tier because it is too illiquid.

Fund Review

To date, 2016 has been a volatile year marked by many twists and turns. Most of the emerging markets countries’ debt, denominated in both hard and local currencies, performed well in 2016. Risky assets (Brazil and Russia, for example) led the way while safer assets (Mexico and South Korea) did relatively well. Country returns in the GBI-EM Global Diversified index ranged from -2% to +48% while country returns in EMBI ranged from -17% to + 25%.

1

VANECK VIP UNCONSTRAINED

EMERGING MARKETS BOND FUND

(unaudited) (continued)

Most of our positions this year added value from an absolute basis with Brazil, Argentina, and Mexico contributing most while Venezuela and Iraq detracting most. However, the Fund’s defensive stance since the beginning of this year hurt its relative performance compared to the 50/50 blended benchmark. The Fund’s overweight positions in Mexico and South Korea were positive from an absolute basis but were a detractor from a relative performance point of view. Brazil, the Fund’s top contributor to absolute performance year to date, also detracted from relative performance. Our positions in Brazil were mostly in hard-currency denominated debt, which did not benefit from the run in the Brazilian real this year. The same goes for our Russian exposure.

Argentina remained a bright spot in the first half of 2016 as the new political environment started to bring macroeconomic benefits. Early in the year, the Mauricio Macri government successfully resolved the so-called “holdouts” situation from 2001, which helped to keep the currency remarkably stable.

In Mexico and Brazil we saw opportunities in high-quality and/or high-spread U.S. dollar paper (both corporate and sovereign) with defensive characteristics. Many of these companies also have a significant presence in the U.S. and Europe, which provides a natural hedge against U.S. dollar-denominated debt and gives creditors recourse to assets. The local debt exposure in Brazil benefitted from changes in the policy narrative—especially after the successful initialization of the impeachment process against President Rousseff—as well as the emergence (after many months of frustration) of a strong disinflation trend.

The main benefit of having South Korean exposure in the current unstable environment is that it empirically trades in an uncorrelated manner when emerging markets debt declines. The country is high-rated and its willingness to pay is, in our view, practically beyond doubt. As an extra bonus, South Korea’s current account surplus is among the highest in the world and keeps widening. Meanwhile, South Korea’s activity indicators (real GDP growth, manufacturing PMI, industrial production, and retail sales) finally started to look a bit more resilient.

Sovereign bonds in Venezuela, Iraq, and Ecuador detracted from Fund’s performance. In Venezuela, we believe the main reason for such detraction was that even though the opposition won the National Assembly elections, its main focus seems to be the dismissal of President Maduro, rather than economic issues and structural reforms, including the much-needed change in the foreign currency exchange regime. In addition, a new phase of political uncertainty and social unrest dampened

2

investors’ interest in Venezuela bonds. Finally, the continuing volatility in the price of oil also had a negative effect on performance of the bonds in all three countries. Even though we spotted these trends early on, and made the corresponding portfolio changes very early in the year, these positions had a small negative impact on our performance.

We continued to remain nimble and liquid throughout the first six months of 2016. We are aware of the resurgent global headwinds and have a reaction function. We also respect tailwinds in downturns—big and long rallies often happen when things are bad, particularly in an era of central bank experimentation. With this in mind, we like exposure to high-quality U.S. dollar-denominated risk in both sovereigns and corporates. We also like a combination of high spread/idiosyncrasy (Brazil, Argentina, Indonesia, Russia, Brazil corporates, and Peru) and low spread that should outperform if the headwinds manifest themselves (South Korea and Mexico corporates). We also tactically have local market exposure, especially when there are overreactions on the downside or when we believe monetary forbearance from the U.S. Federal Reserve (the “Fed”) could produce a serious (however temporary) boost.

During the semi-annual period, the Fund used derivatives, specifically non-deliverable and deliverable foreign exchange forwards, to hedge the currency component of fixed income holdings as well as to establish long risk positions. In particular, the Fund directly hedged the euro risk encumbered in euro-denominated bonds, particularly Argentine euro denominated bonds. The Fund also used non-deliverable forwards to take long risk positions in the Chilean peso and the Peruvian Sol by selling USD/CLP and by selling USD/PEN, respectively. The derivatives positions in the first half of 2016 had a minimal impact on the Fund’s performance especially when taking into consideration the opposing positions that the Euro derivatives were trying to hedge.

Portfolio Positioning and Outlook

Our approach to emerging markets debt is based on the fundamental view that the global headwinds are serious, binary, but perhaps not immediate, while the tailwinds appear temporary, unsustainable, albeit perhaps immediate. Policy and political uncertainty in Europe’s inconsistencies, which are magnified after the Brexit5 vote, China’s inability to dispel concerns about growth and currency, doubts about the number of policy bullets at the Fed’s (or other developed markets central banks’) disposal, the U.S. elections and policy moves by Japan’s central bank and the government to get the country out of the deflation/low

3

VANECK VIP UNCONSTRAINED

EMERGING MARKETS BOND FUND

(unaudited) (continued)

growth vicious circle, are among the most serious headwinds that markets are facing right now. Tailwinds still exist and can be felt occasionally, with powerful short-term effects—but they seem to fade and require ever more repetition. Markets still do not expect the Fed to resume rate hikes until late 2017 and are pricing in more quantitative easing, rate cuts or stimulus in Europe. What is important is that this pushes down the entire U.S. Treasury yield curve, including long-term expectations for both short rates and term premium (which are already at historic lows). Tailwinds—basically monetary forbearance—only seem to generate sharp but short-lived boosts to the risk assets we focus on (in particular to emerging markets local currency).

Our most durable portfolio view is that short-dated, high-quality U.S. dollar yields in emerging markets should decline in a world where a large portion of debt now trades at negative interest rates, so we want to have core positions in high-quality and/or high-spread dollar paper such as Brazil (Petrobras), Mexican corporates with defensive characteristics, South Korea, Argentina, Ukraine, Indonesia, and Peru.

Peru is entering the new presidential term with improved near-term fundamentals, including stronger growth recovery and lower inflation pressures. We believe the new president understands the need for reforms to improve growth sustainability and diversify away from commodities, while the existing legal and institutional frameworks should prevent the run-away fiscal expansion as authorities increase infrastructure spending. Ukraine’s economy is stabilizing, while the new government made significant progress on the structural front in order to secure the next installment from the International Monetary Fund (IMF).

The near-term tailwind of pricing out Fed hikes could boost some emerging markets foreign currencies—but not all. We view emerging markets foreign currencies more tactically and are balancing near-term tailwinds against long-term headwinds. For this reason, we are focusing our local currency debt exposure on names with the highest real rates and high nominal rates that can benefit most from a repricing of the Fed. We also prefer names with positive idiosyncratic fundamental drivers and where currencies were allowed to depreciate during the past risk-off episodes. These last describe Brazil, Russia, Indonesia, Malaysia, and Argentina (though maybe that’s weakening), and we are looking at Peru local as well.

In Brazil, the policy environment improved after the new government took office. The disinflation trend is finally taking off, while the government is lining up structural changes that would be instrumental in the fiscal

4

adjustment process (which we hope will allow the central bank to start the easing cycle in the coming months). In Russia, there are finally green shoots in the economy and tentative signs of positive changes in the structure of growth as inflation pressures are easing and the Central Bank of Russia is making cautious easing moves. The central bank’s policy response to the recent shocks was exemplary and even though there is no big “sweeping” reform program, a lot of small policy moves are taking place. In Indonesia, we also see more action in terms of policy-making as the reform momentum gains pace. Authorities also seem to be able to generate domestic growth outside of the oil complex, while keeping inflation pressures under control.

The Fund is subject to risks associated with its investments in emerging markets debt securities. Investing in foreign denominated and/or domiciled securities may involve heightened risk due to currency fluctuations, and economic and political risks, which may be enhanced in emerging markets. As the Fund may invest in securities denominated in foreign currencies and some of the income received by the Fund will be in foreign currencies, changes in currency exchange rates may negatively impact the Fund’s return. Derivatives may involve certain costs and risks such as liquidity, interest rate, market, credit, management and the risk that a position could not be closed when most advantageous. The Fund may also be subject to credit risk, interest rate risk, sovereign debt risk, tax risk, hedging risk, non-diversification risk, and risks associated with non-investment grade securities. Please see the prospectus for information on these and other risk considerations.

We appreciate your participation in the VanEck VIP Unconstrained Emerging Markets Bond Fund, and we look forward to helping you meet your investment goals in the future.

Eric Fine Portfolio Manager July 19, 2016	David Austerweil Deputy Portfolio Manager
5

VANECK VIP UNCONSTRAINED

EMERGING MARKETS BOND FUND

(unaudited) (continued)

Represents the opinions of the investment adviser. Past performance is no guarantee of future results. Not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue.

The performance quoted represents past performance. Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted. Performance information reflects temporary waivers of expenses and/or fees and does not include insurance/annuity fees and expenses. Investment returns would have been reduced had these fees/expenses been included. Investment return and the value of the shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. Index returns assume that dividends of the Index constituents in the Index have been reinvested. Performance information current to the most recent month end is available by calling 800.826.2333.

The Fund is only available to life insurance and annuity companies to fund their variable annuity and variable life insurance products. These contracts offer life insurance and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company charges, fees and expenses for these benefits are not reflected in this report or in the Fund’s performance, since they are not direct expenses of the Fund. Had these fees been included, returns would have been lower. For insurance products, performance figures do not reflect the cost for insurance and if they did, the performance shown would be significantly lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made. Results reflect past performance and do not guarantee future results.

[1]	J.P. Morgan Emerging Markets Bond Index Global Diversified Index (EMBI) tracks returns for actively traded external debt instruments in emerging markets, and is also J.P. Morgan’s most liquid U.S. dollar emerging markets debt benchmark.

[2]	J.P. Morgan Government Bond Index-Emerging Markets Global Diversified Index (GBI-EM) tracks local currency bonds issued by emerging markets governments. The index spans over 15 countries.

[3]	Tailwinds describes a condition or situation that will help move growth higher and increase growth of an economy.

[4]	Headwinds in an economic situation represent events or conditions, e.g., a credit crisis, rising costs, natural disasters, etc., that slow down the growth of an economy.

[5]	British withdrawal from the European Union
6

VANECK VIP UNCONSTRAINED

EMERGING MARKETS BOND FUND

EXPLANATION OF EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including program fees on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2016 to June 30, 2016.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as fees on purchase payments. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

7

VANECK VIP UNCONSTRAINED

EMERGING MARKETS BOND FUND

EXPLANATION OF EXPENSES

(unaudited) (continued)

			Expenses Paid
			During the Period*
	Beginning	Ending	January 1,
	Account Value	Account Value	2016 - June 30,
	January 1, 2016	June 30, 2016	2016
VanEck VIP Unconstrained Emerging Markets Bond Fund
Actual	$1,000.00	$1,070.80	$5.66
Hypothetical**	$1,000.00	$1,019.39	$5.52
*	Expenses are equal to the Fund’s annualized expense ratio (for the six months ended June 30, 2016) of 1.10%, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year divided by the number of the days in the fiscal year (to reflect the one-half year period).

**	Assumes annual return of 5% before expenses
8

VANECK VIP UNCONSTRAINED

EMERGING MARKETS BOND FUND

SCHEDULE OF INVESTMENTS

June 30, 2016 (unaudited)

Principal Amount			Value

CORPORATE BONDS: 28.1%

Argentina: 4.5%
USD	393,000	Arcor SAIC 6.00%, 07/06/20 (c) 144A	$396,930
	423,000	Banco Hipotecario SA 9.75%, 11/30/20 144A	459,907
	305,000	IRSA Propiedades Comerciales SA 8.75%, 03/23/20 (c) 144A	325,206
ARS	3,297,000	YPF SA 30.56%, 10/21/23 (f) #	195,333
			1,377,376
Cayman Islands: 2.0%
USD	568,000	Lima Metro Line 2 Finance Ltd. 5.88%, 07/05/34 Reg S	598,388
Luxembourg: 3.9%
EUR	737,000	Gazprom OAO 4.36%, 03/21/25 Reg S	876,422
USD	295,000	Minerva Luxembourg SA 7.75%, 01/31/18 (c) Reg S	304,440
			1,180,862
Mexico: 9.8%
	749,000	Coca-Cola Femsa SAB de CV 3.88%, 11/26/23	805,433
	120,000	Corp. GEO SAB de CV 9.25%, 08/01/16 (c) (d) * Reg S	78
	421,000	Gruma SAB de CV 4.88%, 09/01/24 (c) Reg S	455,733
Principal Amount			Value

Mexico: (continued)
USD	295,000	Grupo Bimbo SAB de CV 3.88%, 06/27/24 Reg S	$308,043
	304,000	JB y Compania SA de CV 3.75%, 05/13/25 Reg S	315,809
	479,000	Kimberly-Clark de Mexico SAB de CV 3.25%, 03/12/25 Reg S	486,027
	598,000	Sigma Alimentos SA de CV 4.13%, 02/02/26 (c) 144A	605,475
			2,976,598
Netherlands: 6.0%
		Petrobras Global Finance BV
	438,000	5.75%, 01/20/20	424,247
	589,000	7.88%, 03/15/19	609,615
	759,000	8.38%, 05/23/21	785,185
			1,819,047
United Kingdom: 1.4%
		AngloGold Ashanti Holdings Plc
	167,000	5.13%, 08/01/22	170,966
	82,000	5.38%, 04/15/20	85,667
	186,000	6.50%, 04/15/40	182,745
			439,378
United States: 0.5%
	139,000	CNOOC Finance 2015 USA LLC 3.50%, 05/05/25	141,077
Total Corporate Bonds
(Cost: $8,314,686)			8,532,726

See Notes to Financial Statements

9

VANECK VIP UNCONSTRAINED

EMERGING MARKETS BOND FUND

SCHEDULE OF INVESTMENTS

June 30, 2016 (unaudited) (continued)

Principal Amount			Value

FOREIGN GOVERNMENT OBLIGATIONS: 68.1%
Argentina: 9.6%
ARS	1,563,176	Argentine Republic Government International Bond 5.83%, 12/31/33	$656,034
	9,974,000	Letras del Banco Central de la Republica Argentina 26.30%, 01/04/17 ^	585,990
USD	263,000	Province of Buenos Aires 7.88%, 06/15/27 144A	271,548
	496,000	Province of Cordoba 7.13%, 06/10/21 144A	498,480
	616,000	Province of Mendoza 8.38%, 05/19/24 144A	640,640
	263,000	Province of Salta 9.13%, 07/07/24 144A	263,592
			2,916,284
Belarus: 0.1%
	40,000	Belarus International Bond 8.95%, 01/26/18 Reg S	41,780
Brazil: 7.3%
		Notas do Tesouro Nacional, Series F
BRL	3,620,000	10.00%, 01/01/25	1,012,643
	4,315,000	10.00%, 01/01/27	1,194,860
			2,207,503
China / Hong Kong: 2.9%
USD	884,000	Export-Import Bank of China 2.88%, 04/26/26 Reg S	885,653
Principal Amount			Value

Dominican Republic: 0.5%
USD	131,000	Dominican Republic International Bond 6.88%, 01/29/26 144A	$144,886
Guatamala: 0.8%
	243,000	Guatemala Government Bond 4.50%, 05/03/26 144A	247,556
Indonesia: 6.3%
	1,103,000	Indonesia Government International Bond 4.75%, 01/08/26 Reg S	1,203,782
IDR
	9,029,000,000	Indonesia Treasury Bond 8.38%, 09/15/26	724,929
			1,928,711
Israel: 2.6%
USD	755,000	Israel Government International Bond 2.88%, 03/16/26	780,007
Ivory Coast: 1.6%
	520,000	Ivory Coast Government International Bond 5.38%, 07/23/24 Reg S	490,100
Malaysia: 3.0%
MYR	3,612,000	Malaysia Government Bond 4.74%, 03/15/46	914,052
Pakistan: 1.4%
USD	404,000	Pakistan Government International Bond 7.25%, 04/15/19 Reg S	425,608

See Notes to Financial Statements

10

Principal Amount			Value

Paraguay: 3.5%
		Paraguay Government International Bond
USD	378,000	4.63%, 01/25/23 Reg S	$395,010
	625,000	5.00%, 04/15/26 144A	660,937
			1,055,947
Peru: 1.0%
	253,000	Peruvian Government International Bond 3.95%, 11/21/33	292,341
Philippines: 3.2%
		Philippine Government International Bond
PHP	200,000	7.75%, 01/14/31	311,405
USD	415,000	8.75%, 01/20/40	652,069
			963,474
Russia: 8.2%
		Russian Federal Bond
RUB	58,044,000	7.00%, 08/16/23	852,331
	65,940,000	8.15%, 02/03/27	1,036,077
	37,098,000	8.50%, 09/17/31	593,777
			2,482,185
South Africa: 2.4%
ZAR	11,818,000	South Africa Government Bond 8.75%, 02/28/48	733,457
South Korea: 7.8%
		Korea International Bond
USD	1,000,000	3.88%, 09/11/23	1,147,550
	919,000	5.63%, 11/03/25	1,210,691
			2,358,241
Ukraine: 4.4%
	1,343,000	Ukraine Government International Bond 7.75%, 09/01/19 Reg S	1,329,570
Principal Amount			Value

Vietnam: 1.5%
		Vietnam Government International Bond
USD	166,067	4.00%, 05/04/16 (c) (s)	$164,198
	265,000	6.75%, 01/29/20 Reg S	294,722
			458,920
Total Foreign Government Obligations
(Cost: $20,234,192)			20,656,275

Number of Shares
MONEY MARKET FUND: 4.7%
(Cost: $1,438,104)
	1,438,104	AIM Treasury Portfolio— Institutional Class	1,438,104
Total Investments: 100.9%
(Cost: $29,986,982)			30,627,105
Liabilities in excess of other assets: (0.9)%			(272,094)
NET ASSETS: 100.0%			$30,355,011

See Notes to Financial Statements

11

VANECK VIP UNCONSTRAINED

EMERGING MARKETS BOND FUND

SCHEDULE OF INVESTMENTS

June 30, 2016 (unaudited) (continued)

ARS	Argentine Peso
BRL	Brazilian Real
EUR	Euro
IDR	Indonesian Rupiah
MYR	Malaysian Ringgit
PHP	Philippine Peso
RUB	Russian Ruble
USD	United States Dollar
ZAR	South African Rand
(c)	Callable Security - the redemption date shown is when the security may be redeemed by the issuer
(d)	Security in default
(f)	Floating Rate Bond - coupon reflects the rate in effect at the end of the reporting period
(s)	Step Bond - coupon increases periodically based upon a predetermined schedule. The rate shown reflects the rate in effect at the end of the reporting period
*	Non-income producing
^	Zero Coupon Bond - the rate shown is the effective yield at purchase date
#	Indicates a fair valued security which has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $195,333 which represents 0.6% of net assets.
Reg S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.
144A	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the value amounted to $4,515,157, or 14.9% of net assets.

As of June 30, 2016, the Fund held the following open forward foreign currency contracts:

				Unrealized
	Contracts		Settlement	Appreciation
Counterparty	to deliver	In Exchange For	Dates	(Depreciation)
State Street Bank & Trust Company	USD 1,180,940	EUR 1,062,121	7/28/2016	$(1,268)
State Street Bank & Trust Company	EUR 1,062,121	USD 1,182,990	7/28/2016	3,318
Net unrealized appreciation on forward foreign currency contracts				$2,050

See Notes to Financial Statements

12

EUR	Euro
USD	United States Dollar

Summary of Investments	% of
by Sector (unaudited)	Investments	Value
Basic Materials	1.4%	$439,378
Consumer, Non-cyclical	12.0	3,677,890
Energy	9.9	3,031,879
Financial	2.6	785,113
Government	67.4	20,656,275
Industrial	2.0	598,466
Money Market Fund	4.7	1,438,104
	100.0%	$30,627,105

The summary of inputs used to value the Fund’s investments as of June 30, 2016 is as follows:

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Value
Corporate Bonds*	$—	$8,532,726	$—	$8,532,726
Foreign Government Obligations*	—	20,656,275	—	20,656,275
Money Market Fund	1,438,104	—	—	1,438,104
Total	$1,438,104	$29,189,001	$—	$30,627,105
Other Financial Instruments:
Forward Foreign Currency Contracts	$—	$2,050	$—	$2,050

* See Schedule of Investments for security type and geographic country breakouts

There were no transfers between levels during the period ended June 30, 2016.

See Notes to Financial Statements

13

VANECK VIP UNCONSTRAINED

EMERGING MARKETS BOND FUND

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2016 (unaudited)

Assets:
Investments, at value (Cost $29,986,982)	$30,627,105
Receivables:
Investments sold	7,180,280
Shares of beneficial interest sold	407
Dividends and interest	690,549
Prepaid expenses	94
Net unrealized appreciation on forward foreign currency contracts	2,050
Total assets	38,500,485
Liabilities:
Payables:
Investments purchased	7,429,152
Shares of beneficial interest redeemed	36,517
Due to Adviser	18,454
Due to custodian	598,662
Deferred Trustee fees	12,748
Accrued expenses	49,941
Total liabilities	8,145,474
NET ASSETS	$30,355,011
Shares of beneficial interest outstanding	3,714,370
Net asset value, redemption and offering price per share	$8.17
Net Assets consist of:
Aggregate paid in capital	$32,850,522
Net unrealized appreciation	596,851
Undistributed net investment income	660,539
Accumulated net realized loss	(3,752,901)
$30,355,011

See Notes to Financial Statements

14

VANECK VIP UNCONSTRAINED

EMERGING MARKETS BOND FUND

STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2016 (unaudited)

Income:
Dividends		$2,449
Interest (net of foreign taxes withheld of $3,390)		837,896
Total income		840,345
Expenses:
Management fees	$150,882
Transfer agent fees	10,330
Custodian fees	11,345
Professional fees	18,064
Reports to shareholders	12,841
Insurance	1,106
Trustees’ fees and expenses	1,369
Interest	15
Other	981
Total expenses	206,933
Waiver of management fees	(40,998)
Net expenses		165,935
Net investment income		674,410
Net realized gain (loss) on:
Investments (net of foreign taxes of $4,029)		1,054,826
Forward foreign currency contracts, foreign currency transactions and foreign denominated assets and liabilities		(137,466)
Net realized gain		917,360
Net change in unrealized appreciation (depreciation) on:
Investments		523,239
Forward foreign currency contracts, foreign currency transactions and foreign denominated assets and liabilities		(17,001)
Net change in unrealized appreciation (depreciation)		506,238
Net Increase in Net Assets Resulting from Operations		$2,098,008

See Notes to Financial Statements

15

VANECK VIP UNCONSTRAINED

EMERGING MARKETS BOND FUND

STATEMENT OF CHANGES IN NET ASSETS

	Six Months	Year Ended
	Ended	December 31,
	June 30, 2016	2015
	(unaudited)
Operations:
Net investment income	$674,410	$2,173,798
Net realized gain (loss)	917,360	(6,509,727)
Net change in unrealized appreciation (depreciation)	506,238	(397,688)
Net increase (decrease) in net assets resulting from operations	2,098,008	(4,733,617)
Dividends to shareholders from:
Net investment income	—	(2,211,375)
Share transactions*:
Proceeds from sale of shares	6,224,948	6,357,141
Reinvestment of dividends	—	2,211,375
Cost of shares redeemed	(7,450,582)	(9,166,533)
Net decrease in net assets resulting from share transactions	(1,225,634)	(598,017)
Total increase (decrease) in net assets	872,374	(7,543,009)
Net Assets:
Beginning of period	29,482,637	37,025,646
End of period (including undistributed (accumulated) net investment income (loss) of $660,539 and $(13,871), respectively)	$30,355,011	$29,482,637
* Shares of beneficial interest issued, reinvested and redeemed (unlimited number of $.001 par value shares authorized):
Shares sold	789,721	759,538
Shares reinvested	—	247,912
Shares redeemed	(939,782)	(1,110,550)
Net decrease	(150,061)	(103,100)

See Notes to Financial Statements

16

VANECK VIP UNCONSTRAINED

EMERGING MARKETS BOND FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	For the Six
	Months
	Ended		Initial Class Shares
	June 30,		Year Ended December 31,
	2016		2015	2014	2013	2012	2011
	(unaudited)
Net asset value, beginning of period	$7.63		$9.33	$10.60	$11.92	$11.71	$12.03
Income from investment operations:
Net investment income	0.18		0.56	0.67	0.60	0.24	0.27
Net realized and unrealized gain (loss) on investments	0.36		(1.70)	(0.49)	(1.67)	0.39	0.62
Total from investment operations	0.54		(1.14)	0.18	(1.07)	0.63	0.89
Less dividends and distributions from:
Net investment income	—		(0.56)	(0.56)	(0.25)	(0.26)	(0.96)
Net realized capital gains	—		—	(0.89)	— (b)	(0.16)	(0.25)
Total dividends and distributions	—		(0.56)	(1.45)	(0.25)	(0.42)	(1.21)
Redemption fees	—		—	—	—	— (b)	— (b)
Net asset value, end of period	$8.17		$7.63	$9.33	$10.60	$11.92	$11.71
Total return (a)	7.08	%(c)	(13.09)%	2.18%	(9.17)%	5.55%	8.14%
Ratios/Supplemental Data
Net assets, end of period (000’s)	$30,355		$29,483	$37,026	$39,857	$54,529	$43,854
Ratio of gross expenses to average net assets	1.37	%(d)	1.34%	1.20%	1.43%	1.18%	1.22%
Ratio of net expenses to average net assets	1.10	%(d)	1.10%	1.10%	1.10%	1.10%	1.10%
Ratio of net expenses, excluding interest expense, to average net assets	1.10	%(d)	1.10%	1.10%	1.10%	1.10%	1.10%
Ratio of net investment income to average net assets	4.47	%(d)	6.38%	6.34%	4.87%	2.10%	2.33%
Portfolio turnover rate	352	%(c)	572%	441%	483%	0%	23%
(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distribution payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(b)	Amount represents less than $0.005 per share
(c)	Not annualized
(d)	Annualized

See Notes to Financial Statements

17

VANECK VIP UNCONSTRAINED

EMERGING MARKETS BOND FUND

NOTES TO FINANCIAL STATEMENTS

June 30, 2016 (unaudited)

Note 1—Fund Organization—VanEck VIP Trust (formerly Van Eck VIP Trust) (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was organized as a Massachusetts business trust on January 7, 1987. The VanEck VIP Unconstrained Emerging Markets Bond Fund (the “Fund”) is a non-diversified series of the Trust and seeks high total return (income plus capital appreciation) by investing globally, primarily in a variety of debt securities. The Fund currently offers a single class of shares: Initial Class Shares.

Note 2—Significant Accounting Policies—The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The Fund is an investment company and is following accounting and reporting requirements of Accounting Standards Codification (“ASC”) 946 Financial Services – Investment Companies.

The following is a summary of significant accounting policies followed by the Fund.

A.	Security Valuation—The Fund values its investments in securities and other assets and liabilities carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Debt securities are valued on the basis of evaluated prices furnished by an independent pricing service approved by the Board of Trustees or provided by securities dealers. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date and/or (ii) quotations from bond dealers to determine current value and are categorized as Level 2 in the fair value hierarchy. Short-term obligations purchased with more than sixty days remaining to maturity are valued at market value. Short-term obligations purchased with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates fair value. Money market fund investments are valued at net asset value. Forward foreign currency contracts are valued at the spot currency rate plus an amount (“points”), which reflects the differences in interest rates between the U.S. and foreign markets and are categorized as Level 2 in the fair value hierarchy. Securities for which quotations are not available are stated at fair value as determined by the Pricing Committee of Van Eck Associates Corporation (the “Adviser”) appointed by the Board of
18

Trustees. The Pricing Committee provides oversight of the Fund’s valuation policies and procedures, which are approved by the Fund’s Board of Trustees. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and other market sources to determine fair value. The Pricing Committee convenes regularly to review the fair value of financial instruments for which market prices are not readily available. The Pricing Committee employs various methods for calibrating the valuation approaches utilized to determine fair value, including a regular review of key inputs and assumptions, transactional back-testing and disposition analysis.

Certain factors such as economic conditions, political events, market trends, the nature of and duration of any restrictions on disposition, trading in similar securities of the issuer or comparable issuers and other security specific information are used to determine the fair value for these securities. Depending on the relative significance of valuation inputs, these securities may be classified either as Level 2 or Level 3 in the fair value hierarchy. The price which the Fund may realize upon sale of an investment may differ materially from the value presented on the Schedule of Investments.

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis which includes a hierarchy that prioritizes inputs to valuation methods used to measure fair value. The fair value hierarchy gives highest priority to unadjusted quoted prices in active markets for identical assets and liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The transfers between levels of the fair value hierarchy assume the financial instruments were transferred at the beginning of the reporting period. The three levels of the fair value hierarchy are described below:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of the inputs, the levels used to value the Fund’s investments, and transfers between levels are located in the Schedule of Investments. Additionally, tables that reconcile the valuation of the Fund’s Level 3 investments and that present additional information about valuation
19

VANECK VIP UNCONSTRAINED

EMERGING MARKETS BOND FUND

NOTES TO FINANCIAL STATEMENTS

(unaudited) (continued)

methodologies and unobservable inputs, if applicable, are located in the Schedule of Investments.

B.	Federal Income Taxes—It is the Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.
Therefore, no federal income tax provision is required.

C.	Currency Translation—Assets and liabilities denominated in foreign currencies and commitments under foreign currency contracts are translated into U.S. dollars at the closing prices of such currencies each business day. Purchases and sales of investments are translated at the exchange rates prevailing when such investments are acquired or sold. Foreign denominated income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed in the financial statements. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and liabilities are recorded as net realized gain (loss) on forward foreign currency contracts, foreign currency transactions and foreign denominated assets and liabilities in the Statement of Operations. The total net realized gains and losses from fluctuations of foreign exchange rates on investments and other foreign currency denominated assets and liabilities are disclosed in Note 5 – Income Taxes.

D.	Dividends and Distributions to Shareholders—Dividends to shareholders from net investment income and distributions from net realized capital gains, if any, are declared and paid annually. Income dividends and capital gain distributions are determined in accordance with U.S. income tax regulations, which may differ from such amounts determined in accordance with GAAP.

E.	Use of Derivative Instruments—The Fund may make investments in derivative instruments, including, but not limited to, options, futures, swaps and other derivatives relating to foreign currency transactions. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over-the-counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments or commodities at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional
20

or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivative instruments also involves the risk of loss if the investment adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument. GAAP requires enhanced disclosures about the Fund’s derivative instruments and hedging activities. Details of this disclosure are found below as well as in the Schedule of Investments.

Forward Foreign Currency Contracts—The Fund is subject to foreign currency risk in the normal course of pursuing its investment objectives. The Fund may buy and sell forward foreign currency contracts to settle purchases and sales of foreign denominated securities, gain currency exposure or to hedge foreign denominated assets. Realized gains and losses from forward foreign currency contracts, if any, are included in realized gain (loss) on forward foreign currency contracts, foreign currency transactions and foreign denominated assets and liabilities in the Statement of Operations. The Fund may incur additional risk from investments in forward foreign currency contracts if the counterparty is unable to fulfill its obligation or there are unanticipated movements of the foreign currency relative to the U.S. dollar. The Fund held forward foreign currency contracts for five months during the period ended June 30, 2016 with an average unrealized depreciation of $7,666. Forward foreign currency contracts held at June 30, 2016 are reflected in the Schedule of Investments.

At June 30, 2016, the Fund held the following derivative instruments:

Asset Derivatives
Foreign Currency Risk
Forward foreign currency contracts[1]	$2,050

[1]	Statement of Assets and Liabilities location: Net unrealized appreciation on forward foreign currency contracts

The impact of transactions in derivative instruments, during the period ended June 30, 2016, was as follows:

Foreign Currency Risk
Realized gain(loss):
Forward foreign currency contacts[2]	$(76,481)
Net change in unrealized appreciation (depreciation):
Forward foreign currency contracts[3]	(361)
21

VANECK VIP UNCONSTRAINED
EMERGING MARKETS BOND FUND

NOTES TO FINANCIAL STATEMENTS

(unaudited) (continued)

[2]	Statement of Operations location: Net realized loss on forward foreign currency contracts, foreign currency transactions and foreign denominated assets and liabilities
[3]	Statement of Operations location: Net change in unrealized appreciation (depreciation) on forward foreign currency contracts, foreign currency transactions and foreign denominated assets and liabilities

F.	Offsetting Assets and Liabilities—In the ordinary course of business, the Fund enters into transactions subject to enforceable master netting or other similar agreements. Generally, the right of setoff in those agreements allows the Fund to set off any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. The Fund may pledge or receive cash and/or securities as collateral for derivative instruments. Collateral, if any, held at June 30, 2016 is presented in the Schedule of Investments.

The table below presents both gross and net information about the derivative instruments eligible for offset in the Statement of Assets and Liabilities subject to master netting or similar agreements, as well as financial collateral received or pledged (including cash collateral) as of June 30, 2016. Collateral, if any, is disclosed up to an amount of 100% of the net amount of unrealized gain/loss for the respective financial instruments. In general, collateral received or pledged exceeds the net amount of the unrealized gain/loss or market value of financial instruments.

	Gross Amount of Recognized Assets	Gross Amount Offset in the Statement of Assets and Liabilities	Net Amount of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments and Collateral Received	Net Amount

Forward foreign currency contracts	$3,318	$(1,268)	$2,050	$–	$2,050

	Gross Amount of Recognized Liabilities	Gross Amount Offset in the Statement of Assets and Liabilities	Net Amount of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments and Collateral Pledged	Net Amount

Forward foreign currency contracts	$(1,268)	$1,268	$–	$–	$–

G.	Other—Security transactions are accounted for on trade date. Realized gains and losses are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premiums and discounts, is accrued as earned. The Fund
22

received redemption fees from Class R1 Shares prior to its closing on April 30, 2012 which are reflected in the Financial Highlights.

In the normal course of business, the Fund enters into contracts that contain a variety of general indemnifications. The Fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Adviser believes the risk of loss under these arrangements to be remote.

Note 3—Investment Management and Other Agreements—The Adviser is the investment adviser to the Fund. The Adviser receives a management fee, calculated daily and payable monthly based on an annual rate of 1.00% of the first $500 million of average daily net assets, 0.90% of the next $250 million of average daily net assets and 0.70% of the average daily net assets in excess of $750 million. The Adviser has agreed, at least until May 1, 2017, to waive management fees and/or assume expenses (excluding acquired fund fees and expenses, interest expense, trading expenses, dividends and interest payments on securities sold short, taxes, and extraordinary expenses) from exceeding 1.10% of the Fund’s average daily net assets. For the period ended June 30, 2016, the Adviser waived management fees in the amount of $40,998. Certain officers and trustees of the Trust are officers, directors or stockholders of the Adviser and Van Eck Securities Corporation, the distributor.

Note 4—Investments—For the period ended June 30, 2016, the cost of purchases and proceeds from sales of investments, excluding U.S. government securities and short-term obligations, aggregated $101,481,553 and $99,364,629, respectively.

Note 5—Income Taxes—For Federal income tax purposes, the identified cost of investments owned at June 30, 2016 was $30,041,309 and net unrealized appreciation aggregated to $585,796 of which $719,909 related to appreciated securities and $134,113 related to depreciated securities.

The tax character of dividends and distributions paid to shareholders for the year ended December 31, 2015 was as follows:

Ordinary income	$2,211,375

The tax character of current year distributions will be determined at the end of the current fiscal year.

At December 31, 2015, the Fund had capital loss carryforwards available to offset future capital gains as follows:

Post-Effective No Expiration Long-Term Capital Losses	Post-Effective No Expiration Short-Term Capital Losses
$ 45,475	$ 4,572,165
23

VANECK VIP UNCONSTRAINED

EMERGING MARKETS BOND FUND

NOTES TO FINANCIAL STATEMENTS

(unaudited) (continued)

Realized gains or losses attributable to fluctuations in foreign exchange rates on investments and other foreign currency denominated assets and liabilities result in permanent book to tax differences which may affect the tax character of distributions and undistributed net investment income at the end of the Fund’s fiscal year. For the period January 1, 2016 to June 30, 2016, the Fund’s net realized gains from foreign currency translations were $82,923.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by applicable tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on return filings for all open tax years. The Fund does not have exposure for additional years that might still be open in certain foreign jurisdictions. Therefore, no provision for income tax is required in the Fund’s financial statements.

The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended June 30, 2016, the Fund did not incur any interest or penalties.

Note 6—Concentration of Risk—The Fund may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, less reliable information about issuers, different security transaction clearance and settlement practices and future adverse political and economic developments. These risks are heightened for investments in emerging markets countries. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of comparable U.S. issuers. The Fund may invest in debt securities which are rated below investment grade by rating agencies. Such securities involve more risk of default than higher rated securities and are subject to greater price variability.

As a result of recent events involving Ukraine and the Russian Federation, the United States and the European Union have imposed sanctions on certain Russian individuals and companies. These sanctions do not currently impact the Fund. Additional economic sanctions may be imposed or other actions may be taken that may adversely affect the value and liquidity of the Russian-related issuers held by the Fund.

Further, the United Kingdom recently decided to leave the European Union (“EU”), creating economic and political uncertainty in its wake. Significant uncertainty exists regarding the timing of the United Kingdom’s withdrawal from the EU and the effects such withdrawal will have on the Euro, European

24

economies and the global markets. This may further impact the value of the Euro and the British pound sterling, and has caused volatility and uncertainty in European and global markets.

At June 30, 2016, the aggregate shareholder accounts of five insurance companies own approximately 47%, 23%, 9%, 8% and 5% of the Fund’s outstanding shares of beneficial interest.

Note 7—Trustee Deferred Compensation Plan—The Trust has a Deferred Compensation Plan (the “Deferred Plan”) for Trustees under which the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The fees otherwise payable to the participating Trustees are deemed invested in shares of eligible Funds of the Trust and the VanEck Funds (another registered investment company managed by the Adviser) as directed by the Trustees.

The expense for the Deferred Plan is included in “Trustees’ fees and expenses” in the Statement of Operations. The liability for the Deferred Plan is shown as “Deferred Trustee fees” in the Statement of Assets and Liabilities.

Note 8—Bank Line of Credit—The Trust participates with VanEck Funds (collectively the “VE/VIP Funds”) in a $30 million committed credit facility (the “Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Fund and other temporary or emergency purposes. The participating VE/VIP Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the VE/VIP Funds at rates based on prevailing market rates in effect at the time of borrowings. During the period ended June 30, 2016, the average daily loan balance during the 8 day period for which a loan was outstanding amounted to $715,595 and the average interest rate was 1.70%. At June 30, 2016, the Fund had no outstanding borrowings under the Facility.

Note 9—Subsequent Event Review—The Fund has evaluated subsequent events and transactions for potential recognition or disclosure through the date the financial statements were issued.

25

VANECK VIP TRUST

APPROVAL OF ADVISORY AGREEMENT

June 30, 2016 (unaudited)

VANECK VIP UNCONSTRAINED

EMERGING MARKETS BOND FUND

(the “Fund”)

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that an investment advisory agreement between a fund and its investment adviser may be entered into only if it is approved, and may continue in effect from year to year after an initial two-year period only if its continuance is approved, at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval. On June 23, 2016, the Board of Trustees (the “Board”) of VanEck VIP Trust (the “Trust”), which is comprised exclusively of Independent Trustees, voted to approve the continuation of the existing advisory agreement (the “Advisory Agreement”) between the Fund and its investment adviser, Van Eck Associates Corporation (together with its affiliated companies, the “Adviser”). Information regarding the material factors considered and related conclusions reached by the Board in approving the continuation of the Advisory Agreement is set forth below.

In considering the continuation of the Advisory Agreement, the Board reviewed and considered information that had been provided by the Adviser throughout the year at meetings of the Board and its committees, including information requested by the Board and furnished by the Adviser for meetings of the Board held on June 2, 2016 and June 22 and 23, 2016 specifically for the purpose of considering the continuation of the Advisory Agreement. The written and oral reports provided to the Board included, among other things, the following:

■	Information about the overall organization of the Adviser and the Adviser’s Information about the overall organization of the Adviser and the Adviser’s short-term and long-term business plans with respect to its mutual fund operations and other lines of business;

■	The consolidated financial statements of the Adviser for the past two fiscal years;

■	A copy of the Advisory Agreement and descriptions of the services provided by the Adviser thereunder;
26

■	Information regarding the qualifications, education and experience of the investment professionals responsible for portfolio management, investment research and trading activities for the Fund, the structure of their compensation and the resources available to support these activities;

■	A report prepared by an independent consultant comparing the Fund’s investment performance (including, where relevant, total returns, standard deviations, Sharpe ratios, information ratios, beta and alpha) with respect to a representative class of shares of the Fund for the one-, three-, five- and ten-year periods ended March 31, 2016 with those of (i) a universe of mutual funds selected by the independent consultant with similar portfolio holding characteristics, share class attributes and other operational characteristics as the Fund (the “Category”), (ii) a subgroup of funds selected from the Category by the independent consultant further limited to approximate more closely the Fund’s investment style, expense structure and asset size (the “Peer Group”), (iii) an appropriate benchmark index and (iv) two additional benchmark indexes, each of which comprises 50% of the Fund’s benchmark index (each an “Additional Index”);

■	A report prepared by an independent consultant comparing the advisory fees and other expenses of a representative class of shares of the Fund during its fiscal year ended December 31, 2015 with a similar share class of each fund in the (i) Category and (ii) Peer Group;

■	An analysis of the profitability of the Adviser with respect to its services for the Fund and the VanEck complex of mutual funds as a whole (the “VanEck Complex”);

■	Information regarding other investment products and services offered by the Adviser involving investment objectives and strategies similar to the Fund (“Comparable Products”), including the fees charged by the Adviser for managing the Comparable Products, a description of material differences and similarities in the services provided by the Adviser for the Fund and the Comparable Products, the sizes of the Comparable Products and the identity of the individuals responsible for managing the Comparable Products;

■	Information concerning the Adviser’s compliance program, the resources devoted to compliance efforts undertaken by the
27

VANECK VIP TRUST

APPROVAL OF ADVISORY AGREEMENT

June 30, 2016 (unaudited) (continued)

Adviser on behalf of the Fund, and reports regarding a variety of compliance-related issues;

■	Information with respect to the Adviser’s brokerage practices, including the Adviser’s processes for monitoring best execution of portfolio transactions and the benefits received by the Adviser from research acquired with soft dollars;

■	Information regarding the procedures used by the Adviser in monitoring the valuation of portfolio securities, including the methodologies used in making fair value determinations, and the Adviser’s due diligence process for recommending the selection of pricing vendors and monitoring the quality of the inputs provided by such vendors;

■	Information regarding how the Adviser safeguards the confidentiality and integrity of its data and files (both physical and electronic), as well as of any communications with third parties containing Fund and shareholder information, including reports regarding the Adviser’s cybersecurity framework and its implementation, the identification and monitoring of cybersecurity risks (including the risks that arise out of arrangements with third party service providers), the Adviser’s cybersecurity response policy which is being finalized and will document the Adviser’s processes for the suitable escalation, remediation and communication of a cybersecurity event and other initiatives of the Adviser to mitigate cybersecurity risks;

■	Information regarding the Adviser’s policies and practices with respect to personal investing by the Adviser and its employees, including reports regarding the administration of the Adviser’s code of ethics and the Adviser’s policy with respect to investments in the Fund by the Adviser’s investment personnel;

■	Descriptions of the processes that the Adviser uses to evaluate and monitor the liquidity of fixed-income instruments and information regarding the actions the Adviser has taken with respect to risk management and disclosure matters relating to changing fixed income market conditions;

■	Descriptions of sub-transfer agency, omnibus account and other shareholder servicing arrangements for the Fund with intermediaries (collectively, “Servicing Arrangements”), including a description of the services provided by the intermediaries pursuant to such Servicing Arrangements and the payment terms
28

of the Servicing Arrangements, as well as reports regarding the amounts paid pursuant to the Servicing Arrangements and the amounts paid to intermediaries with respect to the Fund by the Adviser pursuant to any revenue sharing arrangements and Servicing Arrangements (to the extent not paid by the Fund);

■	Descriptions of other administrative and other non-investment management services provided by the Adviser for the Fund, including the Adviser’s activities in managing relationships with the Fund’s custodian, transfer agent and other service providers; and

■	Other information provided by the Adviser in its response to a comprehensive questionnaire prepared by independent legal counsel on behalf of the Independent Trustees.

In determining whether to approve the continuation of the Advisory Agreement, the Board considered, among other things, the following: (1) the nature, quality, extent and cost of the investment management, administrative and other non-investment management services provided by the Adviser; (2) the nature, quality and extent of the services performed by the Adviser in interfacing with, and monitoring the services performed by, third parties, such as the Fund’s custodian, transfer agent, sub-transfer agents and independent auditor, and the Adviser’s commitment and efforts to review the quality and pricing of third party service providers to the Fund with a view to reducing non-management expenses of the Fund; (3) the terms of the Advisory Agreement and the services performed thereunder; (4) the willingness of the Adviser to reduce the overall expenses of the Fund from time to time, if necessary or appropriate, by means of waiving a portion of its fees or paying expenses of the Fund; (5) the quality of the services, procedures and processes used to determine the value of the Fund’s assets and the actions taken to monitor and test the effectiveness of such services, procedures and processes; (6) the ongoing efforts of, and resources devoted by, the Adviser with respect to the development and implementation of a comprehensive compliance program; (7) the responsiveness of the Adviser to inquiries from, and examinations by, regulatory authorities, including the Securities and Exchange Commission; (8) the resources committed by the Adviser in recent periods to information technology and cybersecurity; and (9) the ability of the Adviser to attract and retain quality professional personnel to perform investment advisory and administrative services for the Fund.

29

VANECK VIP TRUST

APPROVAL OF ADVISORY AGREEMENT

June 30, 2016 (unaudited) (continued)

The Board considered the fact that the Adviser is managing other investment products, including exchange-traded funds, hedge funds, separate accounts and UCITs, one or more of which may invest in the same financial markets and may be managed by the same investment professionals according to a similar investment objective and/or strategy as the Fund. The Board concluded that the management of these products contributes to the Adviser’s financial stability and is helpful to the Adviser in attracting and retaining quality portfolio management personnel for the Fund. In addition, the Board concluded that the Adviser has established appropriate procedures to monitor conflicts of interest involving the management of the Fund and the other products and for resolving any such conflicts of interest in a fair and equitable manner.

The performance data and the advisory fee and expense ratio data described below for the Fund is based on data for a representative class of shares of the Fund. The performance data is net of expenses for periods on an annualized basis ended March 31, 2016, and the advisory fee and expense ratio data is as of the Fund’s fiscal year end of December 31, 2015.

Performance. The Board noted that, at the recommendation of the Adviser and in an effort to enhance the performance and long-term viability of the Fund, the Board had approved material changes to the Fund’s principal investment strategies, which became effective May 1, 2013. The Board further noted that, in light of these changes, the performance of the Fund compared to other similarly managed funds prior to May 1, 2013 was not relevant to the Board’s consideration of the Advisory Agreement. The Board then noted, based on a review of comparative annualized total returns, that the Fund had underperformed its Category and Peer Group medians and its benchmark index over the one-year period. The Board further noted that the Fund had outperformed one of the Additional Indexes and underperformed the other for the one-year period. The Board noted that actions have been taken by the Adviser to establish additional risk-control investment guidelines that will limit the Fund’s exposure to certain issuer-specific and country-specific risks. The Board concluded that additional time is needed to evaluate the effectiveness of such actions.

Fees and Expenses. The Board noted that the advisory fee rate and the total expense ratio, net of waivers or reimbursements, for the Fund were higher than the median advisory fee rates and the median

30

expense ratios for its Category and Peer Group. The Board also noted that the Adviser makes use of a complex and unique proprietary strategy for managing the Fund’s portfolio and that the Adviser has agreed to waive fees or pay expenses of the Fund through April 2017 to the extent necessary to prevent the expense ratio of the Fund from exceeding a specified maximum amount (subject to certain exclusions). On the basis of the foregoing, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the advisory fee rate charged to the Fund is reasonable.

Profitability and Economies of Scale. The Board considered the profits, if any, realized by the Adviser from managing the Fund and other mutual funds in the VanEck Complex and the methodology used to determine such profits. The Board noted that the levels of profitability reported on a fund-by-fund basis varied widely depending on such factors as the size, type of fund and operating history. The Board further noted that, in evaluating the reasonableness of the Adviser’s profits from managing any particular Fund, it would be appropriate to consider the size of the Adviser relative to other firms in the investment management industry and the impact on the Adviser’s profits of the volatility of the markets in which the Funds invest and the volatility of cash flows into and out of the Funds through various market cycles. Based on its review of the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the profits realized by the Adviser, if any, are deemed not to be excessive. In this regard, the Board also considered the extent to which the Adviser may realize economies of scale, if any, as the Fund grows and whether the Fund’s fee schedule, which includes breakpoints, reflects any economies of scale for the benefit of shareholders. The Board concluded that, with respect to the Fund, any economies of scale being realized are currently being shared by the Adviser and the Fund, and that adding or modifying existing breakpoints would not be warranted at this time for the Fund.

Conclusion. In determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to such factors, the members of the Board relied upon the advice of independent legal counsel and their own business judgment. The Board did not consider any single factor as controlling in determining whether to approve the continuation of the Advisory Agreement and

31

VANECK VIP TRUST

APPROVAL OF ADVISORY AGREEMENT

June 30, 2016 (unaudited) (continued)

each member of the Board may have placed varying emphasis on particular factors considered in reaching a conclusion. Moreover, this summary description does not necessarily identify all of the factors considered or conclusions reached by the Board. Based on its consideration of the foregoing factors and conclusions, and such other factors and conclusions as it deemed relevant, the Board (comprised exclusively of Independent Trustees) concluded that the continuation of the Advisory Agreement is in the interests of shareholders and, accordingly, the Board approved the continuation of the Advisory Agreement for an additional one-year period.

32

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the Fund’s prospectus, which includes more complete information. An investor should consider the investment objective, risks, and charges and expenses of the Fund carefully before investing. The prospectus contains this and other information about the investment company. Please read the prospectus carefully before investing.

Additional information about the VanEck VIP Trust’s (the “Trust”) Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Additional Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 800.826.2333, or by visiting vaneck.com, or on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Qs are available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 202.942.8090. The Fund’s complete schedule of portfolio holdings is also available by calling 800.826.2333 or by visiting vaneck.com.

Investment Adviser:	Van Eck Associates Corporation
Distributor:	Van Eck Securities Corporation
	666 Third Avenue, New York, NY 10017
	vaneck.com
Account Assistance:	800.544.4653	VIPUEMBSAR

Item 2. CODE OF ETHICS.

  Not applicable.

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT.

  Not applicable.

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

  Not applicable.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

     Not applicable.

Item 6. SCHEDULE OF INVESTMENTS.

     Information included in Item 1.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
        MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

Item 8. PORTFOLIO MANAGER OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

Item 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
        COMPANY AND AFFILIATED PURCHASERS.

     Not applicable.

Item 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

     Not applicable.

Item 11. CONTROLS AND PROCEDURES.

(a)  The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the
     Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR
     270.30a-3(c)) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules
     13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)  There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR
     270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. EXHIBITS.

(a)(1) Not applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a)
       under the Act (17 CFR 270.30a-2(a)) is attached as Exhibit 99.CERT.

(b)  Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is furnished as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) VANECK VIP TRUST

By (Signature and Title) /s/ John J. Crimmins, Treasurer & Chief Financial Officer
                         ---------------------------------------------------------
Date September 5, 2016
     ------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Jan F. van Eck, Chief Executive Officer
                        --------------------------------------------
Date September 5, 2016
     ------------------

By (Signature and Title)  /s/ John J. Crimmins, Treasurer & Chief Financial Officer
                        -----------------------------------------------------------

Date September 5, 2016
     ------------------